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                          CONSOLIDATED, AMENDED AND RESTATED
                                   CREDIT AGREEMENT

                              Dated as of April 30, 1998

                                        among

                            DURA AUTOMOTIVE SYSTEMS, INC.,
                                 as Parent Guarantor,

                                DURA OPERATING CORP.,
                          KIMANUS VERMOGENSVERWALTUNG GMBH,
                    DURA ASIA-PACIFIC PTY LIMITED ACN 004 884 539
                                         and
                       DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.,
                                  as Dura Borrowers,

                               TRIDENT AUTOMOTIVE PLC,
                           TRIDENT AUTOMOTIVE (UK) LIMITED,
                                 SPICEBRIGHT LIMITED,
                              TRIDENT AUTOMOTIVE, INC.,
                            TRIDENT AUTOMOTIVE CANADA INC.
                                         and
                               MOBLAN INVESTMENTS B.V.
                                as Trident Borrowers,

                            BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION,
                                      as Agent,

                              THE BANK OF NOVA SCOTIA,
                              THE CHASE MANHATTAN BANK,
                                   COMERICA BANK,
                         THE FIRST NATIONAL BANK OF CHICAGO
                                        and
                    U.S. BANK NATIONAL ASSOCIATION, as Co-Agents

                               BA AUSTRALIA LIMITED,
                               as Australian Lender,

                              BANK OF AMERICA CANADA,
                                as Canadian Lender,

                          BANK OF AMERICA NATIONAL TRUST
                 AND SAVINGS ASSOCIATION, as Swing Line Lender and
                                  Issuing Lender,

                                         and

                    THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                     Arranged by

                            BANCAMERICA ROBERTSON STEPHENS

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

                                  TABLE OF CONTENTS
||
                                                                            Page
                                                                            ----
                                   ARTICLE I
                                  DEFINITIONS
1.1       Certain Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . 3
1.2       Other Interpretive Provisions. . . . . . . . . . . . . . . . . . . .41
1.3       Accounting Principles. . . . . . . . . . . . . . . . . . . . . . . .42
1.4       Currency Equivalents Generally . . . . . . . . . . . . . . . . . . .42
1.5       Principle of Deemed Reinvestment . . . . . . . . . . . . . . . . . .43
1.6       Introduction of Euro . . . . . . . . . . . . . . . . . . . . . . . .43

                                  ARTICLE II
                                  THE CREDITS

2.1       Amounts and Terms of Dura Commitments. . . . . . . . . . . . . . . .43
2.2       Amounts and Terms of Trident Commitments . . . . . . . . . . . . . .45
2.3       Loan Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . .46
2.4       Procedure for Group Borrowings . . . . . . . . . . . . . . . . . . .46
2.5       Conversion and Continuation Elections for Group Borrowings . . . . .48
2.6       Utilization of Commitments in Offshore Currencies; Limit on
          Outstandings Not Denominated in U.S. Dollars . . . . . . . . . . . .50
2.7       Currency Exchange Fluctuations . . . . . . . . . . . . . . . . . . .52
2.8       Reduction or Termination of Dura Revolving Commitments . . . . . . .52
2.9       Reduction or Termination of Trident Commitments. . . . . . . . . . .53
2.10      Dura Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . .54
2.11      Trident Prepayments. . . . . . . . . . . . . . . . . . . . . . . . .56
2.12      Dura Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . .57
2.13      Trident Repayment. . . . . . . . . . . . . . . . . . . . . . . . . .57
2.14      Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58
2.15      Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
          (a)  Arrangement, Agency Fees. . . . . . . . . . . . . . . . . . . .59
          (b)  Facility Fees . . . . . . . . . . . . . . . . . . . . . . . . .59
2.16      Computation of Fees and Interest . . . . . . . . . . . . . . . . . .60
2.17      Payments by the Borrowers. . . . . . . . . . . . . . . . . . . . . .61
2.18      Payments by the Lenders to the Agent . . . . . . . . . . . . . . . .62
2.19      Proration of Payments. . . . . . . . . . . . . . . . . . . . . . . .63

                                  ARTICLE III
                               SWING LINE LOANS

3.1       Swing Line Commitment. . . . . . . . . . . . . . . . . . . . . . . .64
3.2       Borrowing Procedures for Swing Line Loans. . . . . . . . . . . . . .64
3.3       Refunding of Swing Line Loans. . . . . . . . . . . . . . . . . . . .65
3.4       Participations in Swing Line Loans . . . . . . . . . . . . . . . . .65
3.5       Swing Line Participation Obligations Unconditional . . . . . . . . .66
3.6       Conditions to Swing Line Loans . . . . . . . . . . . . . . . . . . .67


                                        i


                                   ARTICLE IV
                                AUSTRALIAN LOANS

4.1       Dura Australian Borrowings . . . . . . . . . . . . . . . . . . . . .67
4.2       Procedure for Dura Australian Borrowings . . . . . . . . . . . . . .67
4.3       Conversion and Continuation Elections for Dura Australian
          Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .68
4.4       Prepayments of Australian Loans. . . . . . . . . . . . . . . . . . .70
4.5       Participations in Australian Loans . . . . . . . . . . . . . . . . .70

                                   ARTICLE V
                                CANADIAN LOANS

5.1       Canadian Borrowings. . . . . . . . . . . . . . . . . . . . . . . . .72
5.2       Procedure for Canadian Borrowings. . . . . . . . . . . . . . . . . .72
5.3       Conversion and Continuation Elections for Canadian
          Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .73
5.4       Prepayments of Canadian Loans. . . . . . . . . . . . . . . . . . . .74
5.5       Participations in Canadian Loans . . . . . . . . . . . . . . . . . .75

                                  ARTICLE VI
                             THE LETTERS OF CREDIT

6.1       The Letter of Credit Subfacility . . . . . . . . . . . . . . . . . .76
6.2       Issuance, Amendment and Renewal of Letters of Credit . . . . . . . .78
6.3       Risk Participations, Drawings and Reimbursements . . . . . . . . . .81
6.4       Repayment of Participations. . . . . . . . . . . . . . . . . . . . .83
6.5       Role of the Issuing Lender . . . . . . . . . . . . . . . . . . . . .83
6.6       Obligations Absolute . . . . . . . . . . . . . . . . . . . . . . . .84
6.7       Cash Collateral Pledge . . . . . . . . . . . . . . . . . . . . . . .85
6.8       Letter of Credit Fees. . . . . . . . . . . . . . . . . . . . . . . .85
6.9       Uniform Customs and Practice . . . . . . . . . . . . . . . . . . . .86
6.10      Letters of Credit for the Account of Subsidiaries. . . . . . . . . .86

                                  ARTICLE VII
                    TAXES, YIELD PROTECTION AND ILLEGALITY

7.1       Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .87
7.2       Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . .93
7.3       Increased Costs and Reduction of Return. . . . . . . . . . . . . . .94
7.4       Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . . .95
7.5       Inability to Determine Rates . . . . . . . . . . . . . . . . . . . .96
7.6       Reserves on Offshore Rate Loans. . . . . . . . . . . . . . . . . . .97
7.7       Certificates of Lenders. . . . . . . . . . . . . . . . . . . . . . .98
7.8       Substitution of Lenders. . . . . . . . . . . . . . . . . . . . . . .98
7.9       Right of Lenders to Fund through Branches and Affiliates . . . . . .98
7.10      Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .99


                                       ii


                                 ARTICLE VIII
                             CONDITIONS PRECEDENT

8.1       Conditions of Initial Credit Extensions. . . . . . . . . . . . . . .99
          (a)  Credit Agreement and Notes. . . . . . . . . . . . . . . . . . .99
          (b)  Resolutions; Incumbencies . . . . . . . . . . . . . . . . . . .99
          (c)  Organization Documents; Good Standing . . . . . . . . . . . . 100
          (d)  Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . 100
          (e)  Collateral Documents. . . . . . . . . . . . . . . . . . . . . 100
          (f)  Trident Acquisition Documents . . . . . . . . . . . . . . . . 100
          (g)  Payment of Fees . . . . . . . . . . . . . . . . . . . . . . . 100
          (h)  Certificate . . . . . . . . . . . . . . . . . . . . . . . . . 100
          (i)  Legal Opinions. . . . . . . . . . . . . . . . . . . . . . . . 101
          (j)  Trust Preferred Stock Documents . . . . . . . . . . . . . . . 101
          (k)  Pro Forma Balance Sheet . . . . . . . . . . . . . . . . . . . 101
          (l)  Environmental Report. . . . . . . . . . . . . . . . . . . . . 101
          (m)  Trident Acquisition Certificate . . . . . . . . . . . . . . . 101
          (n)  Joinder Agreement . . . . . . . . . . . . . . . . . . . . . . 101
          (o)  Other Documents . . . . . . . . . . . . . . . . . . . . . . . 101
8.2       Conditions to All Credit Extensions. . . . . . . . . . . . . . . . 101
          (a)  Notice, Application . . . . . . . . . . . . . . . . . . . . . 102
          (b)  Continuation of Representations and Warranties. . . . . . . . 102
          (c)  No Existing Default . . . . . . . . . . . . . . . . . . . . . 102

                                  ARTICLE IX
                        REPRESENTATIONS AND WARRANTIES

9.1       Corporate Existence and Power. . . . . . . . . . . . . . . . . . . 102
9.2       Authorization; No Contravention. . . . . . . . . . . . . . . . . . 103
9.3       Governmental Authorization . . . . . . . . . . . . . . . . . . . . 103
9.4       Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . 103
9.5       Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
9.6       No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
9.7       ERISA Compliance . . . . . . . . . . . . . . . . . . . . . . . . . 104
9.8       Use of Proceeds; Margin Regulations. . . . . . . . . . . . . . . . 105
9.9       Title to Properties. . . . . . . . . . . . . . . . . . . . . . . . 105
9.10      Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
9.11      Financial Condition. . . . . . . . . . . . . . . . . . . . . . . . 106
9.12      Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . 106
9.13      Regulated Entities . . . . . . . . . . . . . . . . . . . . . . . . 107
9.14      No Burdensome Restrictions . . . . . . . . . . . . . . . . . . . . 107
9.15      Copyrights, Patents, Trademarks and Licenses, etc. . . . . . . . . 107
9.16      Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
9.17      Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
9.18      Accuracy of Information. . . . . . . . . . . . . . . . . . . . . . 107
9.19      Trident Acquisition. . . . . . . . . . . . . . . . . . . . . . . . 108


                                       iii


                                   ARTICLE X
                             AFFIRMATIVE COVENANTS

10.1      Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 109
10.2      Certificates; Other Information. . . . . . . . . . . . . . . . . . 110
10.3      Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111
10.4      Preservation of Corporate Existence, Etc . . . . . . . . . . . . . 112
10.5      Maintenance of Property. . . . . . . . . . . . . . . . . . . . . . 112
10.6      Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
10.7      Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . 113
10.8      Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . 113
10.9      Compliance with ERISA. . . . . . . . . . . . . . . . . . . . . . . 113
10.10     Inspection of Property and Books and Records . . . . . . . . . . . 113
10.11     Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . 114
10.12     Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . 114
10.13     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . 114
10.14     Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
10.15     Interest Rate Protection . . . . . . . . . . . . . . . . . . . . . 115

                                  ARTICLE XI
                              NEGATIVE COVENANTS

11.1      Limitation on Liens. . . . . . . . . . . . . . . . . . . . . . . . 115
11.2      Disposition of Assets. . . . . . . . . . . . . . . . . . . . . . . 117
11.3      Consolidations and Mergers . . . . . . . . . . . . . . . . . . . . 118
11.4      Loans and Investments. . . . . . . . . . . . . . . . . . . . . . . 119
11.5      Limitation on Indebtedness . . . . . . . . . . . . . . . . . . . . 120
11.6      Transactions with Affiliates . . . . . . . . . . . . . . . . . . . 121
11.7      Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . 121
11.8      Contingent Obligations . . . . . . . . . . . . . . . . . . . . . . 121
11.9      Restrictions on Subsidiaries . . . . . . . . . . . . . . . . . . . 122
11.10     Fixed Charge Coverage Ratio. . . . . . . . . . . . . . . . . . . . 122
11.11     Net Worth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123
11.12     Debt to EBITDA Ratio . . . . . . . . . . . . . . . . . . . . . . . 123
11.13     Restricted Payments. . . . . . . . . . . . . . . . . . . . . . . . 124
11.14     ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 125
11.15     Change in Business . . . . . . . . . . . . . . . . . . . . . . . . 125
11.16     Accounting Changes . . . . . . . . . . . . . . . . . . . . . . . . 125
11.17     Amendments to Other Documents. . . . . . . . . . . . . . . . . . . 125
11.18     Trust Preferred Stock Transaction. . . . . . . . . . . . . . . . . 125

                                  ARTICLE XII
                               EVENTS OF DEFAULT

12.1      Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . 125
          (a)  Non-Payment . . . . . . . . . . . . . . . . . . . . . . . . . 125
          (b)  Representation or Warranty. . . . . . . . . . . . . . . . . . 126
          (c)  Specific Defaults . . . . . . . . . . . . . . . . . . . . . . 126
          (d)  Other Defaults. . . . . . . . . . . . . . . . . . . . . . . . 126
          (e)  Cross-Default . . . . . . . . . . . . . . . . . . . . . . . . 126
          (f)  Insolvency; Voluntary Proceedings . . . . . . . . . . . . . . 127
          (g)  Involuntary Proceedings . . . . . . . . . . . . . . . . . . . 127


                                       iv


          (h)  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
          (i)  Monetary Judgments. . . . . . . . . . . . . . . . . . . . . . 127
          (j)  Non-Monetary Judgments. . . . . . . . . . . . . . . . . . . . 128
          (k)  Guaranties; Collateral Documents. . . . . . . . . . . . . . . 128
          (l)  Dura Interim Term Loans . . . . . . . . . . . . . . . . . . . 128
          (m)  Change in Control . . . . . . . . . . . . . . . . . . . . . . 128
12.2      Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
12.3      Rights Not Exclusive . . . . . . . . . . . . . . . . . . . . . . . 129

                                 ARTICLE XIII
                                   THE AGENT

13.1      Appointment and Authorization. . . . . . . . . . . . . . . . . . . 129
13.2      Delegation of Duties . . . . . . . . . . . . . . . . . . . . . . . 130
13.3      Liability of Agent . . . . . . . . . . . . . . . . . . . . . . . . 130
13.4      Reliance by Agent. . . . . . . . . . . . . . . . . . . . . . . . . 131
13.5      Notice of Default. . . . . . . . . . . . . . . . . . . . . . . . . 131
13.6      Credit Decision. . . . . . . . . . . . . . . . . . . . . . . . . . 132
13.7      Indemnification of Agent . . . . . . . . . . . . . . . . . . . . . 132
13.8      Agent in Individual Capacity . . . . . . . . . . . . . . . . . . . 133
13.9      Successor Agent. . . . . . . . . . . . . . . . . . . . . . . . . . 133
13.10     Withholding Tax. . . . . . . . . . . . . . . . . . . . . . . . . . 134
13.11     Collateral Matters . . . . . . . . . . . . . . . . . . . . . . . . 135
13.12     Co-Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136

                                  ARTICLE XIV
                                 MISCELLANEOUS

14.1      Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . 136
14.2      Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138
14.3      No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . 138
14.4      Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . . . 139
14.5      Borrower Indemnification . . . . . . . . . . . . . . . . . . . . . 140
14.6      Payments Set Aside . . . . . . . . . . . . . . . . . . . . . . . . 141
14.7      Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . 141
14.8      Assignments, Participations, etc.. . . . . . . . . . . . . . . . . 141
14.9      Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . 144
14.10     Set-off. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 144
14.11     Automatic Debits of Fees . . . . . . . . . . . . . . . . . . . . . 145
14.12     Notification of Addresses, Lending Offices, etc. . . . . . . . . . 145
14.13     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . 145
14.14     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . 145
14.15     No Third Parties Benefited . . . . . . . . . . . . . . . . . . . . 145
14.16     Governing Law and Jurisdiction . . . . . . . . . . . . . . . . . . 146
14.17     Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . 146
14.18     Judgment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 147
14.19     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . 147
14.20     Amendment and Restatement. . . . . . . . . . . . . . . . . . . . . 147
14.21     Additional Borrowers . . . . . . . . . . . . . . . . . . . . . . . 148
14.22     Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 148
14.23     Deed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 149

                                    SCHEDULES

     Schedule 1.1        Pricing Schedule
     Schedule 2.1        Commitments and Pro Rata Shares
     Schedule 2.8(b)     Dura Revolving Commitment Reductions
     Schedule 2.12       Dura Term Loan Installments
     Schedule 2.13(a)    Trident Term Loan Installments
     Schedule 2.13(b)    Trident Acquisition Loan Installments
     Schedule 6.1        Existing Letters of Credit
     Schedule 7.6        Associated Costs Rate
     Schedule 8.1(d)     Guaranties
     Schedule 8.1(e)     Collateral Documents
     Schedule 8.1(f)     Trident Acquisition Documents
     Schedule 8.1(ii)    Debt to be Repaid
     Schedule 9.5        Litigation
     Schedule 9.7        ERISA
     Schedule 9.12       Environmental Matters
     Schedule 9.16       Subsidiaries and Minority Interests
     Schedule 9.19       Trident Acquisition Exceptions
     Schedule 11.1       Liens
     Schedule 11.4(j)    Existing Investments
     Schedule 11.5       Indebtedness
     Schedule 11.8       Contingent Obligations
     Schedule 14.2       Offshore and Domestic Lending Offices;
                         Addresses for Notices

                                    EXHIBITS

     Exhibit A-1         Form of Notice of Group Borrowing
     Exhibit A-2         Form of Notice of Australian Borrowing
     Exhibit A-3         Form of Notice of Canadian Borrowing
     Exhibit A-4         Form of Request for Swing Line Loan
     Exhibit B-1         Form of Notice of Conversion/Continuation
     Exhibit B-2         Form of Notice of Conversion/Continuation
                         (Australian)
     Exhibit B-3         Form of Notice of Conversion/Continuation
                         (Canadian)
     Exhibit C           Form of Compliance Certificate
     Exhibit D           Form of Guaranty
     Exhibit E           Form of Joinder Agreement
     Exhibit F           Form of Note
     Exhibit G-1         Form of Opinion of U.S. Counsel
     Exhibit G-2         Form of Opinion of Australian Counsel
     Exhibit G-3         Form of Opinion of Canadian Counsel
     Exhibit G-4         Form of Opinion of German Counsel
     Exhibit G-5         Form of Opinion of Netherlands Counsel
     Exhibit G-6         Form of Opinion of U.K. Counsel
     Exhibit H           Form of Trident Acquisition Certificate
     Exhibit I           Form of Assignment and Acceptance ||

                       CONSOLIDATED, AMENDED AND RESTATED
                                CREDIT AGREEMENT


     This CONSOLIDATED, AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 30, 1998, among

          (i) DURA AUTOMOTIVE SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("DASI"),

          (ii) DURA OPERATING CORP., a corporation organized under the laws of the State of Delaware ("DURA"), KIMANUS VERMOGENSVERWALTUNG GMBH, a company organized under the laws of the Federal Republic of Germany (the "DURA GERMAN BORROWER"), DURA ASIA-PACIFIC PTY LIMITED ACN 004 884 539, a company organized under the laws of the State of Victoria (the "DURA AUSTRALIAN BORROWER"), and DURA AUTOMOTIVE SYSTEMS (CANADA), LTD., a corporation organized under the laws of Ontario (the "DURA CANADIAN BORROWER" and together with Dura, the Dura German Borrower, the Dura Australian Borrower and such other Non-Trident Subsidiaries that may from time to time become party to this Agreement as Dura Borrowers pursuant to SECTION 14.21, the "DURA BORROWERS"),

          (iii) effective upon consummation of the Trident Acquisition, TRIDENT AUTOMOTIVE PLC, a company organized under the laws of England ("TRIDENT"), TRIDENT AUTOMOTIVE (UK) LIMITED, a company organized under the laws of England ("TRIDENT UK"), SPICEBRIGHT LIMITED, a company organized under the laws of England ("SPICEBRIGHT"), TRIDENT AUTOMOTIVE, INC., a corporation organized under the laws of the State of Delaware ("TRIDENT US"),TRIDENT AUTOMOTIVE CANADA INC., a corporation organized under the laws of Ontario (the "TRIDENT CANADIAN BORROWER"), and MOBLAN INVESTMENTS B.V., a company organized under the laws of The Netherlands ("MOBLAN", and together with Trident, Trident UK, Spicebright, Trident US, the Trident Canadian Borrower and such other Trident Subsidiaries that may from time to time become party to this Agreement as Trident Borrowers pursuant to SECTION 14.21, the "TRIDENT BORROWERS"), and

          (iv) the several financial institutions from time to time party to this Agreement (collectively the "LENDERS"; individually each a "LENDER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Swing Line Lender, BA AUSTRALIA LIMITED, as Australian Lender as provided herein, BANK OF AMERICA CANADA, as Canadian Lender as provided herein, THE BANK OF NOVA SCOTIA, THE CHASE MANHATTAN BANK], COMERICA BANK, THE FIRST NATIONAL BANK OF CHICAGO and U.S. BANK NATIONAL ASSOCIATION, as Co-Agents, and BANK OF AMERICA

     NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent as provided herein.

                               W I T N E S E T H:

     WHEREAS, Dura is an indirectly wholly-owned Subsidiary of DASI; and

     WHEREAS, subject to the terms and conditions of this Agreement, to finance in part the Trident Acquisition, to amend and restate or refinance certain existing Indebtedness of Dura and of Trident and their respective Subsidiaries and to fund general corporate purposes of Dura and Trident and their respective Subsidiaries,

          (i) the Lenders have agreed to make the Dura Term Loans to Dura on the Closing Date;

          (ii) (a) the Lenders have agreed to make available to the Dura Borrowers, during the period from the Closing Date to the Termination Date, a revolving multicurrency credit facility with a letter of credit subfacility from the Issuing Lender and a swing line loan option from the Swing Line Lender, (b) the Canadian Lender has agreed to make available to the Dura Canadian Borrower a Canadian dollar credit facility (which facility is a subfacility of the Dura Revolving Facility), and (c) the Australian Lender has agreed to make available to the Dura Australian Borrower an Australian dollar and U.S. dollar credit facility (which facility is a subfacility of the Dura Revolving Facility);

          (iii) the Lenders have agreed to make the Dura Interim Term Loans to Dura on the Closing Date;

          (iv) upon consummation of the Trident Acquisition, the Lenders have agreed to make the Trident Term Loans to Trident on the Closing Date;

          (v) upon consummation of the Trident Acquisition, (a) the Lenders have agreed to make available to the Trident Borrowers, during the period from the Closing Date to the Termination Date, a revolving multicurrency credit facility with a letter of credit subfacility from the Issuing Lender and a swing line loan option from the Swing Line Lender, and (b) the Canadian Lender has agreed to make available to the Trident Canadian Borrower a Canadian dollar credit facility (which facility is a subfacility of the Trident Revolving Facility); and

          (vi) upon consummation of the Trident Acquisition, the Lenders have agreed to make additional multicurrency term loans available to Trident during the period from the first Business Day following the Closing Date to the Trident Acquisition Facility Termination Date,

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows (each Trident Borrower becoming party hereto upon consummation of the Trident Acquisition and delivery of its Joinder Agreement):


                                    ARTICLE I

                                   DEFINITIONS

     1.1 CERTAIN DEFINED TERMS. The following terms have the following meanings:

          ACQUISITION means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that Dura or a Subsidiary is the surviving entity.

          ADJUSTED WORKING CAPITAL means the remainder of:

                (a) (i) the consolidated current assets of DASI and its Subsidiaries, LESS (ii) the amount of cash and cash equivalents included in such consolidated current assets;

          LESS

                (b) (i) consolidated current liabilities of DASI and its Subsidiaries, LESS (ii) the amount of short- term Indebtedness (including current maturities of long-term Indebtedness) of DASI and its Subsidiaries included in such consolidated current liabilities.

          AFFILIATE means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

          AGENT means BofA in its capacity as agent hereunder and under the other Loan Documents, as provided in ARTICLE XIII, and any successor Agent arising under SECTION 13.9.

          AGENT-RELATED PERSONS means the Agent and any successor thereto in such capacity hereunder, together with their respective Affiliates (including the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          AGREED ALTERNATIVE CURRENCY - see SUBSECTION 2.6(e).

          AGREEMENT means this Consolidated, Amended and Restated Credit Agreement.

          APPLICABLE CURRENCY means, as to any particular payment or Loan, U.S. Dollars, Australian Dollars, Canadian Dollars or the Offshore Currency in which it is denominated or is payable.

          APPLICABLE MARGIN means the applicable rate per annum set forth under the heading "Applicable Margin" on SCHEDULE 1.1.

          ARRANGER means BancAmerica Robertson Stephens.

          ASSIGNEE - see SUBSECTION 14.8(a).

          ATTORNEY COSTS means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel; provided that with respect to any particular matter related to the negotiation and documentation of the transaction contemplated by this Agreement or any amendment or modification hereof, Attorney Costs will be limited to either the fees and disbursements of any external counsel or the fees and disbursements of internal counsel.

          AUSTRALIAN BANK BILL RATE means, with respect to any Interest Period for an Australian Bank Bill Rate Loan:

                (a) the rate determined by the Australian Lender to be the average buying rate (rounded up, if necessary, to the nearest four decimal places) displayed at or about 11:00 a.m. (Sydney time) on the first day of such Interest Period on the Reuters screen

          BBSY page for a term equivalent to such Interest Period; or

                (b) if (i) for any reason there is no rate displayed for a period equivalent to such Interest Period; or (ii) the basis of calculation of such rate is changed after the date hereof and in the reasonable opinion of the Australian Lender it ceases to reflect the Australian Lender's cost of funding to the same extent as of the date of this Agreement, then the Australian Bank Bill Rate will be the rate determined by the Australian Lender to be the average of the buying rates quoted to the Australian Lender by each of three Australian banks selected by the Australian Lender at or about that time on that date. The buying rates must be for bills of exchange which are accepted by an Australian bank selected by the Australian Lender and which have a term equivalent to such Interest Period.

          AUSTRALIAN BANK BILL RATE LOAN means any Australian Loan which bears interest at a rate determined by reference to the Australian Bank Bill Rate.

          AUSTRALIAN BANK BILL RATE OFFICE means, with respect to the Australian Lender, the office or offices of such Person which shall be making or maintaining the Australian Bill Rate Loans of such Person hereunder or such other office or offices through which such Person determines the Australian Bank Bill Rate.

          AUSTRALIAN BORROWING means a Borrowing hereunder consisting of Australian Loans made by the Australian Lender.

          AUSTRALIAN DOLLARS and A$ each mean lawful money of Australia.

          AUSTRALIAN DURA COMMITMENT means the commitment of the Australian Lender to make Australian Loans to the Dura Australian Borrower pursuant to SECTION 4.2; it being understood that the Australian Dura Commitment is a part of the combined Dura Revolving Commitments of all Lenders, rather than a separate, independent commitment.

          AUSTRALIAN FLOATING RATE LOAN means an Australian Loan which bears interest at a rate determined by reference to the Australian Overnight Rate.

          AUSTRALIAN LENDER means BA Australia Limited in its capacity as Australian Lender hereunder and any successor thereto in such capacity. The Australian Lender is an Affiliate of BofA, and BofA is the "primary Lender" for the Australian Lender.

          AUSTRALIAN LOAN - see SECTION 4.1.

          AUSTRALIAN LOANS SUBLIMIT means U.S.$4,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four Business Days after written notice of such reduction or increase is given by Dura to the Agent and the Australian Lender, PROVIDED that after giving effect to such reduction or increase, (x) the Australian Loans Sublimit shall not exceed U.S.$4,000,000 and (y) the Australian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Australian Loans.

          AUSTRALIAN OVERNIGHT RATE means, with respect to any amount in Australian Dollars, for any day, the rate of interest per annum equal to the higher of: (i) the rate of interest per annum at which overnight deposits in such Australian Dollars, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by BofA's Sydney Branch to major banks in the Sydney or other applicable offshore interbank market, and (ii) the cost of funds to BofA's Sydney Branch with respect to such amount for such day, expressed as a rate of interest per annum.

          AUSTRALIAN PARTICIPATION FUNDING NOTICE means a written notice from the Australian Lender informing the Agent that an Event of Default has occurred and is continuing and directing the Agent to notify all Lenders (other than the Australian Lender) to fund their participations in the Australian Loans as provided in SECTION 4.5.

          AUSTRALIAN U.S. DOLLAR LOAN means any Australian Loan denominated in U.S. Dollars.

          BACAN means Bank of America Canada, a bank chartered under the laws of Canada.

          BANK OF CANADA RATE means the overnight rate established by the Canadian Lender based on its customary practice.

          BANKRUPTCY CODE means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, ET SEQ.).

          BENEFICIAL OWNER shall have the meaning assigned thereto in Rule 13d-3 of the SEC under the Exchange Act as in effect on the date hereof.

          BOFA means Bank of America National Trust and Savings
     Association, a national banking association.

          BORROWERS means the Dura Borrowers and the Trident Borrowers; and BORROWER means any Dura Borrower or Trident Borrower, as applicable.

          BORROWING means a borrowing hereunder consisting of Loans of the same Facility and Type and in the same Applicable Currency made to a Borrower on the same day by one or more Lenders under ARTICLES II, III, IV or VI and, other than in the case of Floating Rate Loans, having the same Interest Period. A Borrowing may be a Group Borrowing, a Swing Line Loan, an Australian Borrowing or a Canadian Borrowing.

          BORROWING DATE means any date on which a Borrowing occurs under
     SECTION 2.4, 3.2, 4.2, or 5.2.

          BUSINESS DAY means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago or San Francisco (and in the case of disbursements, payments and calculations in respect of(x) any Offshore Currency, in London, England and the city where the applicable Payment Office is located, (y) Australian Loans, in Sydney, Australia, or (z) Canadian Dollars, in Toronto, Canada) are authorized or required by law to close and (i) with respect to disbursements and payments in and calculations pertaining to U.S. Dollars relating to Offshore Rate Loans or Canadian Dollars relating to Offshore Canadian Loans, a day on which dealings are carried on in the applicable offshore U.S. Dollar or Canadian Dollar interbank market, and (ii) with respect to disbursements and payments in and calculations pertaining to any Offshore Currency relating to Offshore Rate Loans, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder (and, if such Offshore Currency is Euros, a day on which commercial banks are open in Frankfurt am Main, Germany).

          CANADIAN BORROWERS means the Dura Canadian Borrower and the Trident Canadian Borrower, and CANADIAN BORROWER means either of the Dura Canadian Borrower or the Trident Canadian Borrower.

          CANADIAN BORROWING means a Borrowing hereunder consisting of Canadian Loans made by the Canadian Lender.

          CANADIAN DOLLARS and C$ each mean lawful money of Canada.

          CANADIAN DURA COMMITMENT means the commitment of the Canadian Lender to make Canadian Loans to the Dura Canadian Borrower pursuant to SECTION 5.1; it being understood that the Canadian Dura Commitment is a part of the combined Dura Revolving Commitments of all Lenders, rather than a separate, independent commitment.

          CANADIAN LENDER means BACAN in its capacity as Canadian Lender hereunder and any successor thereto in such capacity. The Canadian Lender is an Affiliate of BofA, and BofA is the "primary Lender" for the Canadian Lender.

          CANADIAN LOAN - see SECTION 5.1.

          CANADIAN OFFSHORE RATE means, with respect to any Interest Period for an Offshore Canadian Loan, the rate of interest per annum determined by the Canadian Lender to be the rate of interest per annum for deposits in Canadian Dollars for a period equal to such Interest Period quoted on Telerate page 3740, at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period. If no such quotations are available, the Canadian Offshore Rate shall be determined by the Canadian Lender, to be the arithmetic mean, rounded upward if necessary, to the nearest 1/16th of one percent, of the rates of interest per annum at which deposits in Canadian Dollars in an amount approximately equal to the aggregate amount of such Offshore Canadian Loan, and having a maturity equal to such Interest Period are offered to BofA in the London interbank market at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period.

          CANADIAN PARTICIPATION FUNDING NOTICE means a written notice from the Canadian Lender informing the Agent that an Event of Default has occurred and is continuing and directing the Agent to notify all Lenders (other than the Canadian Lender) to fund their participations in the Canadian Loans as provided in SECTION 5.5.

          CANADIAN PRIME RATE means, for any day, the per annum rate of interest in effect for such day as publicly announced from time to time by BACAN in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by BACAN based upon various factors including BACAN's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate announced by BACAN shall take effect at the opening of business on the day specified in the public announcement of such change.

          CANADIAN PRIME RATE LOAN means a Canadian Loan that bears interest based on the Canadian Prime Rate.

          CANADIAN TRIDENT COMMITMENT means the commitment of the Canadian Lender to make Canadian Loans to the Trident Canadian Borrower pursuant to SECTION 5.1; it being understood that the Canadian Trident Commitment is a part of the combined Trident Revolving Commitments of all Lenders, rather than a separate, independent commitment.

          CAPITAL ADEQUACY REGULATION means, in respect of any Lender, any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of such Lender or of any corporation controlling such Lender which is generally applicable to banks or corporations controlling banks in any applicable jurisdiction (and not applicable to such Lender or the corporation controlling such Lender solely due to the financial or regulatory condition of such Lender or such corporation).

          CAPITAL EXPENDITURES means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of DASI.

          CASH COLLATERALIZE means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Lender and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Issuing Lender (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meanings. Each Borrower hereby grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in all such cash and deposit account balances to secure the L/C Obligations of such Borrower. Cash collateral shall be maintained in blocked deposit accounts at BofA.

          CASH EQUIVALENT INVESTMENT means (a) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) commercial paper maturing no more than 270 days from the date issued and having a rating of at least A-1 from Standard & Poor's Ratings Group or at least P-1 from Moody's Investors Services, Inc.; (c) certificates of deposit or bankers' acceptances maturing within one year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any Lender or any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 and not subject to setoff rights in favor of such bank; and (d) investments with foreign governmental entities which are members of the OECD (as hereafter defined) or foreign banks organized under the laws of countries which are members of the OECD, similar to the investments set forth in CLAUSE (a), (b) and (c) above, so long as such foreign bank has combined capital and surplus of a Dollar Equivalent of no less than $500,000,000.

          CHANGE IN CONTROL means any of the following events:

          (a) any Person or group (within the meaning of Rule 13d-5 of the SEC under the Exchange Act), excluding Onex U.S. Investments, Inc. or J2R Corporation, shall be or become the Beneficial Owner of issued and outstanding capital stock of DASI representing 25% or more of the voting power in elections for directors of DASI on a fully diluted basis;

          (b) a majority of the members of the board of directors of DASI or the board of directors of Dura shall cease to be Continuing Members; or

          (c) DASI shall cease to own, directly or indirectly, 100% of the issued and outstanding capital stock of Dura.

          CLOSING DATE means the date on which all conditions precedent set forth in SECTION 8.1 are satisfied or waived by all Lenders (or, in the case of SUBSECTION 8.1(g), waived by the Person entitled to receive such payment).

          CODE means the Internal Revenue Code of 1986.

          COLLATERAL DOCUMENT means each document listed on SCHEDULE 8.1(e) and each Pledge Agreement, Security

     Agreement, Mortgage and reaffirmation thereof and amendment or supplement thereto.

          COMMITMENT, as to each Lender, means its Dura Term Commitment, Dura Revolving Commitment, Dura Interim Term Commitment, Trident Term Commitment, Trident Revolving Commitment and/or Trident Acquisition Commitment.

          COMPLIANCE CERTIFICATE means a certificate substantially in the form of EXHIBIT C.

          COMPUTATION DATE means any date on which the Agent determines the Dollar Equivalent amount of any Australian Loans, Canadian Loans, Offshore Currency Loans or L/C Obligations pursuant to SECTION 2.6(a), 3.1, 4.1(b), 5.1(b) or 6.1.

          COMPUTATION PERIOD means each period of four consecutive fiscal quarters ending after March 31, 1998.

          CONSOLIDATED NET INCOME means, for any period, the consolidated net income (or loss) of DASI and its Subsidiaries for such period; PROVIDED that there shall be excluded therefrom (i) the income or loss of any Person which is not a Subsidiary (but any dividends or other distributions received in cash by DASI or any Subsidiary from such Person shall be included in determining Consolidated Net Income) and
     (ii) compensation expense resulting from the issuance of capital stock, stock options or stock appreciation rights issued to employees, including officers, of DASI or any Subsidiary, or the exercise of such options or rights, in each case to the extent the obligation (if any) associated therewith is not expected to be settled by the payment of cash by DASI or any Affiliate of DASI.

          CONTINGENT OBLIGATION means, as to any Person, any direct or indirect liability of such Person, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to invest in, support or supply funds to any other Person, or (iii) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall (x) in the case of a Guaranty Obligation, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (y) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          CONTINUING MEMBER means a member of the board of directors of DASI or Dura who either (a) was a member of such board of the directors on the Closing Date and has been such continuously thereafter or (b) became a member of such board after the Closing Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of such board of directors.

          CONTRACTUAL OBLIGATION means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          CONVERSION/CONTINUATION DATE means any Business Day on which a Borrower (i) converts Loans of a Facility from one Type to another Type in the same currency or (ii) continues as Loans of the same Type, but with a new Interest Period, Loans of a Facility having Interest Periods expiring on such date.

          CREDIT EXTENSION means (a) the making of any Loan hereunder (but not the continuation of a Loan as a Loan of the same Type and currency nor the conversion of a Loan from one Type into another Type in the same currency) and (b) the Issuance of any Letter of Credit hereunder.

          DASI  - see the PREAMBLE.

          DEBT TO BE REPAID means all Indebtedness listed on SCHEDULE
     8.1(ii).

          DEBT TO EBITDA RATIO means, as of the last day of any fiscal quarter, the ratio of

                (a) the consolidated Indebtedness of DASI and its Subsidiaries (excluding, to the extent, if any, included therein, the Trust Preferred Stock Debentures and the Trust Preferred Stock Preferred Securities) as of such day

          TO

                (b) EBITDA for the Computation Period ending on such day.

          If DASI or any Subsidiary makes any Acquisition, the Debt to EBITDA Ratio shall be calculated on a combined basis during the first 12 months following such Acquisition based on the assumption that such Acquisition had been completed (and the financial results of the acquired Person or assets had been included in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period (but without adjustment for any cost savings or other synergies attributable to such Acquisition for the period prior to the date of such Acquisition).

          DEUTSCHEMARKS and DM each mean lawful money of Germany.

          DOLLAR EQUIVALENT means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Australian Dollars, Canadian Dollars or another Offshore Currency, the equivalent amount in U.S. Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Australian Dollars, Canadian Dollars or other Offshore Currency, as applicable, on the most recent Computation Date provided for in SECTION 2.6(a), 3.1, 4.1(b), 5.1(b) or 6.1, as applicable, or such other date as is specified herein.

          DURA - see the PREAMBLE.

          DURA AUSTRALIAN BORROWER - see the PREAMBLE.

          DURA BORROWERS - see the PREAMBLE.

          DURA CANADIAN BORROWER - see the PREAMBLE.

          DURA CANADIAN LOAN means a Canadian Loan made to the Dura Canadian Borrower.

          DURA CANADIAN LOANS SUBLIMIT means U.S.$6,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four Business Days after written notice of such reduction or increase is given by Dura to the Agent and the Canadian Lender, PROVIDED that after giving effect to such reduction or increase, (x) the Dura Canadian Loans Sublimit shall not exceed U.S.$6,000,000 and (y) the Dura Canadian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Dura Canadian Loans.

          DURA GERMAN BORROWER - see the PREAMBLE.

          DURA INTERIM TERM COMMITMENT means a Lender's commitment to make a Dura Interim Term Loan hereunder.

          DURA INTERIM TERM FACILITY means the U.S. Dollar term loan facility provided hereunder as set forth in SUBSECTION 2.1(c).

          DURA INTERIM TERM LOAN - see SUBSECTION 2.1(c).

          DURA L/C COMMITMENT means the commitment of the Issuing Lender to Issue, and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under
     ARTICLE VI for the account of any Dura Borrower, in an aggregate Dollar Equivalent amount not to exceed on any date an amount equal to the lesser of (i) the excess of the amount of the combined Dura Revolving Commitments of all Lenders over the aggregate outstanding principal amount of all Dura Revolving Loans, and (ii) the excess of U.S.$30,000,000 over the Effective Amount of all L/C Obligations of the Trident Borrowers; it being understood that the Dura L/C Commitment is a part of the combined Dura Revolving Commitments of all Lenders, rather than a separate, independent commitment.

          DURA LOAN means an extension of credit by a Lender to a Dura Borrower under ARTICLES II, III, IV, V or VI, which may be a Dura Term Loan, a Dura Revolving Loan or a Dura Interim Term Loan.

          DURA REVOLVING COMMITMENT - see SUBSECTION 2.1(b).

          DURA REVOLVING COMMITMENT REDUCTION DATE means each date listed on SCHEDULE 2.8(b) under the heading "Dura Revolving Commitment Reduction Date".

          DURA REVOLVING FACILITY means the revolving multicurrency credit facility with letter of credit, Swing Line Loan, Australian Loan and Canadian Loan subfacilities provided hereunder to the Dura Borrowers as set forth in SUBSECTION 2.1(b) and SECTIONS 3.1, 4.1, 5.1 and 6.1.

          DURA REVOLVING GROUP LOAN - see SUBSECTION 2.1(b).

          DURA REVOLVING LOAN means (a) an extension of credit by a Lender to a Dura Borrower under the Dura Revolving Facility pursuant to
     ARTICLE II or ARTICLE VI, which may be a Dura Revolving Group Loan or an L/C Advance, or (b) an extension of credit by the Australian Lender to the Dura Australian Borrower pursuant to ARTICLE IV, or (c) an extension of credit by the Canadian Lender to the Dura Canadian Borrower pursuant to ARTICLE V, or (d) a Swing Line Loan to a Dura Borrower pursuant to ARTICLE III.

          DURA SWING LINE LOAN means a Swing Line Loan made to a Dura
     Borrower.

          DURA TERM COMMITMENT means a Lender's commitment to make a Dura Term Loan hereunder.

          DURA TERM FACILITY means the U.S. Dollar term loan facility provided hereunder as set forth in SUBSECTION 2.1(a).

          DURA TERM LOAN - see SUBSECTION 2.1(a).

          EBITDA means, for any period, the sum of

          (a) Consolidated Net Income of DASI and its Subsidiaries for such period excluding, to the extent reflected in determining such Consolidated Net Income, extraordinary gains and losses for such period and non-cash restructuring or other non-cash charges,

          PLUS

          (b) to the extent deducted in determining Consolidated Net Income, Interest Expense, income tax expense, depreciation, depletion, amortization, and any scheduled payment of interest on (without duplication) any of the Trust Preferred Stock Debentures or the Trust Preferred Stock Preferred Securities for such period.

          EFFECTIVE AMOUNT means with respect to any outstanding L/C Obligations on any date, the aggregate Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate Dollar

     Equivalent amount of the L/C Obligations as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under any Letter of Credit taking effect on such date.

          ELIGIBLE ASSIGNEE means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least U.S.$500,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus in a Dollar Equivalent amount of at least U.S.$500,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iii) a Person that is primarily engaged in the business of commercial banking and that is
     (A) a Subsidiary of a Lender, (B) a Subsidiary of a Person of which a Lender is a Subsidiary, or (C) a Person of which a Lender is a Subsidiary; and (iv) an insurance company, mutual fund or other financial institution organized under the laws of the United States, any state thereof, any other country which is a member of the OECD or a political subdivision of any such country; PROVIDED that no Person shall be an Eligible Assignee in respect of any Dura Revolving Commitment or Trident Revolving Commitment unless, at the time of the proposed assignment to such Person, such Person is able to make Dura Revolving Group Loans or Trident Revolving Group Loans, as the case may be, in U.S. Dollars, Australian Dollars, Canadian Dollars and each other Offshore Currency.

          ENVIRONMENTAL CLAIMS means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          ENVIRONMENTAL LAWS means all federal, state, provincial and local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, any Governmental Authorities, in each case relating to protection of the environment or occupational health and safety matters.

          ERISA means the Employee Retirement Income Security Act of 1974.

          ERISA AFFILIATE means any trade or business (whether or not incorporated) under common control with DASI within the meaning of
     Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          ERISA EVENT means (a) a Reportable Event with respect to a Pension Plan; (b) the failure to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) a withdrawal by DASI or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (d) a complete or partial withdrawal by DASI or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (e) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or
     (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon DASI or any ERISA Affiliate.

          EURO means the single currency of participating member states of the European Union.

          EVENT OF DEFAULT means any of the events or circumstances specified in SECTION 12.1.

          EXCEPTED ASSET SALES means (i) dispositions or sales permitted under SUBSECTIONS 11.2(a) or (b), and (ii) other sales or other dispositions not in excess of U.S.$5,000,000 in the aggregate during any fiscal year.

          EXCESS CASH FLOW means, for any period, the remainder of

          (a)   the sum, without duplication, of

                (i)   EBITDA,

          PLUS

                (ii) any net decrease in Adjusted Working Capital during such period (exclusive of decreases in working capital associated with asset sales),

          PLUS

                (iii) any net cash extraordinary gains included in determining Consolidated Net Income,

          MINUS

          (b)   the sum, without duplication, of

                (i) Interest Expense,

          PLUS

                (ii) repayments (including prepayments) of principal of Term Loans pursuant to SECTION 2.10, 2.11, 2.12 or 2.13, prepayments of principal of Dura Revolving Loans and Trident Revolving Loans reflecting reductions in the Dura Revolving Commitments or the Trident Revolving Commitments pursuant to
          SECTION 2.8 or 2.9, regularly scheduled principal payments arising with respect to any other long-term Indebtedness of DASI and its Subsidiaries, and the portion of any regularly scheduled payments with respect to capital leases allocable to principal, in each case made during such period,

          PLUS

                (iii)    Capital Expenditures for such period,

          PLUS

                (iv) all federal, state, local and foreign income taxes paid by DASI and its Subsidiaries during such period,

          PLUS

                (v) any net increase in Adjusted Working Capital during such period (exclusive of increases in working capital associated with asset sales),

          PLUS

                (vi) Investments (other than Investments in Affiliates of DASI) of the types described in

          SUBSECTIONS 11.4(g), (h) and (k) made in cash during such period,

          PLUS

                (vii) any cash restructuring charges incurred during such period in connection with the Trident Acquisition, to the extent not deducted in computing Consolidated Net Income for such period,

          PLUS

                (viii) (without duplication of the foregoing clause (vii), any net cash extraordinary charges, to the extent reflected in computing Consolidated Net Income for such period.

          EXCHANGE ACT means the Securities and Exchange Act of 1934.

          EXISTING CREDIT AGREEMENTS means the Existing Dura Credit Agreement and the Existing Trident Credit Agreement.

          EXISTING DURA CREDIT AGREEMENT means the Amended and Restated Multicurrency Credit Agreement dated as of December 5, 1996, as amended from time to time prior to the Closing Date, among certain of the Dura Borrowers, various lenders, and BofA as agent (including the restatement thereof executed on April 30, 1998).

          EXISTING LETTERS OF CREDIT means the letters of credit issued by BofA under the Existing Dura Credit Agreement and outstanding on the Closing Date and listed on SCHEDULE 6.1.

          EXISTING TRIDENT CREDIT AGREEMENT means the Credit Agreement dated as of December 12, 1997, as amended from time to time prior to the Closing Date, among certain of the Trident Borrowers, various lenders, Union Bank of Switzerland, Zurich, as documentation agent, and National Westminster Bank plc, as administrative agent.

          FACILITY means any of the Dura Term Facility, the Dura Revolving Facility, the Dura Interim Term Facility, the Trident Term Facility, the Trident Revolving Facility or the Trident Acquisition Facility.

          FACILITY FEE RATE means the applicable rate set forth under the heading "Facility Fee Rate" in SCHEDULE 1.1.

          FEE LETTER - see SUBSECTION 2.15(a).

          FLOATING RATE means (i) with respect to Obligations in Dollars, the U.S. Base Rate plus the U.S. Base Rate Margin, (ii) with respect to Obligations in Australian Dollars, the sum of the Australian Overnight Rate plus the Other Floating Rate Margin, (iii) with respect to Obligations in Canadian Dollars, the Canadian Prime Rate plus the U.S. Base Rate Margin, (iv) with respect to Obligations in any other Offshore Currency, the sum of the applicable Overnight Rate plus the Other Floating Rate Margin, and (v) with respect to Obligations in any Agreed Alternative Currency, a comparable interest rate measure agreed to by Dura, the Agent and the Lenders at the time such currency becomes an Agreed Alternative Currency under this Agreement.

          FLOATING RATE LOAN means a Loan, or an L/C Advance, that bears interest based on the Floating Rate.

          FLOATING RATE MARGIN means, with respect to the U.S. Base Rate and the Canadian Prime Rate, the U.S. Base Rate Margin, and with respect to any other Floating Rate, the Other Floating Rate Margin.

          FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

          FX TRADING OFFICE means the Foreign Exchange Trading Center #5193, San Francisco, California, of BofA, or such other of BofA's offices as BofA may designate from time to time.

          GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination, it being understood that determinations thereof are subject to SECTION 1.3.

          GOVERNMENTAL AUTHORITY means any nation or government, any state, province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          GROUP BORROWING means a Borrowing hereunder consisting of Loans (other than Australian Loans, Canadian Loans or Swing Line Loans) under one Facility made by the Lenders ratably according to their respective Pro Rata Shares.

          GROUP LOAN means a Loan (other than Australian Loans, Canadian Loans or Swing Line Loans) made by a Lender ratably according to its Pro Rata Share.

          GUARANTIES mean the guaranties listed on SCHEDULE 8.1(d) and each other guaranty executed and delivered hereunder by a Subsidiary substantially in the form of EXHIBIT D; and GUARANTY means any of the foregoing.

          GUARANTORS mean the guarantors party to the Guaranties; and GUARANTOR means any of the foregoing.

          GUARANTY OBLIGATION has the meaning specified in the definition of Contingent Obligation.

          HONOR DATE - see SUBSECTION 6.3(b).

          INDEBTEDNESS of any Person means, without duplication, the following (other than trade payables and accrued expenses entered into in the ordinary course of business): (a) all indebtedness for borrowed money of such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services if secured by a Lien (including all indebtedness of such Person created or arising under any conditional sale or other title retention agreement)(even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all obligations of such Person with respect to capital leases or leases which should be classified as capital leases in accordance with GAAP; (f) all net obligations of such Person with respect to Swap Contracts (such obligations to be equal at any time to the aggregate net amount that would have been payable by such Person at the most recent fiscal quarter end in connection with the termination of such Swap Contracts at such fiscal quarter end); (g) all indebtedness of other Persons referred to in CLAUSES (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in CLAUSES (a) through (g) above.

          INDEMNIFIED LIABILITIES - see SECTION 14.5.

          INDEMNIFIED PERSON - see SECTION 14.5.

          INDEPENDENT AUDITOR - see SUBSECTION 10.1(a).

          INSOLVENCY PROCEEDING means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, administration or relief of debtors, or (b) any general assignment for the benefit of creditors, arrangement, compromise, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors.

          INTEREST EXPENSE means for any period the consolidated interest expense of DASI and its Subsidiaries for such period determined in accordance with GAAP (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures but excluding amortization of fees and expenses in connection with the Trident Acquisition, this Agreement and the transactions contemplated by the foregoing), net of any interest income from cash collateral securing Indebtedness.

          INTEREST PAYMENT DATE means (a) as to any Loan other than a Floating Rate Loan, the last day of each Interest Period applicable to such Loan, and (b) as to any Floating Rate Loan, the last Business Day of each calendar quarter, PROVIDED that if any Interest Period for an Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan exceeds three months, the date that falls three months after the beginning of such Interest Period also shall be an Interest Payment Date.

          INTEREST PERIOD means, as to any Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan,

     Australian Bank Bill Rate Loan or Offshore Canadian Loan, as applicable, and ending on the date one, two, three or six months thereafter (or, in the case of one Interest Period for the Term Loans under each of the Dura Term Facility, the Dura Interim Term Facility, the Trident Term Facility and the Trident Acquisition Facility, and subject to SECTION 7.5, such other period of time approved by the Agent, not exceeding six months, as will cause the last day of such Interest Period to fall on a day on which principal is scheduled to be repaid under such Facility) as selected by the applicable Borrower in its Notice of Group Borrowing, Notice of Australian Borrowing, Notice of Canadian Borrowing, or Notice of Conversion/Continuation, as the case may be; PROVIDED that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period for an Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan, that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) no Interest Period for any Dura Revolving Loan or Trident Revolving Loan shall extend beyond the scheduled Termination Date;

               (iv) no Interest Period for any Dura Revolving Loan shall extend beyond any Dura Revolving Commitment Reduction Date unless the aggregate principal Dollar Equivalent amount of all Dura Revolving Loans that are Floating Rate Loans, plus the aggregate principal Dollar Equivalent Amount of all Dura Revolving Loans having Interest Periods that will expire on or before such Dura Revolving Commitment Reduction Date, plus the unused portion of the combined Dura Revolving Commitments, equals or exceeds the amount of the scheduled reduction of the Dura Revolving Commitments on such Dura Revolving Commitment Reduction Date;

               (v) no Interest Period for any Term Loan under the Dura Term Facility, the Dura Interim Term Facility, the Trident Term Facility or the Trident Acquisition Facility shall extend beyond any scheduled installment date unless the aggregate principal amount of all Term Loans under such Facility that are Floating Rate Loans, plus the aggregate principal amount of all Term Loans under such Facility having Interest Periods that will expire on or before such scheduled installment date, equals or exceeds the amount of the installment of the Term Loans under such Facility due on such date;

               (vi) no Borrower may select an Interest Period for an Offshore Currency Loan in any Offshore Currency which would extend beyond the date on which such Offshore Currency is no longer to be the lawful currency of its respective country;

               (vii) prior to the initial syndication of the Commitments and Loans by BofA (which, together with BA Australia Limited and BACAN, constitute the initial Lenders hereunder), each Interest Period in respect of Offshore Rate Loans shall be for a period of one month or less approved by the Agent; and

               (viii) subject to the foregoing clauses (iii) and (iv) of this proviso, the Australian Lender may approve any other Interest Period requested by the Dura Australian Borrower for Australian Bank Bill Rate Loans not otherwise permitted by this definition, and the Canadian Lender may approve any other Interest Period requested by a Canadian Borrower for Offshore Canadian Loans not otherwise permitted by this definition.

          INVESTMENT - see SECTION 11.4.

          IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

          ISSUANCE DATE - see SUBSECTION 6.1(a).

          ISSUE means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "ISSUED," "ISSUING" and "ISSUANCE" have corresponding meanings.

          ISSUING LENDER means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under SECTION 13.9.

          JOINDER AGREEMENT means an agreement by which a Subsidiary becomes party to this Agreement, substantially in the form of EXHIBIT E.

          JOINT VENTURE means a limited-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by DASI or any of its Subsidiaries with another Person or Persons in order to conduct a common venture or enterprise with such Person or Persons.

          L/C ADVANCE means each Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

          L/C AMENDMENT APPLICATION means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use by the Issuing Lender, as the Issuing Lender shall request.

          L/C APPLICATION means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use by the Issuing Lender, as the Issuing Lender shall request.

          L/C BORROWING means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under SUBSECTION 6.3(b).

          L/C FEE RATE means the applicable rate set forth under the heading "L/C Fee Rate" in SCHEDULE 1.1.

          L/C OBLIGATIONS means at any time the sum of (a) the aggregate undrawn Dollar Equivalent amount of all Letters of Credit then outstanding, plus
     (b) the Dollar Equivalent amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

          L/C-RELATED DOCUMENTS means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Lender's standard form documents for letter of credit issuances.

          LENDER - see the PREAMBLE. References to the "Lenders" shall, unless the context otherwise requires, include BA Australia Limited in its capacity as Australian

     Lender, BACAN in its capacity as Canadian Lender and BofA in its capacity as Issuing Lender and as Swing Line Lender; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Lender or Swing Line Lender, its status as such will be specifically referenced.

          LENDING OFFICE means, as to any Lender, the office or offices of such Lender (or, in the case of any Offshore Currency Loan, Australian Loan or Canadian Loan, of an Affiliate of such Lender) specified as its "Lending Office", "Domestic Lending Office", "Offshore Lending Office", "Australian Lending Office" or "Canadian Lending Office", as the case may be, on
     SCHEDULE 14.2, or such other office or offices of such Lender (or, in the case of any Offshore Currency Loan, Australian Loan or Canadian Loan, of an Affiliate of such Lender) as such Lender may from time to time specify to Dura and the Agent.

          LETTER OF CREDIT means any Existing Letter of Credit and any letter of credit (whether a standby letter of credit or a commercial documentary letter of credit) Issued by the Issuing Lender pursuant to ARTICLE VI.

          LIEN means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment for security, charge or deposit arrangement, encumbrance, preferential arrangement in the nature of security or lien (statutory or other) in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

          LOAN means a Revolving Loan or a Term Loan.

          LOAN DOCUMENTS mean this Agreement, each Joinder Agreement, any Note, the Fee Letter, the L/C-Related Documents, each Guaranty, each Collateral Document and all other documents delivered to the Agent or any Lender in connection herewith (but not including the Trident Acquisition Documents or other documents effecting an Acquisition).

          LOAN PARTIES means the Borrowers and the Guarantors; and LOAN PARTY means any Borrower or any Guarantor, as applicable.

          LOCAL TIME means, in the case of any Loan, the local time of the applicable Lending Office of BofA, the Australian Lender or the Canadian Lender, as the case may be.

          MARGIN STOCK means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

          MATERIAL ADVERSE EFFECT means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of DASI and its Subsidiaries taken as a whole; or (b) a material impairment of the ability of the Loan Parties to perform under any applicable Loan Document.

          MATERIAL SUBSIDIARY means any Subsidiary (other than Dura Automotive Systems Capital Trust) having assets or annual revenues constituting 5% or more of the total assets or annual revenues (based on a pro forma basis for the most recently ended fiscal year) of DASI and its Subsidiaries on a consolidated basis, PROVIDED that ACCO La Teledynamique S.A. shall not be deemed to be a Material Subsidiary prior to January 31, 2000.

          MC means MC Holding Corp., a Delaware corporation.

          MINIMUM TRANCHE means, in respect of Loans comprising part of the same Borrowing, or to be converted or continued under SECTION 2.5, 4.3 or 5.3,
     (a) in the case of U.S. Dollar Loans, U.S.$3,000,000 or a higher integral multiple of U.S.$1,000,000, (b) in the case of Australian Loans in Australian Dollars, A$500,000 or a higher integral multiple of A$250,000, or such other amount that is acceptable to the Australian Lender, (c) in the case of Australian Loans in U.S. Dollars, U.S.$500,000 or a higher integral multiple of U.S.$250,000, or such other amount that is acceptable to the Australian Lender, (d) in the case of Canadian Loans, C$1,000,000 or a higher integral multiple of C$500,000, or such other amount that is acceptable to the Canadian Lender, (e) in the case of Offshore Currency Loans, a minimum Dollar Equivalent amount of U.S.$3,000,000 and an integral multiple of 1,000,000 units of the Applicable Currency or (f) in the case of any Type of Loans, the remaining unused amount of the applicable Commitments, if less than the foregoing amounts.

          MOBLAN - see the PREAMBLE.

          MORTGAGE means each mortgage or deed of trust listed on SCHEDULE 8.1(E) and each other mortgage or deed of trust provided to the Agent by a Loan Party hereunder.

          MULTIEMPLOYER PLAN means a "multiemployer plan", within the meaning of
     Section 4001(a)(3) of ERISA, to which DASI or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          NET CASH PROCEEDS means

               (a) with respect to the sale, transfer or other disposition by DASI or any Subsidiary of any asset (including any stock of any Subsidiary), the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable, reserve for adjustment or otherwise, but only as and when received) received by DASI or any Subsidiary pursuant to such sale, transfer or other disposition, net (subject to reserves for normal course post-closing adjustments) of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts applied to the repayment of any Indebtedness secured by a Lien on the asset subject to such sale, transfer or other disposition (other than the Obligations); and (iv) liabilities of the entity, or relating to the business or assets, sold, transferred or otherwise disposed of which are retained by DASI or the applicable Subsidiary; and

               (b) with respect to any issuance of equity securities or Subordinated Indebtedness, the aggregate cash proceeds received by DASI or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's commissions and legal, accounting and investment banking fees).

          If DASI or any Subsidiary receives Net Cash Proceeds in a currency other than U.S. Dollars, the Dollar Equivalent amount thereof shall be determined as of the date of such receipt.

          NON-TRIDENT SUBSIDIARY means any Subsidiary of Dura other than Trident and the Subsidiaries of Trident.

          NOTE means a promissory note executed by a Borrower in favor of a Lender pursuant to SUBSECTION 2.3(b), in substantially the form of EXHIBIT F.

          NOTICE OF AUSTRALIAN BORROWING means a notice in substantially the form of EXHIBIT A-2.

          NOTICE OF CANADIAN BORROWING means a notice in substantially the form of EXHIBIT A-3.

          NOTICE OF CONVERSION/CONTINUATION means a notice in substantially the form of EXHIBIT B-1 (in the case of a notice pursuant to SECTION 2.5) EXHIBIT B-2 (in the case of a notice pursuant to SECTION 4.3) or EXHIBIT B-3 (in the case of a notice pursuant to SECTION 5.3).

          NOTICE OF GROUP BORROWING means a notice in substantially the form of EXHIBIT A-1.

          OBLIGATIONS means all advances, debts, liabilities, obligations, covenants and duties which are owing by any Loan Party to any Lender, any Affiliate of any Lender, the Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising, arising under (i) any Loan Document, (ii) any Swap Contract or (iii) any other agreement relating to indebtedness for borrowed money, letter of credit or bank guarantee having an aggregate principal Dollar Equivalent amount for all such agreements not in excess of U.S.$20,000,000, which agreement is designated by Dura in writing to the Agent as a "Clause (iii) secured agreement" with a specified maximum principal Dollar Equivalent amount.

          OFFSHORE CANADIAN LOAN means any Canadian Loan that bears interest based on the Canadian Offshore Rate.

          OFFSHORE CURRENCY means at any time British pounds sterling, Canadian Dollars, French francs, Deutschemarks, Euros and any Agreed Alternative Currency.

          OFFSHORE CURRENCY LOAN means any Loan denominated in an Offshore Currency.

          OFFSHORE CURRENCY OFFSHORE RATE LOAN means any Offshore Rate Loan denominated in an Offshore Currency.

          OFFSHORE RATE means, for any Interest Period, (i) with respect to Offshore Rate Loans in U.S. Dollars comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the Agent as the rate at which deposits in U.S. Dollars in the approximate amount of the Offshore Rate Loan of BofA, and having a maturity comparable to such Interest Period, are offered by BofA's Grand Cayman Branch,

     Grand Cayman, B.W.I. (or such other office as may be designated by BofA) to major banks in the offshore interbank market at approximately 9:00 a.m. (San Francisco time) two Business Days prior to the commencement of such Interest Period, or (ii) with respect to Offshore Rate Loans in an Offshore Currency comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the Agent as the rate at which deposits in such Offshore Currency in the approximate amount of the Offshore Rate Loan of BofA, and having a maturity comparable to such Interest Period, are offered by BofA's London Branch, London, England (or such other office as may be designated by BofA) to major banks in the offshore interbank market at approximately 11:00 a.m. (London time) two Business Days prior to (or (a) in the case of an Offshore Rate Loan in Pounds Sterling, on the day of, or (b) in the case of an Offshore Currency Loan in Euros, on such other date as is customary in the relevant offshore interbank market) the commencement of such Interest Period.

          OFFSHORE RATE LOAN means any Loan that bears interest based on the Offshore Rate.

          OFFSHORE U.S. DOLLAR LOAN means any Offshore Rate Loan denominated in U.S. Dollars.

          ORGANIZATION DOCUMENTS means, for any corporation or other Person, the certificate or articles of incorporation or association, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all other applicable constating documents of such Person.

          OTHER FLOATING RATE MARGIN means the applicable rate per annum set forth under the heading "Other Floating Rate Margin" on SCHEDULE 1.1.

          OTHER TAXES means any present or future stamp or documentary Taxes or any other excise or property Taxes which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

          OVERNIGHT RATE means with respect to any amount in an Offshore Currency, for any day, the rate of interest per annum equal to the higher of: (i) the rate of interest per annum at which overnight deposits in such Offshore Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by BofA's London Branch to major banks in the

     London or other applicable offshore interbank market, and (ii) the cost of funds to BofA's London Branch with respect to such amount for such day, expressed as a rate of interest per annum.

          PARTICIPANT - see SUBSECTION 14.8(d).

          PAYMENT OFFICE means (i) in respect of payments by any Loan Party in U.S. Dollars, the address for payments set forth on SCHEDULE 14.2 for the Agent or such other address as the Agent may from time to time specify in accordance with SECTION 14.2, (ii) in the case of payments by any Loan Party in any Offshore Currency, such address as the Agent may from time to time specify in accordance with SECTION 14.2, (iii) in the case of payments by the Dura Australian Borrower, the address for payments set forth on
     SCHEDULE 14.2 for the Australian Lender or such other address as the Australian Lender may from time to time specify in accordance with SECTION
     14.2 and (iv) in the case of payments by the Canadian Borrowers in Canadian Dollars, the address for payments set forth on SCHEDULE 14.2 for the Canadian Lender or such other address as the Canadian Lender may from time to time specify in accordance with SECTION 14.2.

          PBGC means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

          PENSION PLAN means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Loan Party or any ERISA Affiliate may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

          PERMITTED LIENS - see SECTION 11.1.

          PERSON means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity.

          PLAN means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Loan Party sponsors or maintains or to which any Loan Party makes, is making, or is obligated to make contributions, and includes any Pension Plan.

          PLEDGE AGREEMENT means each of the pledge agreements listed on
     SCHEDULE 8.1(E) and each other pledge agreement provided by a Loan Party to the Agent hereunder.

          PRO RATA SHARE means, as to any Lender in respect of any Facility at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of

               (a) prior to termination of the Commitments in such Facility, (i) such Lender's Commitment in such Facility divided by (ii) the combined Commitments of all Lenders in such Facility, or

                (b) after termination of the Commitments in such Facility, (i) the aggregate principal Dollar Equivalent amount of such Lender's Loans under such Facility PLUS (in the case of the Dura Revolving Facility and the Trident Revolving Facility) (without duplication) the sum of the participations of such Lender in the aggregate Dollar Equivalent principal amount of all Canadian Loans and, if applicable, Australian Loans, of the Effective Amount of all L/C Obligations and of all Swing Line Loans, in each case under such Facility, divided by
          (ii) the aggregate Dollar Equivalent principal amount of all Loans under such Facility PLUS (in the case of the Dura Revolving Facility or the Trident Revolving Facility) (without duplication) the Effective Amount of all L/C Obligations under such Facility.

          REAFFIRMATION(S) OF DURA COLLATERAL DOCUMENTS means the Reaffirmations of Dura Collateral Documents listed on SCHEDULE 8.1(E).

          REAFFIRMATION(S) OF DURA GUARANTIES means the Reaffirmations of Dura Guaranties listed on SCHEDULE 8.1(E).

          REPLACEMENT LENDER - see SECTION 7.8.

          REPORTABLE EVENT means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder with respect to which DASI or any ERISA Affiliate would be subject to the notice requirements of Section 4043(b), other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          REQUEST FOR SWING LINE LOAN means a request in substantially the form of EXHIBIT A-4.

          REQUIRED LENDERS means

               (a) at any time prior to the Termination Date, Lenders then holding more than 50% of the sum of (i) the then aggregate unused amount of the Commitments, PLUS (ii) the then aggregate unpaid Dollar Equivalent principal amount of the Loans, PLUS (iii) (without duplication) the then aggregate Effective Amount of the L/C Obligations, and

               (b) otherwise, Lenders then holding more than 50% of the sum of
          (i) the then aggregate unpaid Dollar Equivalent principal amount of the Loans, PLUS (ii) (without duplication) the then aggregate Effective Amount of the L/C Obligations,

     it being understood that, for purposes of CLAUSES (a) and (b), the principal amount of each Lender's Loans shall be deemed to be

               (i)(A) in the case of any Lender other than the Australian Lender, increased by such Lender's participations in the Australian Loans pursuant to SECTION 4.5 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to SECTION 4.5, and (B) in the case of the Australian Lender, decreased by the amount of the participations of all other Lenders in its Australian Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to SECTION 4.5, and

               (ii)(A) in the case of any Lender other than the Canadian Lender, increased by such Lender's participations in the Canadian Loans pursuant to SECTION 5.5 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to SECTION 5.5, and (B) in the case of the Canadian Lender, decreased by the amount of the participations of all other Lenders in its Canadian Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to SECTION 5.5, and

               (iii)(A) in the case of any Lender other than the Swing Line Lender, increased by such Lender's participations in the Swing Line Loans pursuant to SECTION 3.4 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to SECTION 3.4, and (B)) in the case of the Swing Line Lender, decreased by the amount of the participations of all other Lenders in its Swing Line Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to SECTION 3.4).

     For purposes of determining whether the Required Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Dollar Equivalent amount of all Offshore Currency Loans shall be calculated on the date such amendment, waiver or consent is to become effective or such action is to be taken.

          REQUIREMENT OF LAW means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          RESPONSIBLE OFFICER means the chief executive officer, the president, a vice president or the chief financial officer of DASI or a Borrower, as the case may be, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of DASI or a Borrower, as the case may be, or any other officer having substantially the same authority and responsibility.

          REVOLVING LOAN means a Dura Revolving Loan or a Trident Revolving
     Loan.

          SAME DAY FUNDS means (i) with respect to disbursements and payments in U.S. Dollars, immediately available funds, and (ii) with respect to disbursements and payments in Australian Dollars, Canadian Dollars or another Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Australian Dollars, Canadian Dollars or the relevant Offshore Currency.

          SEC means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

          SECURITY AGREEMENT means each of the security agreements listed on
     SCHEDULE 8.1(e) and each other security agreement provided by a Loan Party to the Agent hereunder.

          SPICEBRIGHT - see the PREAMBLE.

          SPOT RATE for a currency means the rate quoted by BofA as the spot rate for the purchase by BofA of such currency with another currency through its FX Trading Office at approximately 8:00 a.m. (San Francisco time) on the date two Business Days prior to the date as of which the foreign exchange computation is made.

          SUBORDINATED INDEBTEDNESS means unsecured Indebtedness for borrowed money junior to and subordinate to the Obligations on terms and conditions satisfactory to the Required Lenders and maturing after the final scheduled maturity date of all Obligations.

          SUBSIDIARY of a Person means any corporation, association, partnership, limited liability company, joint venture, business trust or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of DASI.

          SURETY INSTRUMENTS means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

          SWAP CONTRACT means any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

          SWING LINE COMMITMENT means the commitment of the Swing Line Lender to make Swing Line Loans hereunder.

          SWING LINE LENDER means BofA in its capacity as swing line lender hereunder, together with any replacement swing line lender arising under
     SECTION 13.9.

          SWING LINE LOAN - see SECTION 3.1.

          TAXES means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Agent and each Participant, such taxes (including income taxes, franchise or Canadian capital taxes) as are imposed on or measured by such Lender's, the Agent's or such Participant's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

          TERM LOANS means the Dura Term Loans, the Dura Interim Term Loans, the Trident Term Loans and the Trident Acquisition Loans.

          TERMINATION DATE means the earlier to occur of (a) April 30, 2003; and
     (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          TOTAL DURA REVOLVING OUTSTANDINGS means the sum of the aggregate principal Dollar Equivalent amount of all outstanding Dura Revolving Group Loans plus the Australian Loans Sublimit plus the Dura Canadian Loans Sublimit plus the aggregate principal Dollar Equivalent amount of all Dura Swing Line Loans plus (without duplication) the Effective Amount of all L/C Obligations of the Dura Borrowers.

          TOTAL TRIDENT REVOLVING OUTSTANDINGS means the sum of the aggregate principal Dollar Equivalent amount of all outstanding Trident Revolving Group Loans plus the Trident Canadian Loans Sublimit plus the aggregate principal Dollar Equivalent amount of all Trident Swing Line Loans plus (without duplication) the Effective Amount of all L/C Obligations of the Trident Borrowers.

          TRIDENT - see the PREAMBLE.

          TRIDENT ACQUISITION means the Acquisition by Dura or one or more of its Subsidiaries of Trident pursuant to the Trident Acquisition Documents.

          TRIDENT ACQUISITION COMMITMENT means a Lender's commitment to make Trident Acquisition Loans hereunder.

          TRIDENT ACQUISITION DOCUMENTS means the documents listed in SCHEDULE 8.1(f) hereto, in each case as in effect on the date hereof and as amended from time to time in accordance with
     SECTION 11.17.

          TRIDENT ACQUISITION FACILITY means the U.S. Dollar term loan facility provided hereunder as set forth in SUBSECTION 2.2(c).

          TRIDENT ACQUISITION FACILITY TERMINATION DATE means the earlier to occur of (a) April 28, 2000; and (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          TRIDENT ACQUISITION LOAN - see SUBSECTION 2.2(c).

          TRIDENT BORROWERS - see the PREAMBLE.

          TRIDENT CANADIAN BORROWER  - see the PREAMBLE.

          TRIDENT CANADIAN LOAN means a Canadian Loan made to the Trident Canadian Borrower.

          TRIDENT CANADIAN LOANS SUBLIMIT means U.S.$3,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four Business Days after written notice of such reduction or increase is given by Dura to the Agent and the Canadian Lender, PROVIDED that after giving effect to such reduction or increase,
     (x) the Trident Canadian Loans Sublimit shall not exceed U.S.$3,000,000 and
     (y) the Trident Canadian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Trident Canadian Loans.

          TRIDENT INDEMNIFIED LIABILITIES - see SECTION 14.5.

          TRIDENT L/C COMMITMENT means the commitment of the Issuing Lender to Issue, and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under ARTICLE VI for the account of any Trident Borrower, in an aggregate Dollar Equivalent amount not to exceed on any date an amount equal to the lesser of (i) the excess of the amount of the combined Trident Revolving Commitments of all Lenders over the aggregate outstanding principal amount of all Trident Revolving Loans, and (ii) the excess of U.S. $30,000,000 over the Effective Amount of all L/C Obligations of the Dura Borrowers; it being understood that the Trident L/C Commitment is a part of the combined Trident Revolving Commitments of all Lenders, rather than a separate, independent commitment.

          TRIDENT LOAN means an extension of credit by a Lender to a Trident Borrower under ARTICLES II, III, V or VI which may be a Trident Term Loan, a Trident Revolving Loan or a Trident Acquisition Loan.

          TRIDENT LOAN PARTY means any Trident Borrower and any Guarantor that is a Trident Subsidiary.

          TRIDENT OBLIGATIONS means (i) so long as the Trident Subordinated Debt is outstanding and held by any Person other than Affiliates of DASI, all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document which are owing by any Trident Loan Party to any Lender, the Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising, and (ii) at any other time, all Obligations.

          TRIDENT REVOLVING COMMITMENT - see SUBSECTION 2.2(b).

          TRIDENT REVOLVING FACILITY means the revolving multicurrency credit facility with letter of credit, Swing Line Loan and Canadian Loan subfacilities provided hereunder to the Trident Borrowers as set forth in SUBSECTION 2.2(b) and SECTIONS 3.1, 5.1 and 6.1.

          TRIDENT REVOLVING GROUP LOAN - see SUBSECTION 2.2(b).

          TRIDENT REVOLVING LOAN means (a) an extension of credit by a Lender to a Trident Borrower under the Trident Revolving Facility pursuant to ARTICLE II or ARTICLE VI, which may be a Trident Revolving Group Loan or an L/C Advance, or (b) an extension of credit by the Canadian Lender to the Trident Canadian Borrower pursuant to ARTICLE V, or (c) a Swing Line Loan to a Trident Borrower pursuant to ARTICLE III.

          TRIDENT SUBORDINATED DEBT means the Indebtedness of Trident issued under the Trident Subordinated Debt Indenture.

          TRIDENT SUBORDINATED DEBT INDENTURE means the Series A and Series B 10% Senior Subordinated Notes due 2005 Indenture dated as of December 12, 1997 among Trident, Trident UK, Spicebright, Trident US, Moblan, Trident Automotive, L.P., Trident Automotive, L.L.C., Dominion Controls Inc., Acco Canada Limited, Trident Automotive Canada Co., and The Chase Manhattan Bank, as trustee.

          TRIDENT SUBSIDIARY means a Subsidiary of Trident.

          TRIDENT SWING LINE LOAN means a Swing Line Loan made to Trident Borrower.

          TRIDENT TERM COMMITMENT means a Lender's commitment to make a Trident Term Loan hereunder.

          TRIDENT TERM FACILITY means the U.S. Dollar term loan facility provided hereunder as set forth in SUBSECTION 2.2(a).

          Trident TERM LOAN - see SUBSECTION 2.2(a).

          TRIDENT UK - see the PREAMBLE.

          TRIDENT US - see the PREAMBLE.

          TRUST PREFERRED STOCK DEBENTURES means the 7 1/2% Convertible Subordinated Debentures issued by DASI to the Trust Preferred Stock Trust containing substantially the terms described in the Trust Preferred Stock Prospectus and relating to the Trust Preferred Stock Preferred Securities.

          TRUST PREFERRED STOCK INDENTURE means the Indenture dated as of March 20, 1998 of DASI to The First National Bank of Chicago, as trustee.

          TRUST PREFERRED STOCK PREFERRED SECURITIES means the Convertible Trust Originated Preferred Securities issued by the Trust Preferred Stock Trust containing substantially the terms described in the Trust Preferred Stock Prospectus.

          TRUST PREFERRED STOCK PROSPECTUS means the Prospectus dated March 16, 1998 for Dura Automotive Systems Capital Trust Convertible Trust Preferred Securities issued by the Trust Preferred Stock Trust.

          TRUST PREFERRED STOCK TRUST means the Dura Automotive Systems Capital Trust, a special purpose Delaware business trust established by DASI, of which DASI holds all the common securities, which issued the Trust Preferred Stock Preferred Securities, and which has lent to DASI (such loans being evidenced by the Trust Preferred Stock Debentures) the net proceeds of issuance and sale of the Trust Preferred Stock Preferred Securities.

          TYPE of Loan means (a) in the case of Group Loans, a U.S. Base Rate Loan or an Offshore Rate Loan, (b) in the case of Australian Loans, an Australian Bank Bill Rate Loan, an Australian Floating Rate Loan or an Australian U.S. Dollar Loan, (c) in the case of Canadian Loans, a Canadian

     Prime Rate Loan or an Offshore Canadian Loan and (d) in the case of Swing Line Loans, a Floating Rate Loan.

          U.K. BORROWER INTEREST DEFERRAL DATE means the earlier of (a) December 30, 1998 and (b) the date that is five Business Days after the last date by which the Agent and Dura shall have received notice with respect to each of the Lenders required under SECTION 7.1(i) to submit a claim for relief from United Kingdom income tax that such Lender has been granted relief from U.K. income tax on interest payable to such Lender from Trident, Trident UK and Spicebright under the Loan Documents.

          UNFUNDED PENSION LIABILITY means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of such Plan's assets, determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code for the applicable plan year.

          UNITED STATES and U.S. each means the United States of America.

          UNMATURED EVENT OF DEFAULT means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          U.S. BASE RATE means, for any day, the higher of: (a) 0.50% per annum above the latest U.S. Federal Funds Rate; and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          U.S. BASE RATE LOAN means a Loan, or an L/C Advance, that bears interest based on the U.S. Base Rate.

          U.S. BASE RATE MARGIN means the applicable rate per annum set forth under the heading "U.S. Base Rate Margin" on SCHEDULE 1.1.

          U.S. DOLLARS and U.S. $ each mean lawful money of the United States.

          U.S. FEDERAL FUNDS RATE means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          WELFARE PLAN means a "welfare plan", as such term is defined in
     Section 3(1) of ERISA.

          WHOLLY-OWNED SUBSIDIARY means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of each other class, at the time as of which any determination is being made, is owned, beneficially and of record, by Dura or Trident, as the case may be, or by one or more of the other Wholly-Owned Subsidiaries, or a combination thereof.

     1.2  OTHER INTERPRETIVE PROVISIONS.

     (a) The meanings of defined terms are equally applicable to the singular and plural forms of such terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and SUBSECTION, SECTION, SCHEDULE and EXHIBIT references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agents' or Lenders' involvement in their preparation.

     1.3 ACCOUNTING PRINCIPLES. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; PROVIDED that if DASI notifies the Agent that DASI wishes to amend any covenant in ARTICLE XI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies DASI that the Required Lenders wish to amend ARTICLE XI for such purpose), then DASI's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to DASI and the Required Lenders.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of DASI.

     1.4 CURRENCY EQUIVALENTS GENERALLY. For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency (including Australian Dollars and Canadian Dollars) of an amount in U.S. Dollars, and the equivalent in U.S. Dollars of an amount in any Offshore Currency or other currency (including Australian Dollars and Canadian Dollars), shall be determined at the Spot Rate.

     1.5 PRINCIPLE OF DEEMED REINVESTMENT. Except to the extent permitted under applicable law, all calculations of interest and fees hereunder are to be made on the basis of the nominal interest rate set forth herein and not using the effective rate method of calculation or on any basis which gives effect to the principle of deemed reinvestment. For the purposes of disclosure under the Interest Act (Canada), if and to the extent applicable, whenever interest is to be paid hereunder and such interest is to be calculated on the basis of a period of less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in such period.

     1.6 INTRODUCTION OF EURO. For the avoidance of doubt, the parties hereto affirm and agree that neither the fixation of the conversion rate of any Offshore Currency of a country that is a member of the European Union against the Euro as a single currency, in accordance with the Treaty Establishing the European Economic Community, as amended by the Treaty on the European Union (the Maastricht Treaty), nor the conversion of any Obligations under the Loan Documents from an Offshore Currency of a country that is a member of the European Union into Euro, shall require the early termination of this Agreement or the prepayment of any amount due under the Loan Documents or create any liability of one party to another party for any direct or consequential loss arising from any of such events. As of the date that any such Offshore Currency is no longer the lawful currency of its respective country, all payment obligations under the Loan Documents that would otherwise be in such Offshore Currency shall thereafter be satisfied in Euro.


                                      ARTICLE II

                                     THE CREDITS

     2.1  AMOUNTS AND TERMS OF DURA COMMITMENTS.

          (a) Each Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to Dura (each such loan, a "DURA TERM LOAN") on the Closing Date in the amount of such Lender's Pro Rata Share of U.S.$50,000,000. Amounts borrowed as Dura Term Loans which are repaid or prepaid by Dura may not be reborrowed. The Dura Term Commitments shall expire concurrently with the making of the Dura Term Loans on the Closing Date.

          (b) Each Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Dura Borrowers (other than the Dura Australian Borrower and the Dura Canadian Borrower) (each such loan, a "DURA REVOLVING GROUP LOAN") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name under the heading "Dura Revolving Commitment" on SCHEDULE 2.1 (such amount, as reduced pursuant to SECTION 2.8 or changed as a result of one or more assignments under SECTION 7.8 or 14.8, such Lender's "DURA REVOLVING COMMITMENT"); PROVIDED that

               (i) the aggregate Dollar Equivalent amount of Dura Revolving Loans made on the Closing Date shall not exceed U.S.$160,000,000;

               (ii) after giving effect to any Borrowing of Dura Revolving Group Loans, the Total Dura Revolving Outstandings shall not exceed the combined Dura Revolving Commitments of all Lenders;

               (iii) the aggregate principal Dollar Equivalent amount of the Dura Revolving Group Loans of any Lender plus such Lender's Pro Rata Share of the Australian Loans Sublimit and the Dura Canadian Loans Sublimit plus such Lender's Pro Rata Share of the aggregate principal amount of all outstanding Dura Swing Line Loans plus (without duplication) the participation of such Lender in the Effective Amount of all L/C Obligations of the Dura Borrowers shall not at any time exceed such Lender's Dura Revolving Commitment; and

               (iv) the aggregate principal Dollar Equivalent amount of all Dura Loans of the Dura German Borrower plus (without duplication) the Effective Amount of all L/C Obligations of the Dura German Borrower shall not at any time exceed U.S. $50,000,000.

Within the limits of each Lender's Dura Revolving Commitment, and subject to the other terms and conditions hereof, the Dura Borrowers may borrow under this SUBSECTION 2.1(b), prepay under SECTION 2.10 and reborrow under this SUBSECTION 2.1(b).

          (c) Each Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to Dura (each such loan, a "DURA INTERIM TERM LOAN") on the Closing Date in the amount of such Lender's Pro Rata Share of U.S.$47,500,000.

Amounts borrowed as Dura Interim Term Loans which are repaid or prepaid by Dura may not be reborrowed. The Dura Interim Term Commitments shall expire concurrently with the making of the Dura Interim Term Loans on the Closing Date.

     2.2 AMOUNTS AND TERMS OF TRIDENT COMMITMENTS.

          (a) Each Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to Trident (each such loan, a "TRIDENT TERM LOAN") on the Closing Date in the amount of such Lender's Pro Rata Share of U.S.$50,000,000. Amounts borrowed as Trident Term Loans which are repaid or prepaid by Trident may not be reborrowed. The Trident Term Commitments shall expire concurrently with the making of the Trident Term Loans on the Closing Date.

          (b) Each Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Trident Borrowers (other than the Trident Canadian Borrower)(each such loan, a "TRIDENT REVOLVING GROUP LOAN") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name under the heading "Trident Revolving Commitment" on SCHEDULE 2.1 (such amount, as reduced pursuant to SECTION 2.9 or changed as a result of one or more assignments under SECTION 7.8 or 14.8, such Lender's "TRIDENT REVOLVING COMMITMENT"); PROVIDED that

               (i) the aggregate Dollar Equivalent amount of Trident Revolving Loans made on the Closing Date shall not exceed U.S.$5,000,000;

               (ii) after giving effect to any Borrowing of Trident Revolving Group Loans, the Total Trident Revolving Outstandings shall not exceed the combined Trident Revolving Commitments of all Lenders; and

               (iii) the aggregate principal Dollar Equivalent amount of the Trident Revolving Group Loans of any Lender plus such Lender's Pro Rata Share of the Trident Canadian Loans Sublimit plus such Lender's Pro Rata Share of the aggregate principal amount of all Trident Swing Line Loans plus (without duplication) the participation of such Lender in the Effective Amount of all L/C Obligations of the Trident Borrowers shall not at any time exceed such Lender's Trident Revolving Commitment.

Within the limits of each Lender's Trident Revolving Commitment, and subject to the other terms and conditions hereof, the Trident

Borrowers may borrow under this SUBSECTION 2.2(b), prepay under SECTION 2.11 and reborrow under this SUBSECTION 2.2(b).

          (c) Each Lender severally agrees, on the terms and conditions set forth herein, to make loans to Trident (each such loan, a "TRIDENT ACQUISITION LOAN") from time to time during the period from the Business Day following the Closing Date to the Trident Acquisition Facility Termination Date in an aggregate Dollar Equivalent amount not to exceed such Lender's Pro Rata Share of U.S.$30,000,000. Amounts borrowed as Trident Acquisition Loans which are repaid or prepaid by Trident may not be reborrowed.

     2.3  LOAN ACCOUNTS.

          (a) The Loans made by each Lender and the obligations of each Borrower (and any applicable Subsidiary) in respect of the Letters of Credit Issued by the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, each Lender and the Issuing Lender shall be rebuttable presumptive evidence of the amount of the Loans made by the Lenders to the Borrowers and the obligations of each Borrower in respect of the Letters of Credit Issued for the account of such Borrower, and the interest and payments thereon. Any failure to so record or any error in so recording shall not, however, limit or otherwise affect the obligation of the applicable Borrower hereunder to pay any amount owing with respect to any Loan or any Letter of Credit.

          (b) Upon the request of any Lender made through the Agent, the Loans made by such Lender to any Borrower may be evidenced by one or more Notes issued by such Borrower, instead of loan accounts. Each such Lender may endorse on the schedules annexed to the applicable Note the date, amount and maturity of each applicable Loan made by it and the amount of each payment of principal made by the applicable Borrower with respect thereto. Each such Lender is irrevocably authorized by each Borrower to endorse the applicable Note and each such Lender's record shall be rebuttable presumptive evidence of the amount of such Loans made by such Lender; PROVIDED, HOWEVER, that the failure of a Lender to make, or an error in making, a notation on any Note with respect to any Loan shall not limit or otherwise affect the obligations of the applicable Borrower hereunder or under such Note to such Lender.

     2.4  PROCEDURE FOR GROUP BORROWINGS.

          (a) Each Group Borrowing shall be made upon the applicable Borrower's irrevocable written notice delivered to the

Agent in the form of a Notice of Group Borrowing (which notice must be received by the Agent prior to (i) 8:00 a.m. (San Francisco time) two Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans to a Borrower other than Trident, Trident UK or Spicebright; (ii) 8:00 a.m. (San Francisco time) three Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans to Trident, Trident UK or Spicebright;
(iii) 9:00 a.m. (San Francisco time) four Business Days prior to the requested Borrowing Date, in the case of Loans in an Offshore Currency; (iv) 10:00 a.m. (San Francisco time) on the requested Borrowing Date, in the case of U.S. Base Rate Loans to Borrowers other than Trident, Trident UK or Spicebright, and (v) 10:00 a.m. (San Francisco time) one Business Day prior to the requested Borrowing Date, in the case of U.S. Base Rate Loans to Trident, Trident UK or Spicebright, specifying:

                    (A) the amount of the Group Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

                    (B) the requested Borrowing Date, which shall be a Business Day;

                    (C)  the Type of Loans comprising the Group Borrowing;

                    (D) in the case of a Borrowing of Offshore Rate Loans, the duration of the Interest Period therefor; and

                    (E) in the case of a Borrowing of Offshore Currency Loans, the Applicable Currency.

          (b) The Dollar Equivalent amount of any Borrowing of Group Loans in an Offshore Currency will be determined by the Agent for such Borrowing on the Computation Date therefor in accordance with SUBSECTION 2.6(a). Upon receipt of a Notice of Group Borrowing, the Agent will promptly notify each Lender thereof and of the amount of such Lender's Pro Rata Share of the Group Borrowing.

          (c) Each Lender will make the amount of its Pro Rata Share of each Group Borrowing available to the Agent for the account of the applicable Borrower at the Payment Office on the Borrowing Date requested by such Borrower in Same Day Funds and in the requested currency (i) in the case of a Group Borrowing comprised of Loans in U.S. Dollars, by 11:00 a.m. (San Francisco time) and (ii) in the case of a Borrowing comprised of Offshore Currency Loans, by such time as the Agent may specify. The proceeds of all such Loans will promptly be made available to the applicable Borrower by the Agent in like funds as received by the Agent.

          (d) After giving effect to any Group Borrowing, there may not be in effect more than three different Interest Periods for all Dura Term Loans, three different Interest Periods for all Dura Interim Term Loans, three different Interest Periods for all Trident Term Loans, three different Interest Periods for all Trident Acquisition Loans, eight different Interest Periods for all Dura Revolving Group Loans and eight different Interest Periods for all Trident Revolving Group Loans.

     2.5  CONVERSION AND CONTINUATION ELECTIONS FOR GROUP BORROWINGS.

          (a) Any Borrower may, upon irrevocable written notice to the Agent in accordance with SUBSECTION 2.5(b):

               (i) elect, as of any Business Day, in the case of U.S. Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore U.S. Dollar Loans, to convert any such Group Loans of such Borrower (or any part thereof in an amount not less than the Minimum Tranche) into Group Loans in U.S. Dollars of the other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Group Loans of such Borrower having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche) as Group Loans of the same Type with a new Interest Period;

PROVIDED that if at any time the aggregate amount of Offshore U.S. Dollar Loans in respect of any Group Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Offshore U.S. Dollar Loans shall automatically convert into U.S. Base Rate Loans.

          (b) Each Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than (i) 8:00 a.m. (San Francisco time) two Business Days prior to the Conversion/Continuation Date, if the Group Loans of such Borrower (unless such Borrower is Trident, Trident UK or Spicebright) are to be converted from U.S. Base Rate Loans into Offshore Rate Loans; (ii) 8:00 a.m. (San Francisco time) three Business Days prior to the Conversion/Continuation Date, if the Group Loans of Trident, Trident UK or Spicebright are to be converted from U.S. Base Rate Loans into Offshore Rate Loans; (iii) 9:00 a.m. (San Francisco time) four Business Days prior to the Conversion/Continuation Date, if the Group Loans of such

Borrower are not denominated in U.S. Dollars and are to be continued as Offshore Rate Loans;(iv) 10:00 a.m. (San Francisco time) on the Conversion/Continuation Date, if the Group Loans of such Borrower (unless such Borrower is Trident, Trident UK or Spicebright) are to be converted into U.S. Base Rate Loans; and
(v) 10:00 a.m. (San Francisco time) on the Conversion/Continuation Date, if the Group Loans of Trident, Trident UK or Spicebright are to be converted into U.S. Base Rate Loans, specifying:

                    (A)  the proposed Conversion/Continuation Date;

                    (B) the aggregate amount and Applicable Currency of Group Loans to be converted or continued;

                    (C) the Type of Group Loans resulting from the proposed conversion or continuation; and

                    (D) other than in the case of conversions into U.S. Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore U.S. Dollar Loans of a Borrower, such Borrower has failed to timely select a new Interest Period to be applicable to such Offshore U.S. Dollar Loans, such Borrower shall be deemed to have elected to convert such Offshore U.S. Dollar Loans into U.S. Base Rate Loans effective as of the expiration date of such Interest Period. If such Borrower has failed to select a new Interest Period to be applicable to Offshore Rate Loans in an Offshore Currency by the applicable time on the fourth Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in SUBSECTION 2.5(b), such Borrower shall be deemed to have elected to continue such Offshore Currency Offshore Rate Loans as Offshore Currency Offshore Rate Loans with a new Interest Period of one month's duration.

          (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation pursuant to this SECTION 2.5, or, if no timely notice is provided by the applicable Borrower, the Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations of Group Loans shall be made ratably according to the respective Pro Rata Shares of the Lenders.

          (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, no Borrower may elect to have a Group Loan converted into an Offshore Rate Loan or continued as an Offshore Rate Loan.

          (f) After giving effect to any conversion or continuation of Loans, there may not be in effect more than three different Interest Periods for all Dura Term Loans, three different Interest Periods for all Dura Interim Term Loans, three different Interest Periods for all Trident Term Loans, three different Interest Periods for all Trident Acquisition Loans, eight different Interest Periods for all Dura Revolving Group Loans and eight different Interest Periods for all Trident Revolving Group Loans.

     2.6 UTILIZATION OF COMMITMENTS IN OFFSHORE CURRENCIES; LIMIT ON OUTSTANDINGS NOT DENOMINATED IN U.S. DOLLARS.

          (a) The Agent will determine the Dollar Equivalent amount with respect to (i) any Borrowing comprised of Offshore Currency Loans as of the requested Borrowing Date, (ii) any Issuance of a Letter of Credit in an Offshore Currency as of the requested Issuance Date, (iii) any drawing under a Letter of Credit in an Offshore Currency as of the related Honor Date, (iv) all outstanding Offshore Currency Loans and L/C Obligations as of the last Business Day of each month, and (v) any outstanding Offshore Currency Loan and L/C Obligations as of any redenomination date pursuant to this SECTION 2.6 or SECTION 7.2 or 7.5 and any date on which the Dura Revolving Commitments or the Trident Revolving Commitments are reduced pursuant to SECTION 2.8 or 2.9.

          (b) In the case of a proposed Borrowing under the Dura Revolving Facility, the Trident Acquisition Facility or the Trident Revolving Facility comprised of Offshore Currency Loans, the Lenders shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such Borrowing if the Agent has received notice from any of the Lenders (or, in the case of a proposed Borrowing in British pounds sterling, French francs or Deutschemarks, the Required Lenders) by 5:00 p.m. (San Francisco time) four Business Days prior to the day of such Borrowing that such Lender (or, if applicable, the Required Lenders) cannot provide Loans in the requested Offshore Currency, in which event the Agent will promptly give notice to the applicable Borrower that the Borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Lenders. If the Agent shall have so notified Dura that any such Borrowing in a requested Offshore Currency is not then available, such Borrower may, by notice to the Agent not later than 9:00 a.m. (San Francisco time) three Business Days prior to the requested date of such Borrowing, withdraw the Notice of Group Borrowing relating to such requested Borrowing. If such Borrower does so withdraw such Notice of Group Borrowing, the Borrowing requested therein shall not occur and the Agent will promptly so notify each Lender. If such Borrower does not so withdraw such Notice of Group Borrowing, the Agent will promptly so notify each Lender and such Notice of Group Borrowing shall be deemed to be a Notice of Group Borrowing that requests a Borrowing comprised of Offshore U.S. Dollar Loans in an aggregate amount approximately equal to the amount of the originally requested Borrowing as expressed in U.S. Dollars rounded to a Minimum Tranche in the Notice of Group Borrowing; and in such notice by the Agent to each Lender the Agent will state such aggregate amount of such Borrowing in U.S. Dollars and such Lender's Pro Rata Share thereof.

          (c) In the case of a proposed continuation of Offshore Currency Loans under the Dura Revolving Facility, the Trident Acquisition Facility or the Trident Revolving Facility for an additional Interest Period pursuant to SECTION 2.5, the Lenders shall be under no obligation to continue such Offshore Currency Loans if the Agent has received notice from any of the Lenders (or, in the case of a continuation of Loans denominated in British pounds sterling, French francs or Deutschemarks, the Required Lenders) by 5:00 p.m. (San Francisco time) four Business Days prior to the day of such continuation that such Lender (or, if applicable, the Required Lenders) cannot continue to provide Loans in the relevant Offshore Currency, in which event the Agent will promptly give notice to the applicable Borrower that the continuation of such Offshore Currency Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Lenders. If the Agent shall have so notified such Borrower that any such continuation of Offshore Currency Loans is not then available, any Notice of Continuation/Conversion with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be repaid on the last day of the Interest Period with respect to such Offshore Currency Loans.

          (d) Notwithstanding anything herein to the contrary, during the existence of an Event of Default, upon the request of the Required Lenders, all or any part of any outstanding Offshore Currency Loans under the Dura Revolving Facility, the Trident Acquisition Facility and the Trident Revolving Facility shall be redenominated and converted into U.S. Base Rate Loans in U.S. Dollars with effect from the last day of the Interest Period with respect to such Offshore Currency Loans. The Agent will promptly notify Dura of any request pursuant to the foregoing sentence.

          (e) Dura shall be entitled to request that Revolving Loans and Trident Acquisition Loans hereunder also be permitted to be made in any other lawful currency constituting a eurocurrency, in addition to the eurocurrencies specified in the definition of "Offshore Currency" herein, that in the opinion of the Agent and the Lenders is at such time freely traded in the offshore interbank foreign exchange markets and is freely


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

transferable and freely convertible into U.S. Dollars (an "AGREED ALTERNATIVE CURRENCY"). Dura shall deliver to the Agent any request for designation of an Agreed Alternative Currency not later than 9:00 a.m. (San Francisco time) at least ten Business Days in advance of the date of any Borrowing hereunder proposed to be made in such Agreed Alternative Currency. Upon receipt of any such request, the Agent will promptly notify the Lenders thereof, and each Lender will use its best efforts to respond to such request within two Business Days of receipt thereof. Each Lender may grant or accept such request in its sole discretion. The Agent will promptly notify Dura of the acceptance or rejection of any such request.

          (f) Notwithstanding any other provision of this Agreement, the maximum aggregate principal Dollar Equivalent amount of all Loans (whether Group Loans, Australian Loans, Canadian Loans or Swing Line Loans) and the Effective Amount of all L/C Obligations under this Agreement that are denominated in currencies other than U.S. Dollars shall not at any time exceed
U.S.$100,000,000.

     2.7 CURRENCY EXCHANGE FLUCTUATIONS. Subject to SECTION 7.4, if on any Computation Date the Agent shall have determined that the then outstanding Dollar Equivalent principal amount of all Loans plus (without duplication) the Effective Amount of all L/C Obligations under the Dura Revolving Facility or the Trident Revolving Facility exceeds the combined Commitments of all Lenders in respect of such Facility by more than U.S.$1,000,000 due to a change in applicable rates of exchange between U.S. Dollars, on the one hand, and Australian Dollars, Canadian Dollars or Offshore Currencies, on the other hand, THEN the Agent shall give notice to Dura that a prepayment is required under this subsection, and the applicable Borrowers agree thereupon to make prepayments of Loans such that, after giving effect to such prepayment, the outstanding Dollar Equivalent amount of all Loans plus (without duplication) the Effective Amount of all L/C Obligations under such Facility does not exceed the combined Commitments of all Lenders in respect of such Facility.

     2.8  REDUCTION OR TERMINATION OF DURA REVOLVING COMMITMENTS.

          (a) The Dura Revolving Commitments shall terminate on the Termination Date.

          (b) On each Dura Revolving Commitment Reduction Date, the Dura Revolving Commitments shall be automatically reduced by the amount set forth for such date on SCHEDULE 2.8(b).

          (c) If Dura or DASI incurs any Indebtedness or issues any equity securities which requires a reduction of the Dura Revolving Commitments pursuant to SECTION 2.10, then the Dura


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

Revolving Commitments shall be automatically reduced by the amount required by
SECTION 2.10, effective on the fifth Business Day following Dura's receipt of Net Cash Proceeds of the issuance of such Indebtedness or equity (or such earlier date as Dura may request upon not less than five Business Days' prior written notice to the Agent).

          (d) Dura may, upon not less than five Business Days' prior notice to the Agent, (i) terminate the Dura Revolving Commitments or (ii) permanently reduce the Dura Revolving Commitments, by an aggregate Dollar Equivalent amount of U.S.$3,000,000 or a higher integral multiple of U.S.$1,000,000; PROVIDED that the combined Dura Revolving Commitments may not be reduced to an amount which is less than the Total Dura Revolving Outstandings.

          (e) Once reduced in accordance with this Section, the Dura Revolving Commitments may not be increased. Any reduction of the Dura Revolving Commitments shall be applied to each Lender's Dura Revolving Commitment according to its Pro Rata Share. All accrued facility fees in respect of the Dura Revolving Facility to the effective date of any reduction or termination of Commitments in such Facility shall be paid on the effective date of such reduction or termination.

     2.9  REDUCTION OR TERMINATION OF TRIDENT COMMITMENTS.

          (a) The Trident Revolving Commitments shall terminate on the Termination Date. The Trident Acquisition Commitments shall be reduced on the date of each Borrowing of Trident Acquisition Loans by the amount of such Borrowing and terminate on the Trident Acquisition Facility Termination Date.

          (b) Trident may, upon not less than five Business Days' prior notice to the Agent, (i) terminate the Trident Revolving Commitments or the Trident Acquisition Commitments, or (ii) permanently reduce the Trident Revolving Commitments or the Trident Acquisition Commitments, by an aggregate Dollar Equivalent amount of U.S.$3,000,000 or a higher integral multiple of U.S.$1,000,000; PROVIDED that the combined Trident Revolving Commitments may not be reduced to an amount which is less than the Total Trident Revolving Outstandings.

          (c) Once reduced in accordance with this SECTION 2.9, the Trident Revolving Commitments or the Trident Acquisition Commitments, as the case may be, may not be increased. Any reduction of the Trident Revolving Commitments or the Trident Acquisition Commitments shall be applied to each Lender's Trident Revolving Commitment or


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

Trident Acquisition Commitment, as the case may be, according to its Pro Rata Share. All accrued facility fees in respect of the Trident Revolving Commitments or the Trident Acquisition Commitments, as the case may be, to the effective date of any reduction or termination of such Commitments shall be paid on the effective date of such reduction or termination.

     2.10  DURA PREPAYMENTS.

          (a) If on any Dura Revolving Commitment Reduction Date the Total Dura Revolving Outstandings exceed the amount of the combined Dura Revolving Commitments of all Lenders (as reduced on such date), the Dura Borrowers shall immediately, and without notice or demand, prepay the outstanding principal amount of one or more Dura Revolving Loans by an amount equal to such excess together with accrued interest on the amount prepaid and any amounts required pursuant to SECTION 7.4. Any such prepayment shall be applied as Dura shall specify in writing to the Agent prior to or concurrently with the making of such prepayment, or if Dura fails to so specify, FIRST, to any outstanding Floating Rate Loans, and SECOND, to Offshore Rate Loans, Australian Bank Bill Rate Loans or Offshore Canadian Loans, as applicable.

          (b) If as of the end of any fiscal year the Debt to EBITDA Ratio for such fiscal year is greater than or equal to 3.50 to 1, the Dura Borrowers shall prepay Dura Loans within 90 days following the end of such fiscal year in a Dollar Equivalent amount equal to the lesser of (i) 50% of Excess Cash Flow for such fiscal year and (ii) the minimum amount that when applied to repay Dura Loans causes the Debt to EBITDA Ratio to be less than 3.50 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of such fiscal year), together, in either case, with accrued interest on the amount prepaid and any amounts required pursuant to SECTION 7.4. Each such prepayment shall be applied, FIRST, pro rata to the remaining installments of the Dura Term Loans, and SECOND, pro rata to reduce the remaining scheduled reductions of the Dura Revolving Commitments.

          (c) Concurrently with the receipt of any Net Cash Proceeds of the sale, transfer or other disposition by Dura or any Non-Trident Subsidiary of any property (including any equity in any Subsidiary, but excluding Excepted Asset Sales) to a Person other than Dura or a Subsidiary, the Dura Borrowers shall prepay Dura Loans in a Dollar Equivalent amount equal to 100% of such Net Cash Proceeds, together with accrued interest on the amount prepaid and any amounts required pursuant to SECTION 7.4. Each such prepayment shall be applied, FIRST, pro rata to the remaining installments of the Dura Term Loans, and SECOND, pro rata to reduce the remaining scheduled reductions of the Dura Revolving Commitments.

          (d) Concurrently with the receipt of any Net Cash Proceeds from the issuance of any Subordinated Indebtedness of

Dura or DASI, the Dura Borrowers shall prepay Dura Loans in a Dollar Equivalent amount equal to the lesser of (i) 100% of such Net Cash Proceeds and (ii) the minimum amount that when applied to the Dura Loans causes the Debt to EBITDA Ratio to be less than 3.50 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of the most recently ended fiscal quarter), together in each case with accrued interest on the amount prepaid and
any amounts required pursuant to SECTION 7.4.   Each such prepayment shall be
applied, FIRST, to the Dura Interim Term Loans, SECOND, pro rata to the remaining installments of the Dura Term Loans, and THIRD, pro rata to the remaining scheduled reductions of the Dura Revolving Commitments, PROVIDED that if the Dura Interim Term Loans are repaid in full, such amount that would otherwise be applied to prepay the Dura Term Loans and/or to reduce the Dura Revolving Commitments may with the consent of the Required Lenders be applied to the repayment of Trident Subordinated Debt with the receipt of such Net Cash Proceeds.

          (e) Concurrently with the receipt of any Net Cash Proceeds from the issuance of any equity securities of Dura or DASI, the Dura Borrowers shall prepay Dura Loans in a Dollar Equivalent amount equal to (i) so long as any Dura Interim Term Loans are outstanding, 100% of the Dura Interim Term Loans, and
(ii) thereafter if the Debt to EBITDA Ratio is greater than or equal to 3.50 to 1 as of the fiscal quarter end date next preceding the date of issuance of equity securities (prior to giving effect to the application of such Net Cash Proceeds), the lesser of (A) 50% of such Net Cash Proceeds and (B) the minimum amount that when applied to the Dura Loans causes the Debt to EBITDA Ratio to be less than 3.50 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of such fiscal quarter), together in each case with accrued interest on the amount prepaid and any amounts required pursuant to
SECTION 7.4. Each such prepayment shall be applied, FIRST, to the Dura Interim Term Loans, SECOND, pro rata to the remaining installments of the Dura Term Loans, and THIRD, pro rata to the remaining scheduled reductions of the Dura Revolving Commitments, PROVIDED that if the Dura Interim Term Loans are repaid in full, such amount that would otherwise be applied to prepay the Dura Term Loans and/or to reduce the Dura Revolving Commitments may, with the consent of the Required Lenders, be applied to the repayment of Trident Subordinated Debt with the receipt of such Net Cash Proceeds.

          (f) Subject to SECTION 7.4, the Dura Borrowers may, at any time or from time to time, ratably prepay the Dura Loans (subject to SUBSECTION (g) below) in whole or in part, in an aggregate Dollar Equivalent principal amount of at least U.S.$3,000,000 and an integral multiple of 1,000,000 units of the Applicable Currency. Dura shall deliver a notice of prepayment in accordance with SECTION 14.2 to be received by the Agent not


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

later than (i) 9:00 a.m. (San Francisco time) two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Loans in U.S. Dollars, (ii) 9:00 a.m. (San Francisco time) four Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Loans in an Offshore Currency, and (ii) 9:00 a.m. (Local Time) on the prepayment date if the Loans to be prepaid are Floating Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Floating Rate Loans, Offshore Rate Loans, or any combination thereof, the applicable Facility and the Applicable Currency, and in the case of a prepayment of Dura Interim Term Loans, the source of funds for such prepayment. Such notice shall not thereafter be revocable by Dura. The Agent will promptly notify each Lender thereof and of such Lender's Pro Rata Share of such prepayment. If such notice is given by Dura, Dura shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to SECTION 7.4. Each prepayment of Dura Term Loans pursuant to this SUBSECTION (f) shall be applied to the remaining installments of the applicable Dura Term Loans pro rata according to the respective amounts of such installments.

          (g) Dura shall make prepayments of the Dura Interim Term Loans only from Net Cash Proceeds of the issuance by Dura or DASI of equity securities or Subordinated Indebtedness.

     2.11  TRIDENT PREPAYMENTS.

          (a) Concurrently with the receipt of any Net Cash Proceeds of the sale, transfer or other disposition by Trident or any Trident Subsidiary of any property (including any equity in any Trident Subsidiary, but excluding Excepted Asset Sales) to a Person other than Trident or a Subsidiary, the Trident Borrowers shall prepay the Trident Loans in a Dollar Equivalent amount equal to 100% of such Net Cash Proceeds, together with accrued interest on the amount prepaid and any amounts required pursuant to SECTION 7.4. Each such prepayment shall be applied pro rata to the remaining installments of the Trident Term Loans and the Trident Acquisition Loans.

          (b) Subject to SECTION 7.4, the Trident Borrowers may, at any time or from time to time, ratably prepay the Trident Loans in whole or in part, in an aggregate Dollar Equivalent principal amount of at least U.S.$3,000,000 and an integral multiple of 1,000,000 units of the Applicable Currency. Trident shall deliver a notice of prepayment in accordance with SECTION 14.2 to be received by the Agent not later than (i) 9:00 a.m. (San Francisco time) four Business Days in advance of the


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

prepayment date if the Loans to be prepaid are Offshore Rate Loans in a currency other than U.S. Dollars, (ii) 9:00 a.m. (San Francisco time) two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Loans in U.S. Dollars, and (iii) 10:00 a.m. (Local Time) on the prepayment date if the Loans to be prepaid are U.S. Base Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of U.S. Base Rate Loans, Offshore Rate Loans, or any combination thereof, the applicable Facility and the Applicable Currency. Such notice shall not thereafter be revocable by Trident. The Agent will promptly notify each Lender thereof and of such Lender's Pro Rata Share of such prepayment. If such notice is given by Trident, Trident shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required pursuant to SECTION 7.4. Each prepayment of Term Loans pursuant to this SUBSECTION (c) shall be applied to the remaining installments of the applicable Term Loans pro rata according to the respective amounts of such installments.

     2.12  DURA REPAYMENT.

          (a) Dura shall repay all Dura Term Loans in installments as set forth in SCHEDULE 2.12, with the remaining outstanding principal amount of all Dura Term Loans being payable in full on the Termination Date.

          (b) Dura shall repay each Dura Interim Term Loan on the first
anniversary of the Closing Date.   Dura shall make payments of the Dura Interim
Term Loans only from Net Cash Proceeds of the issuance by Dura or DASI of equity securities or Subordinated Indebtedness.

          (c) All outstanding Dura Revolving Loans (including Dura Swing Line Loans, Australian Loans and Dura Canadian Loans) shall be repaid on the Termination Date.

     2.13  TRIDENT REPAYMENT.

          (a) Trident shall repay all Trident Term Loans in installments as set forth in SCHEDULE 2.13(a), with the remaining outstanding principal amount of all Trident Term Loans being payable in full on the Termination Date.

          (b) Trident shall repay all Trident Acquisition Loans in installments as set forth in SCHEDULE 2.13(b), with the remaining outstanding principal amount of all Trident Term Loans being payable in full on the Termination Date.


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

          (c) All outstanding Trident Revolving Loans (including Trident Swing Line Loans and Trident Canadian Loans) shall be repaid on the Termination Date.

     2.14  INTEREST.

          (a) Each Group Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate plus the Applicable Margin or the U.S. Base Rate plus the U.S. Base Rate Margin, as the case may be (and subject to the Borrowers' right to convert to another Type of Loan under SECTION 2.5). Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the applicable Floating Rate plus the applicable Floating Rate Margin. Each Australian Loan in Australian Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Australian Bank Bill Rate plus the Applicable Margin or the Australian Overnight Rate plus the Other Floating Rate Margin, as the case may be (and subject to the Dura Australian Borrower's right to convert to other Types of Australian Loans under SECTION 4.3). Each Australian Loan in U.S. Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the U.S. Base Rate plus the U.S. Base Rate Margin. Each Canadian Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Canadian Offshore Rate plus the Applicable Margin, or the Canadian Prime Rate plus the U.S. Base Rate Margin, as the case may be (and subject to the applicable Canadian Borrower's right to convert to other Types of Canadian Loans under
SECTION 5.3).

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date; PROVIDED that interest on Loans to Trident, Trident UK and Spicebright accruing prior to the U.K. Borrower Interest Deferral Date shall be paid on the U.K. Borrower Interest Deferral Date. Interest shall also be paid on the date of any prepayment of Loans when required pursuant to SECTION 2.10 or
2.11 for the portion of the Loans so prepaid. In addition, during the existence of any Event of Default, interest on the Loans under each Facility shall be paid on demand of the Agent at the request or with the consent of Lenders holding more than 50% of the principal amount of the Loans under such Facility.

          (c) Notwithstanding SUBSECTIONS (a) and (b) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document, is not paid in full when due (whether at stated


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

maturity, by acceleration, demand or otherwise), each Borrower agrees, to the extent permitted by applicable law, to pay interest on such unpaid principal or other amount from the date such amount becomes due until the date such amount is paid in full, after as well as before any entry of judgment thereon, payable on demand, at a rate per annum equal to (i) in the case of principal due in respect of any Loan prior to the end of an Interest Period applicable thereto, the rate otherwise applicable to such Loan plus 2%, and (ii) in the case of any other amount, (x) if such amount is payable in U.S. Dollars, the U.S. Base Rate from time to time in effect plus the U.S. Base Rate Margin plus 2%, (y) if such amount is payable in Canadian Dollars, the Canadian Prime Rate from time to time in effect plus the U.S. Base Rate Margin plus 2%, and (z) if such amount is payable in a currency other than U.S. Dollars and Canadian Dollars, the Floating Rate from time to time in effect plus the Other Floating Rate Margin plus 2%.

          (d) Anything herein to the contrary notwithstanding, the obligations of the Borrowers to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

     2.15  FEES.  In addition to certain fees described in SECTION 6.8:

          (a) ARRANGEMENT, AGENCY FEES. Dura shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay agency and other fees to the Agent for the Agent's own account, as mutually agreed to in writing (the "FEE LETTER") among Dura, the Arranger and the Agent.

          (b) FACILITY FEES. Dura shall pay to the Agent for the account of each Lender a facility fee computed at a rate per annum equal to the Facility Fee Rate on the average daily amount of the sum of (w) such Lender's Dura Revolving Commitment (whether used or unused) or, if the Dura Revolving Commitments have expired or terminated, the principal amount of such Lender's Dura Revolving Loans, (x) such Lender's Trident Revolving Commitment (whether used or unused) or, if the Trident Revolving Commitments have expired or terminated, the principal amount of such Lender's Trident Revolving Loans, (y) prior to the Trident Acquisition Facility Termination Date, the unused amount of such Lender's Trident Acquisition Commitment, and (z) the principal


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

amount of such Lender's Term Loans. Such facility fee shall accrue from the date of the execution and delivery of this Agreement by all of the parties hereto to the later of the Termination Date and the date on which all Loans have been repaid in full and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter (commencing June 30, 1998) through the Termination Date, on the Termination Date, and thereafter on demand; PROVIDED that, in connection with any reduction of Commitments under SECTION 2.8 or 2.9 or any payment in full of any Term Loan, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or payment, with (in the case of the Dura Revolving Facility and the Trident Revolving Facility) the following quarterly payment being calculated on the basis of the period from such reduction date to such quarterly payment date. The facility fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in ARTICLE VIII are not met.

     2.16  COMPUTATION OF FEES AND INTEREST.

     (a) All computations of interest for Floating Rate Loans when the Floating Rate is determined by BofA's "reference rate," for Canadian Prime Rate Loans, for Loans in Australian Dollars and for Offshore Rate Loans in Pounds Sterling shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest and fees being paid than if computed on the basis of a 365-day year); PROVIDED that if a different convention or practice arises with respect to Euros in the London interbank market, computation of interest on Loans denominated in Euros shall be made based on such convention or practice. Interest and fees shall accrue during each period during which interest or fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate or a Dollar Equivalent amount by the Agent, the Australian Lender or the Canadian Lender, as the case may be, shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Agent will, at the request of the applicable Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations used by the Agent, the Australian Lender or the Canadian Lender, as the case may be, in determining any interest rate or Dollar Equivalent amount.


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

     2.17  PAYMENTS BY THE BORROWERS.

     (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders at the Payment Office and (i) with respect to principal of, interest on, and any other amount relating to any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable,
(ii) with respect to principal of or interest on Australian Loans denominated in, or any other amount denominated in Australian Dollars, shall be made in Australian Dollars, (iii) with respect to principal of, interest on and any other amount relating to any Canadian Loan, shall be made in Canadian Dollars, and (iv) with respect to all other amounts payable hereunder, shall be made in U.S. Dollars. Such payments shall be made in Same Day Funds and (w) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by the Agent (and advised in writing to Dura) to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment,(x) in the case of any Australian Dollar payments, no later than 10:00 a.m. (Sydney time) on the date specified herein, (y) in the case of any Canadian Dollar payments, no later than 10:00 a.m. (Toronto time) on the date specified herein and (z) in the case of any U.S. Dollar payments, no later than 10:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided in SUBSECTION 4.5(c), 5.5(c) or elsewhere herein) of such payment in like funds as received. Any payment received by the Agent later than the time specified in CLAUSE (w),
(x), (y) or (z) above, as applicable, shall be deemed to have been received on the following Business Day, and any applicable interest or fee shall continue to accrue.

          (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of an Offshore Rate Loan, an Australian Bank Bill Rate Loan or an Offshore Canadian Loan, the result of such extension would be to extend such due date into another calendar month, in which case such payment shall be due on the preceding Business Day), and any such extension of time shall be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date


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

in Same Day Funds and the Agent may (but shall not be required to), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at (i) in the case of a payment in an Offshore Currency, the applicable Overnight Rate, (ii) in the case of a payment in Australian Dollars, the Australian Overnight Rate, (iii) in the case of a payment in Canadian Dollars, the Bank of Canada Rate, or (iv) in the case of a payment in U.S. Dollars, the U.S. Federal Funds Rate, in each case for each day from the date such amount is distributed to such Lender until the date repaid.

     2.18 PAYMENTS BY THE LENDERS TO THE AGENT.

          (a) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Group Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the applicable Borrower the amount of that Lender's Pro Rata Share of the Group Borrowing, the Agent may assume that such Lender has made such amount available to the Agent in Same Day Funds on the Borrowing Date and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in Same Day Funds and the Agent in such circumstances has made available to the applicable Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at (i) in the case of a payment in an Offshore Currency, the Overnight Rate, (ii) in the case of a payment in Australian Dollars, the Australian Overnight Rate, (iii) in the case of a payment in Canadian Dollars, the Bank of Canada Rate, and (iv) in the case of a payment in U.S. Dollars, at the U.S. Federal Funds Rate, in each case for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this SUBSECTION (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan as of the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify Dura of such failure to fund and, upon demand by the Agent, the applicable Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Group Borrowing, at a rate per annum equal


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to the interest rate applicable at the time to the Loans comprising such
Borrowing.

          (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of its obligation hereunder (if any) to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

     2.19 PRORATION OF PAYMENTS.

          (a) If, other than as expressly provided elsewhere herein, any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, enforcement of security or otherwise) on account of principal of or interest on any Loan or any participation therein, its participation in any Letter of Credit or any fees in excess of its ratable share (according to its Pro Rata Share and the funding, if any, of participations in any Loans and L/C Obligations) of payments and other recoveries (exclusive of payments or recoveries under ARTICLE VII or SECTION 14.5) obtained by all Lenders, such Lender shall purchase from the other Lenders, in a manner to be reasonably specified by the Agent, such participations in the Loans held by them (and, if applicable, such sub-participations in the Australian Loans, the Canadian Loans, the Swing Line Loans and the Letters of Credit) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (b) The Dollar Equivalent amount of the principal of each Offshore Currency Loan, any L/C Obligations denominated in an Offshore Currency, and any other amount payable by either Borrower in an Offshore Currency shall be determined by the Agent in the case of receipt by any Lender of any payment or other recovery which may be subject to SUBSECTION 2.19(a) (or any disgorgement by any Lender pursuant to the proviso to such subsection), as of the date of such receipt (or such disgorgement).


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

                                     ARTICLE III

                                   SWING LINE LOANS

     3.1 SWING LINE COMMITMENT. Subject to the terms and conditions of this Agreement, the Swing Line Lender agrees to make loans to the Dura Borrowers and the Trident Borrowers on a revolving basis (each such loan, a "SWING LINE LOAN") from time to time on any Business Day during the period from the Closing Date to the Termination Date in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed U.S.$20,000,000; PROVIDED, HOWEVER, that:

          (a) the Total Dura Revolving Outstandings shall not at any time exceed the combined Dura Revolving Commitments of all Lenders;

          (b) the Total Trident Revolving Outstandings shall not at any time exceed the combined Trident Revolving Commitments of all Lenders; and

          (c) the aggregate principal Dollar Equivalent amount of all Dura Loans of the Dura German Borrower plus (without duplication) the Effective Amount of all L/C Obligations of the Dura German Borrower shall not at any time exceed U.S. $50,000,000.

All Swing Line Loans shall be made and maintained as Floating Rate Loans. The Agent will determine the Dollar Equivalent amount with respect to any Swing Line Loan when made and as of the last Business Day of each month.

     3.2 BORROWING PROCEDURES FOR SWING LINE LOANS. The applicable Borrower shall give written notice or telephonic notice confirmed in writing) to the Agent and the Swing Line Lender of each proposed borrowing pursuant to this
SECTION 3.2 in the form of a Request for Swing Line Loan not later than 9:00 a.m. (Local Time) on the proposed date of borrowing. Each such notice shall be effective upon receipt by the Agent and the Swing Line Lender and shall specify the date, currency and amount of borrowing. Unless the Swing Line Lender has received written notice prior to 9:00 a.m. (Local Time) on the proposed Borrowing Date (A) from the Agent directing the Swing Line Lender not to make such Swing Line Loan because such borrowing is not then permitted under SECTION
3.1 as a result of the limitations set forth in clauses (A), (B) or (C) thereof, or (B) from the Agent or any Lender that one or more of the conditions precedent set forth in ARTICLE VIII with respect to such borrowing is not then satisfied, the Swing Line Lender shall pay over the requested amount to the applicable Borrower on the requested Borrowing Date. Each Swing Line Loan shall be made on a Business Day and


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

shall be in the Dollar Equivalent amount of at least U.S.$500,000 and an integral multiple of 500,000 units of the Applicable Currency. The Swing Line Lender will promptly notify the Agent of the making and amount of each Swing Line Loan.

     3.3 REFUNDING OF SWING LINE LOANS. The Swing Line Lender may, at any time in its sole and absolute discretion, on behalf of the applicable Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), request each Lender through the Agent to make a Dura Revolving Group Loan or Trident Revolving Group Loan, as the case may be, in an amount equal to such Lender's Pro Rata Share of the principal amount of the Swing Line Loans outstanding on the date such notice is given. Unless any of the events described in SUBSECTION 12.1(f) or (g) shall have occurred (in which event the procedures of SECTION 3.4 shall apply), and regardless of whether the conditions precedent set forth in this Agreement to the making of a Dura Revolving Group Loan or Trident Revolving Group Loan are then satisfied or the aggregate amount of such Dura Revolving Group Loans or Trident Revolving Group Loans is not in the minimum or integral amount otherwise required hereunder, each Lender shall make the proceeds of its Loan available to the Agent for the account of the Swing Line Lender at the Payment Office, as directed by the Swing Line Lender, prior to 10:00 a.m.(Local
Time) in Same Day Funds on the Business Day next succeeding the date such notice is given. The proceeds of such Loans shall be immediately applied to repay the outstanding Swing Line Loans. All Loans made pursuant to this SECTION 3.3 shall be Floating Rate Loans (but, subject to the other provisions of this Agreement, may be converted to Offshore Rate Loans).

     3.4  PARTICIPATIONS IN SWING LINE LOANS.

          (a) If an event described in SUBSECTION 12.1(f) or (g) occurs (or for any reason the Lenders may not make Revolving Loans pursuant to SECTION 3.3), each Lender will, upon notice from the Agent, purchase from the Swing Line Lender (and the Swing Line Lender will sell to each such Lender) an undivided participation interest in all outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the outstanding principal amount of the Swing Line Loans (and each Lender will immediately transfer to the Agent, for the account of the Swing Line Lender, in immediately available funds, the amount of its participation).

          (b) Whenever, at any time after the Swing Line Lender has received payment for any Lender's participation interest in the Swing Line Loans pursuant to SUBSECTION 3.4(a), the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to the Agent for the account of such Lender its participation interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period


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

of time during which such Lender's participation interest was outstanding and funded) in like funds as received; PROVIDED, HOWEVER, that in the event that any payment received by the Swing Line Lender is required to be returned, such Lender will return to the Agent for the account of the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender in like funds as such payment is required to be returned by the Swing Line Lender.

     3.5  SWING LINE PARTICIPATION OBLIGATIONS UNCONDITIONAL.

          (a) Each Lender's obligation to make Loans pursuant to SECTION 3.3 and/or to purchase participation interests in Swing Line Loans pursuant to
SECTION 3.4 shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Loan Party or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default; (c) any adverse change in the condition (financial or otherwise) of any Loan Party or any other Person; (d) any breach of this Agreement by any Loan Party or any other Lender; (e) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any Swing Line Loan is to be refunded or any participation interest therein is to be purchased; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (b) Notwithstanding the provisions of SUBSECTION 3.5(a), no Lender shall be required to make any Loan to a Borrower to refund a Swing Line Loan pursuant to SECTION 3.3 or to purchase a participation interest in a Swing Line Loan pursuant to SECTION 3.4 if, at least three Business Days prior to the making by the Swing Line Lender of such Swing Line Loan, the Agent and the Swing Line Lender received written notice from such Lender specifying that such Lender believes in good faith that one or more of the conditions precedent to the making of such Swing Line Loan are not satisfied (and detailing its basis for such good faith belief) and, in fact, such conditions precedent to the making of such Swing Line Loan were not satisfied at the time of the making of such Swing Line Loan; PROVIDED that the obligation of such Lender to make such Revolving Loan and to purchase such participation interest in such Swing Line Loan shall be reinstated upon the earlier of (i) the date on which such Lender notifies the Swing Line Lender that its prior notice has been withdrawn and (ii) the date on which all conditions precedent to the making of such Swing Line Loan have been satisfied (or waived by the Required Lenders or all Lenders, as applicable).


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

     3.6 CONDITIONS TO SWING LINE LOANS. Notwithstanding any other provision of this Agreement (and without limiting any other condition precedent to the making of a Swing Line Loan), the Swing Line Lender shall not be obligated to make any Swing Line Loan if an Event of Default or Unmatured Event of Default exists or would result therefrom.

                                      ARTICLE IV

                                   AUSTRALIAN LOANS

     4.1  DURA AUSTRALIAN BORROWINGS.

          (a) The Australian Lender agrees, on the terms and conditions set forth herein, to make loans to the Dura Australian Borrower (each such loan, an "AUSTRALIAN LOAN") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed the Australian Loans Sublimit, notwithstanding the fact that such Australian Lender's Australian Loans, when aggregated with such Australian Lender's (or its related primary Lender's) other outstanding Dura Revolving Loans and (without duplication) the participation of such Australian Lender (or its related primary Lender) in the Effective Amount of all L/C Obligations of Dura Borrowers may exceed such Lender's (or its related primary Lender's) Commitment; PROVIDED that at no time shall the Total Dura Revolving Outstandings exceed the combined Dura Revolving Commitments of all Lenders. Subject to the other terms and conditions hereof, the Dura Australian Borrower may borrow under this SECTION 4.1, prepay pursuant to SECTION 4.4 and reborrow pursuant to this SECTION 4.1 from time to time.

          (b) The Agent will determine the Dollar Equivalent amount with respect to any (i) Borrowing comprised of Australian Loans as of the requested Borrowing Date, (ii) outstanding Australian Loans as of the last Business Day of each month and (iii) outstanding Australian Loans on any date on which the Australian Loans Sublimit is reduced in accordance with the definition thereof.

     4.2  PROCEDURE FOR DURA AUSTRALIAN BORROWINGS.

          (a) Each Australian Borrowing shall be made upon the Dura Australian Borrower's irrevocable written notice delivered to the Agent and the Australian Lender in the form of a Notice of Australian Borrowing, which notice must be received by the Agent and the Australian Lender prior to (i) 10:00 a.m. (Sydney time) three Business Days prior to the requested Borrowing Date, in the case of Australian Bank Bill Rate Loans; (ii) 10:00 a.m. (Sydney


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

time) three Business Days prior to the requested Borrowing Date, in the case of Australian U.S. Dollar Loans; and (iii) 10:00 a.m. (Sydney time) on the requested Borrowing Date, in the case of Australian Floating Rate Loans, specifying:

                    (A) the amount of the Australian Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

                    (B) the requested Borrowing Date, which shall be a Business Day;

                    (C) the currency (Australian Dollars or U.S. Dollars) Type of Loans comprising the Australian Borrowing; and

                    (D) in the case of a Borrowing of Australian Bank Bill Rate Loans, the duration of the Interest Period therefor.

          (b) Unless the Australian Lender has received written notice prior to 10:00 a.m. (Sydney time) on the proposed Borrowing Date (A) from the Agent directing the Australian Lender not to make such Australian Loan because such borrowing is not permitted under SECTION 4.1(a),or (b) from the Agent or any Lender that one or more of the conditions precedent set forth in ARTICLE VIII with respect to such borrowing is not then satisfied, the proceeds of any Australian Loan will be made available to the Dura Australian Borrower by the Australian Lender at the Payment Office by crediting the account of the Dura Australian Borrower on the books of the Australian Lender.

          (c) After giving effect to any Australian Borrowing, there may not be more than three different Interest Periods in effect in respect of all Australian Loans then outstanding.

     4.3  CONVERSION AND CONTINUATION ELECTIONS FOR DURA AUSTRALIAN BORROWINGS.

          (a) The Dura Australian Borrower may, upon irrevocable written notice to the Agent and the Australian Lender in accordance with SUBSECTION 4.3(b):

               (i) elect, as of any Business Day, in the case of Australian Floating Rate Loans, or as of the last day of the applicable Interest Period, in the case of Australian Bank Bill Rate Loans, to convert any such Australian Loans (or any part thereof in an amount not less than the Minimum Tranche) into Australian Loans of another Type; or


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

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Australian Bank Bill Loans having an Interest Period expiring on such day (or any part thereof in an amount not less than the Minimum Tranche) for a new Interest Period;

PROVIDED that if at any time the aggregate amount of Australian Bank Bill Rate Loans in respect of any Australian Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Australian Bank Bill Rate Loans shall automatically convert into Australian Floating Rate Loans.

          (b) The Dura Australian Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent and the Australian Lender not later than (i) 10:00 a.m. (Sydney time) at least three Business Days prior to the Conversion/Continuation Date, if the Australian Loans are to be converted into or continued as Australian Bank Bill Loans; and (ii) 10:00 a.m. (Sydney time) on the Conversion/Continuation Date, if the Australian Loans are to be converted into Australian Floating Rate Loans, specifying:

                    (A)  the proposed Conversion/Continuation Date;

                    (B) the aggregate amount of Australian Loans to be converted or continued;

                    (C) the Type of Australian Loans resulting from the proposed conversion or continuation; and

                    (D) other than in the case of conversions into Australian Floating Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Australian Bank Bill Rate Loans, the Dura Australian Borrower has failed to select timely a new Interest Period to be applicable to such Australian Bank Bill Rate Loans, the Dura Australian Borrower shall be deemed to have elected to convert such Australian Bank Bill Rate Loans into Australian Floating Rate Loans effective as of the expiration date of such Interest Period.

          (d) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, the Dura Australian Borrower may not elect to have an Australian Loan converted into or continued as an Australian Bank Bill Rate Loan.


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

          (e) After giving effect to any conversion or continuation of Australian Loans, there may not be more than three different Interest Periods in effect in respect of all Australian Loans together then outstanding.

     4.4 PREPAYMENTS OF AUSTRALIAN LOANS. Subject to SECTION 7.4, the Dura Australian Borrower may, at any time or from time to time, ratably prepay Australian Loans in whole or in part, in an aggregate principal amount of at least A$500,000 and an integral multiple of A$250,000. The Dura Australian Borrower shall deliver a notice of prepayment in accordance with SECTION 14.2 to be received by the Agent and the Australian Lender not later than (i) 10:00 a.m. (Sydney time) at least two Business Days in advance of the prepayment date if the Loans to be prepaid are Australian Bank Bill Rate Loans, (ii) 10:00 a.m. (Sydney time) at least three Business Days in advance of the prepayment date if the Loans to be prepaid are Australian U.S. Dollar Loans, and (iii) 10:00 a.m.(Sydney time) on the prepayment date if the Loans to be prepaid are Australian Floating Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Australian Bank Bill Rate Loans, Australian Floating Rate Loans or any combination thereof. Such notice shall not thereafter be revocable by the Dura Australian Borrower. If such notice is given by the Dura Australian Borrower, the Dura Australian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to SECTION 7.4.

     4.5  PARTICIPATIONS IN AUSTRALIAN LOANS.

          (a) Each Lender agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon receipt of notice that the Agent has received a Australian Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Australian Loan in an amount equal to its Pro Rata Share of the amount of such Australian Loan.

          (b) The Agent shall promptly notify the Australian Lender and each other Lender of its receipt of a Australian Participation Funding Notice. Promptly upon receipt of such Notice, each Lender shall (or shall cause an Affiliate to) make available to the Australian Lender an amount in Australian Dollars and in Same Day Funds equal to its Pro Rata Share of all outstanding Australian Loans (it being understood that the primary Lender for the Australian Lender shall not be obligated to make any amount available to the Australian Lender). If any Lender so notified fails to make available to the Australian Lender for the account of the Australian Lenders the full amount


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

of such Lender's participations in all Australian Loans by 10:00 a.m.(Sydney time) on the date of its receipt of such notice from the Agent (or on the Business Day following receipt of such notice if such notice is received after 10:00 a.m.(Sydney time) on any Business Day), then interest shall accrue on such Lender's obligation to fund such participations, from the date such obligation became due to the date such Lender pays such obligations in full, at a rate per annum equal to the Australian Floating Rate in effect from time to time during such period.

          (c) From and after the date on which the Australian Lender has received notice from the Agent of its receipt of an Australian Participation Funding Notice, all funds received by the Australian Lender in payment of the Australian Loans, interest thereon and other amounts payable in respect thereof shall be distributed by the Australian Lender, in the same funds as those received by the Australian Lender, to all Lenders in accordance with their Pro Rata Shares (i.e., giving effect to the funding of participations pursuant to this SECTION 4.5), except that the Pro Rata Share of such funds of any Lender that has not funded its participations as provided herein shall be distributed to the Australian Lender.

          (d) If the Agent or the Australian Lender is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to the Agent or the Australian Lender in respect of any Australian Loan or interest or fee thereon, each Lender shall, on demand of the Agent, forthwith return to the Australian Lender the amount of its Pro Rata Share of the amount so returned by the Agent or the Australian Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Australian Lender, at a rate per annum equal to the Australian Floating Rate from time to time in effect.

          (e) The Required Lenders, the Australian Lender and the Agent may agree on any other reasonable method (such as making assignments of Australian Loans) for sharing the risks of Australian Loans ratably among all Lenders according to their Pro Rata Shares so long as such method does not materially disadvantage any Lender.

          (f) The Australian Lender is not a trustee for any Lender nor does any Lender's participation in any Australian Loan constitute a proprietary interest in such Australian Loan.


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

                                      ARTICLE V

                                    CANADIAN LOANS

     5.1  CANADIAN BORROWINGS.

          (a) The Canadian Lender agrees, on the terms and conditions set forth herein, to make loans to the Canadian Borrowers (each such loan, a "CANADIAN LOAN") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed (i) the Dura Canadian Loans Sublimit for all Dura Canadian Loans and (ii) the Trident Canadian Loans Sublimit for all Trident Canadian Loans, notwithstanding the fact that the Canadian Lender's Canadian Loans, when aggregated with the Canadian Lender's (or its related primary Lender's) other outstanding Revolving Loans and (without duplication) the participation of such Canadian Lender (or its related primary Lender) in the Effective Amount of all L/C Obligations, may exceed such Lender's (or its related primary Lender's) Dura Revolving Commitment or Trident Revolving Commitment; PROVIDED that at no time shall (i) the Total Dura Revolving Outstandings exceed the combined Dura Revolving Commitments of all Lenders or
(ii) the Total Trident Revolving Outstandings exceed the combined Trident Revolving Commitments of all Lenders. Subject to the other terms and conditions hereof, the Canadian Borrowers may borrow under this SECTION 5.1, prepay pursuant to SECTION 5.4 and 2.11 and reborrow pursuant to this SECTION 5.1 from time to time.

          (b) The Agent will determine the Dollar Equivalent amount with respect to any (i) Borrowing comprised of Canadian Loans as of the requested Borrowing Date, (ii) outstanding Canadian Loans as of the last Business Day of each month, and (iii) outstanding Canadian Loans on any date on which the Dura Canadian Loans Sublimit or the Trident Canadian Loans Sublimit is reduced in accordance with the respective definitions thereof.

     5.2  PROCEDURE FOR CANADIAN BORROWINGS.

          (a) Each Canadian Borrowing shall be made upon the applicable Canadian Borrower's irrevocable written notice delivered to the Agent and the Canadian Lender in the form of a Notice of Canadian Borrowing, which notice must be received by the Agent and the Canadian Lender prior to (i) 10:00 a.m. (Toronto time) two Business Days prior to the requested Borrowing Date, in the case of Offshore Canadian Loans (unless the Telerate-based Canadian Offshore Rate is not available, in which case, three Business Days prior to the requested Borrowing Date); and (ii) 10:00 a.m. (Toronto time) on the requested Borrowing Date, in the case of Canadian Prime Rate Loans, specifying:


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

                    (A) the amount of the Canadian Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

                    (B) the requested Borrowing Date, which shall be a Business Day;

                    (C)  the Type of Loans comprising the Canadian Borrowing;
          and

                    (D) in the case of a Borrowing of Offshore Canadian Loans, the duration of the Interest Period therefor.

          (b) Unless the Canadian Lender has received written notice prior to 10:00 a.m. (Toronto time) on the proposed Borrowing Date (A) from the Agent directing the Canadian Lender not to make such Canadian Loan because such borrowing is not permitted under SECTION 5.1(a), or (B) from the Agent or any Lender that one or more of the conditions precedent set forth in ARTICLE VIII with respect to such borrowing is not then satisfied, the proceeds of any Canadian Loan will then be made available to the applicable Canadian Borrower by the Canadian Lender at the Payment Office by crediting the account of such Canadian Borrower on the books of the Canadian Lender.

          (c) After giving effect to any Canadian Borrowing, there may not be more than five different Interest Periods in effect in respect of all Canadian Loans then outstanding.

     5.3 CONVERSION AND CONTINUATION ELECTIONS FOR CANADIAN BORROWINGS. (a) Each Canadian Borrower may, upon irrevocable written notice to the Agent and the Canadian Lender in accordance with SUBSECTION 5.3(b):

               (i) elect, as of any Business Day, in the case of Canadian Prime Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Canadian Loans, to convert any such Canadian Loans of such Canadian Borrower (or any part thereof in an amount not less than the Minimum Tranche) into Canadian Loans of another Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Canadian Loans of such Canadian Borrower having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche) as Loans of the same Type with a new Interest Period;

PROVIDED that if at any time the aggregate amount of Offshore Canadian Loans in respect of any Canadian Borrowing is reduced,


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

by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Offshore Canadian Loans shall automatically convert into Canadian Prime Rate Loans.

          (b) The applicable Canadian Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent and the Canadian Lender not later than (i) 10:00 a.m. (Toronto time) at least two Business Days prior to the Conversion/Continuation Date, if the Canadian Loans are to be converted into or continued as Offshore Canadian Loans (unless the Telerate-based Canadian Offshore Rate is not available, in which case, three Business Days prior to the Conversion/Continuation Date); and (ii) 10:00 a.m. (Toronto time) on the Conversion/Continuation Date, if the Canadian Loans are to be converted into Canadian Prime Rate Loans, specifying:

                    (A)  the proposed Conversion/Continuation Date;

                    (B) the aggregate amount of Canadian Loans to be converted or continued;

                    (C) the Type of Canadian Loans resulting from the proposed conversion or continuation; and

                    (D) other than in the case of conversions into Canadian Prime Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Canadian Loans, the applicable Canadian Borrower has failed to select timely a new Interest Period to be applicable to such Offshore Canadian Loans, such Canadian Borrower shall be deemed to have elected to convert such Offshore Canadian Loans into Canadian Prime Rate Loans effective as of the expiration date of such Interest Period.

          (d) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, no Canadian Borrower may elect to have a Canadian Loan converted into or continued as an Offshore Canadian Loan.

          (e) After giving effect to any conversion or continuation of Canadian Loans, there may not be more than five different Interest Periods in effect in respect of all Canadian Loans together then outstanding.

     5.4 PREPAYMENTS OF CANADIAN LOANS. Subject to SECTION 7.4, a Canadian Borrower may, at any time or from time to time, ratably prepay its Canadian Loans in whole or in part, in an aggregate principal amount of at least C$1,000,000 and an


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integral multiple of C$500,000.  Such Canadian Borrower shall deliver a notice of prepayment in accordance with SECTION 14.2 to be received by the Agent and the Canadian Lender not later than (i) 10:00 a.m. (Toronto time) at least two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Canadian Loans, and (ii) 10:00 a.m.(Toronto time) on the prepayment date if the Loans to be prepaid are Canadian Prime Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Canadian Prime Rate Loans, Offshore Canadian Loans, or any combination thereof. Such notice shall not thereafter be revocable by such Canadian Borrower. If such notice is given by a Canadian Borrower, such Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to SECTION 7.4.

     5.5 PARTICIPATIONS IN CANADIAN LOANS.

          (a) Each Lender agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon receipt of notice that the Agent has received a Canadian Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Canadian Loan in an amount equal to its Pro Rata Share of the amount of such Canadian Loan.

          (b) The Agent shall promptly notify the Canadian Lender and each other Lender of its receipt of a Canadian Participation Funding Notice.
Promptly upon receipt of such Notice, each Lender shall (or shall cause an Affiliate to) make available to the Canadian Lender an amount in Canadian Dollars and in Same Day Funds equal to its Pro Rata Share of all outstanding Canadian Loans (it being understood that the primary Lender for the Canadian Lender shall not be obligated to make any amount available to the Canadian Lender). If any Lender so notified fails to make available to the Canadian Lender the full amount of such Lender's participations in all Canadian Loans by 3:00 p.m. (Toronto time) on the date of its receipt of such notice from the Agent (or on the Business Day following receipt of such notice if such notice is received after 1:00 p.m. (Toronto time) on any Business Day), then interest shall accrue on such Lender's obligation to fund such participations, from the date such obligation became due to the date such Lender pays such obligations in full, at a rate per annum equal to the Bank of Canada Rate in effect from time to time during such period.

          (c) From and after the date on which the Canadian Lender has received notice from the Agent of its receipt of a Canadian Participation Funding Notice, all funds received by the


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

Canadian Lender in payment of the Canadian Loans, interest thereon and other amounts payable in respect thereof shall be distributed by the Canadian Lender, in the same funds as those received by the Canadian Lender, to all Lenders in accordance with their Pro Rata Shares (i.e., giving effect to the funding of participations pursuant to this SECTION 5.5), except that the Pro Rata Share of such funds of any Lender that has not funded its participations as provided herein shall be distributed to the Canadian Lender.

          (d) If the Agent or the Canadian Lender is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to the Agent or the Canadian Lender in respect of any Canadian Loan or interest or fee thereon, each Lender shall, on demand of the Agent, forthwith return to the Canadian Lender for the account of the Canadian Lender the amount of its Pro Rata Share of the amount so returned by the Agent or the Canadian Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Canadian Lender, at a rate per annum equal to the Bank of Canada Rate from time to time in effect.

          (e) The Required Lenders, the Canadian Lender and the Agent may agree on any other reasonable method (such as making assignments of Canadian Loans) for sharing the risks of Canadian Loans ratably among all Lenders according to their Pro Rata Shares so long as such method does not materially disadvantage any Lender.

                                      ARTICLE VI

                                THE LETTERS OF CREDIT

     6.1  THE LETTER OF CREDIT SUBFACILITY.

          (a) On the terms and conditions set forth herein, (i) the Issuing Lender agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Termination Date to issue Letters of Credit for the account of any Borrower (or, if a Letter of Credit is for the account of a Subsidiary that is not a Borrower, jointly for the account of a Borrower and such Subsidiary), and to amend or renew Letters of Credit previously issued by it, in accordance with SUBSECTIONS 6.2(c) and 6.2(d), and (B) to honor properly drawn drafts under the Letters of Credit; and (ii) the Lenders severally agree to participate in Letters of Credit Issued for the account of any Borrower (including any Letter of Credit issued jointly for the account of a Borrower and any Subsidiary); PROVIDED that the


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

Issuing Lender shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE"):

          (1) the Total Dura Revolving Outstandings exceed the combined Dura Revolving Commitments of all Lenders,

          (2) the participation of such Lender in the Effective Amount of all L/C Obligations of the Dura Borrowers plus (without duplication) the outstanding principal Dollar Equivalent amount of the Dura Revolving Group Loans of such Lender plus such Lender's Pro Rata Share of the Australian Loans Sublimit and the Dura Canadian Loans Sublimit plus such Lender's Pro Rata Share of all Swing Line Loans of Dura Borrowers exceeds such Lender's Dura Revolving Commitment,

          (3) the Effective Amount of all L/C Obligations of the Dura Borrowers exceeds the Dura L/C Commitment,

          (4) the Total Trident Revolving Outstandings exceed the combined Trident Revolving Commitments of all Lenders,

          (5) the participation of such Lender in the Effective Amount of all L/C Obligations of the Trident Borrowers plus (without duplication) the outstanding principal Dollar Equivalent amount of the Trident Revolving Group Loans of such Lender plus such Lender's Pro Rata Share of the Trident Canadian Loans Sublimit plus such Lender's Pro Rata Share of all Swing Line Loans of Trident Borrowers exceeds such Lender's Trident Revolving Commitment,

          (6) the Effective Amount of all L/C Obligations of the Trident Borrowers exceeds the Trident L/C Commitment, or

          (7) the aggregate principal Dollar Equivalent amount of all Dura Loans of the Dura German Borrower plus (without duplication) the Effective Amount of all L/C Obligations of the Dura German Borrower exceeds U.S. $50,000,000.

Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed. The Agent will determine the Dollar Equivalent amount of the L/C Obligations with respect to any Letter of Credit when issued, when drawn upon and as of the last Business Day of each month.


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

          (b) The Issuing Lender is under no obligation to Issue any Letter of Credit if:

               (i)   any order, judgment or decree of any Governmental
     Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it;

               (ii) the Issuing Lender has received written notice from any Lender, the Agent or any Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in ARTICLE VIII is not then satisfied;

               (iii) the expiry date of any requested Letter of Credit is (A) more than 366 days (or 180 days in the case of a documentary commercial Letter of Credit) after the date of such Issuance, unless the Required Lenders have approved such expiry date in writing, or (B) after the scheduled Termination Date, unless all of the Lenders have approved such expiry date in writing;

               (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Lender; or

               (v) such Letter of Credit is denominated in a currency other than U.S. Dollars or an Offshore Currency.

     6.2  ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.

     (a) Each Letter of Credit shall be Issued upon the irrevocable written request of the applicable Borrower received by the Issuing Lender (with a copy sent by such Borrower to the Agent) at least three Business Days (or such shorter time as the


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

Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the proposed date of Issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Lender may require.

          (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Lender will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the applicable Borrower and, if not, the Issuing Lender will provide the Agent with a copy thereof. Unless the Issuing Lender has received, on or before the Business Day immediately preceding the date the Issuing Lender is to issue a requested Letter of Credit, (A) notice from the Agent directing the Issuing Lender not to issue such Letter of Credit because such issuance is not then permitted under SUBSECTION 6.1(a) as a result of the limitations set forth in CLAUSES (1) through (6) thereof or (B) a notice described in SUBSECTION 6.1(b)(ii), then, subject to the terms and conditions hereof, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or jointly for the account of such Borrower and the applicable Subsidiary) in accordance with the Issuing Lender's usual and customary business practices.

          (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Issuing Lender will, upon the written request of the applicable Borrower received by the Issuing Lender (with a copy sent by the applicable Borrower to the Agent) at least five days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Lender may reasonably require. The Issuing Lender shall be under no obligation to amend any Letter


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

of Credit if: (A) the Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

          (d) The Issuing Lender and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the applicable Borrower and upon the written request of such Borrower received by the Issuing Lender (with a copy sent by such Borrower to the Agent) at least four Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Lender shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Lender may reasonably require. The Issuing Lender shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this SUBSECTION 3.2(d) upon the request of the applicable Borrower but the Issuing Lender shall not have received any L/C Amendment Application from such Borrower with respect to such renewal or other written direction by such Borrower with respect thereto, the Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and such Borrower and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Lender shall be deemed to have received an L/C Amendment Application from such Borrower requesting such renewal.

          (e) The Issuing Lender may, at its election (or as required by the Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any


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

Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

          (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

          (g) The Issuing Lender will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

     6.3  RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.

          (a) Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Lender TIMES (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

          (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the applicable Borrower. Such Borrower shall reimburse the Issuing Lender prior to 10:00 a.m.(Local Time), on each date that any amount is paid by the Issuing Lender under any Letter of Credit (each such date, an "HONOR DATE"), in an amount equal to the amount so paid by the Issuing Lender. In the event such Borrower fails to reimburse the Issuing Lender for the full amount of any drawing under any Letter of Credit by 10:00 a.m.(Local Time) on the Honor Date, the Issuing Lender will promptly notify the Agent and the Agent will promptly notify each Lender thereof, and such Borrower shall be deemed to have requested that Revolving Loans (to be Floating Rate Loans), be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Dura Revolving Commitments or the Trident Revolving Commitments, as the case may be, and subject to the conditions set forth in SUBSECTIONS 8.2(b) and (c). Any notice given by the Issuing Lender or the Agent pursuant to this SUBSECTION 6.3(b) may be oral if immediately confirmed in writing (including by facsimile); PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.


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

          (c) Each Lender shall upon any notice pursuant to SUBSECTION 6.3(b) make available to the Agent for the account of the Issuing Lender an amount in U.S. Dollars or the applicable Offshore Currency, as the case may be, and in Same Day Funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Lenders shall (subject to SUBSECTION 6.3(d)) each be deemed to have made a Revolving Loan to the applicable Borrower in that amount bearing interest at the applicable Floating Rate. If any Lender so notified fails to make available to the Agent for the account of the Issuing Lender the amount of such Lender's Pro Rata Share of the amount of the drawing by no later than 10:00 a.m.(Local Time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to (i) in the case of a drawing in U.S. Dollars, the U.S. Federal Funds Rate in effect from time to time during such period and (ii) in the case of a drawing in an Offshore Currency, the Overnight Rate applicable to such Offshore Currency. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this SECTION 6.3.

          (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans to the applicable Borrower in whole or in part, because of such Borrower's failure to satisfy the conditions set forth in SUBSECTIONS 8.2(b) and (c) or for any other reason, such Borrower shall be deemed to have incurred from the Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Floating Rate plus the Floating Rate Margin plus 2% per annum, and each Lender's payment to the Issuing Lender pursuant to SUBSECTION 6.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this SECTION 6.3.

          (e) Each Lender's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this SECTION 6.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, any Loan Party or any other Person for any reason whatsoever;
(ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or


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event whatsoever, whether or not similar to any of the foregoing; PROVIDED, however, that each Lender's obligation to make Revolving Loans under this
SECTION 6.3 is subject to the conditions set forth in SECTION 8.2.

     6.4  REPAYMENT OF PARTICIPATIONS.

          (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Lender of Same Day Funds from a Borrower (i) in reimbursement of any payment made by the Issuing Lender under the Letter of Credit with respect to which any Lender has paid the Agent for the account of the Issuing Lender for such Lender's participation in the Letter of Credit pursuant to SECTION 6.3 or
(ii) in payment of interest thereon, the Agent will pay to each Lender, in the same funds as those received by the Agent for the account of the Issuing Lender, the amount of such Lender's Pro Rata Share of such funds, and the Issuing Lender shall receive the amount of the Pro Rata Share of such funds of any Lender that did not so pay the Agent for the account of the Issuing Lender.

          (b) If the Agent or the Issuing Lender is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to the Agent for the account of the Issuing Lender pursuant to SUBSECTION 6.4(a) in reimbursement of a payment made under any Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Agent, forthwith return to the Agent or the Issuing Lender the amount of its Pro Rata Share of any amount so returned by the Agent or the Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Agent or the Issuing Lender, at a rate per annum equal to the U.S. Federal Funds Rate in effect from time to time.

     6.5  ROLE OF THE ISSUING LENDER.

          (a) Each Lender and Dura agree that, in paying any drawing under a Letter of Credit, the Issuing Lender shall not (except to the extent of its own gross negligence or willful misconduct) have any responsibility to obtain any document (other than any sight draft and certificates or other documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

          (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for: (i) any action taken or


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

omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

          (c) Subject to SECTION 6.6, each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED that this assumption is not intended to, and shall not, preclude such Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Subject to SECTION 6.6, no Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in CLAUSES (i) through (vi) of
SECTION 6.6. Subject to SECTION 6.6, in furtherance and not in limitation of the foregoing: (i) the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     6.6 OBLIGATIONS ABSOLUTE. The obligations of each Borrower under this Agreement and any L/C-Related Document to reimburse the Issuing Lender for a drawing under a related Letter of Credit, and to repay any L/C Borrowing of such Borrower and any drawing under a related Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including any of the following:

               (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

               (ii) the existence of any claim, set-off, defense or other right that such Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;


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

               (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

               (iv) any payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

               (v) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of Dura in respect of any Letter of Credit; or

               (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or a guarantor;

PROVIDED, HOWEVER, that after paying in full its reimbursement obligation hereunder, nothing herein shall adversely affect the right of such Borrower to commence any proceeding against the Issuing Lender for any wrongful disbursement made by the Issuing Lender under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuing Lender.

     6.7 CASH COLLATERAL PLEDGE. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Termination Date, then the applicable Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under such Letter of Credit.

     6.8  LETTER OF CREDIT FEES.

          (a) Each Borrower shall pay to the Agent for the account of each of the Lenders a letter of credit fee with respect to the Letters of Credit for the account of such Borrower


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at a rate per annum equal to the L/C Fee Rate (as in effect from time to time)
on the average daily maximum Dollar Equivalent amount available to be drawn of such outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which all Letters of Credit have been terminated) based upon Letters of Credit outstanding for the applicable period as calculated by the Agent.

          (b) Each Borrower shall pay to the Agent for the account of the Issuing Lender a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Lender for the account of such Borrower at the rate per annum set forth in the Fee Letter of the average daily maximum amount available to be drawn of the outstanding Letters of Credit, computed on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which all Letters of Credit have been terminated) based upon the Letters of Credit outstanding for the applicable period as calculated by the Agent.

          (c) The letter of credit fees payable under SUBSECTION 6.8(a) and the fronting fees payable under SUBSECTION 6.8(b) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

          (d) Each Borrower shall pay to the Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Lender relating to letters of credit as from time to time in effect.

     6.9 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.

     6.10 LETTERS OF CREDIT FOR THE ACCOUNT OF SUBSIDIARIES. Each Borrower and the applicable Subsidiary shall be jointly and severally liable for any Letter of Credit which is issued jointly for the account of such Borrower and any Subsidiary.


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                                     ARTICLE VII

                        TAXES, YIELD PROTECTION AND ILLEGALITY

     7.1  TAXES.

          (a) Any and all payments by any Borrower to any Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the applicable Borrower shall pay all Other Taxes.

          (b) The applicable Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender or the Agent as a result of the transactions contemplated by this Agreement and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; PROVIDED that if such Lender or the Agent determines in its reasonable discretion that it has received a refund or credit of such Taxes or such Other Taxes (or of any liability, including penalties, interest, additions to tax and expenses, arising therefrom or with respect thereto), then such Lender or the Agent shall promptly repay the applicable Borrower to the extent of such refund or credit; PROVIDED, FURTHER, that if, due to any adjustment of such Taxes or Other Taxes (or of any liability, including penalties, interest, additions to tax and expenses, arising therefrom or with respect thereto) such Lender or the Agent loses the benefit of all or any portion of such refund or credit, the applicable Borrower will indemnify and hold harmless such Lender or the Agent in accordance with this subsection. Nothing shall require the Agent or any Lender to utilize such credits ahead of other credits that may be available to the Agent or such Lender from other sources. Moreover, nothing shall require the Agent or any Lender to make their books and records available for inspection by any Borrower. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

          (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an


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amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii)  such Borrower shall make such deductions and withholdings;
     and

               (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

          (d) Within 30 days after the date of any payment by a Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

          (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to SUBSECTION (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office or take other appropriate action so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change or other action in the judgment of such Lender is not otherwise disadvantageous to such Lender.

          (f) (i) Each Lender (other than the Australian Lender and the Canadian Lender) which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

               (A) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Agent and to Dura through the Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("FORM 4224"), or two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("FORM 1001"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (B) if at any time such Lender makes any changes necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the Agent and to Dura through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224 or Form 1001, as


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

     appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (C) it shall, before or promptly after the occurrence of any event (including the passing of time (and in any event (x) in the case of a Form 4224, before the payment of any interest in the each succeeding taxable year of such Lender after the Closing Date during which interest may be paid under this Agreement, and (y) in the case of a Form 1001, before the payment of any interest in each third succeeding calendar year after the Closing Date during which interest may be paid under this Agreement) but excluding any event mentioned in CLAUSE (b) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to the Agent and to Dura through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender; and

               (D) it shall, promptly upon Dura's or the Agent's reasonable request to that effect, deliver to Dura or the Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes, including Internal Revenue Form W-8 or any successor thereto.

          (ii) The Australian Lender represents and warrants to the Dura Australian Borrower that, as of the Closing Date, the Australian Lender is entitled to receive payments hereunder from the Dura Australian Borrower without deduction or withholding for or on account of any Taxes which are levied or imposed by a Governmental Authority of or within the Commonwealth of Australia.

          (iii) The Canadian Lender (A) certifies that it not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans under this Agreement; and (B) undertakes to advise the Canadian Borrowers and the Agent, of any changes in respect of CLAUSE (A) (provided that the Canadian Lender shall not be required to notify the Canadian Borrowers or the Agent of any change resulting solely from delivery to the Canadian Lender of a Canadian Participation Funding Notice). In addition, the Canadian Lender shall, promptly upon a Canadian Borrower's or the Agent's reasonable request to that effect, deliver to such


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

Canadian Borrower or the Agent (as the case may be) such other instruments in writing, forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation or the official interpretation of law any rule, regulation or treaty by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) in order to establish the Canadian Lender's tax status for withholding purposes. If the Canadian Lender receives a request from Revenue Canada Customs, Excise and Taxation or another taxing authority to provide additional information concerning the withholding tax status of the Canadian Lender, the Canadian Lender shall use reasonable efforts to obtain and deliver such information to such taxing authority, the Agent and the Canadian Borrowers.

          (iv)   Notwithstanding the foregoing provisions of this SUBSECTION
(f) or any other provision of this SECTION 7.1, no Lender shall be required to deliver any form pursuant to this SECTION 7.1 if such Lender informs the Agent and Dura that it is not legally permitted to deliver such form as a result of a change in any Requirement of Law after the date of this Agreement.

                 (g) (i) The Borrowers will not be required to pay any additional amount in respect of United States Federal tax pursuant to this
SECTION 7.1 to any Lender or to the Agent with respect to any Lender:

                 (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Lender to comply with its obligations under SUBSECTION 7.1(f)(i), SECTION 13.10 or SECTION 14.8;

                 (B) if such Lender shall have delivered to Dura a Form 4224 in respect of its applicable Lending Office pursuant to SUBSECTION 7.1(f)(i), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                 (C) if such Lender shall have delivered to Dura a Form 1001 in respect of its applicable Lending Office pursuant to SUBSECTION 7.1(f)(i), and such Lender shall not at any time be entitled to exemption


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

     from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                 (ii) The Canadian Borrowers will not be required to pay any additional amount in respect of Canadian federal income tax pursuant to this SECTION 7.1 to the Canadian Lender:

                 (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Lender to comply with its obligations under SUBSECTION 7.1(f)(iii), SECTION 13.10 or SECTION 14.8; or

                 (B) if such Lender shall have delivered an instrument in writing pursuant to SUBSECTION 7.1(f)(iii), and such Lender shall not at any time be entitled to exception from deduction or withholding of Canadian federal income tax in respect of payments by the Canadian Borrowers hereunder for the account of its applicable Lending Office for any reason other than a change in the laws of Canada, its provinces or any political subdivision thereof or any regulations promulgated thereunder or any applicable tax treaty or regulations or in the official interpretation of such laws, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of the delivery of said instrument.

                 (h) If, at any time, Dura requests any Lender to deliver any forms or other documentation pursuant to SUBSECTION 7.1(f)(i)(D), then Dura shall, on demand of such Lender through the Agent, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation. If, at any time, any Canadian Borrower requests the Canadian Lender to deliver any forms or other documentation pursuant to SUBSECTION 7.1(f)(iii), then such Canadian Borrower shall, on demand of the Canadian Lender, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by the Canadian Lender in the preparation or delivery of such instruments, forms or other documentation.


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

                 (i) Each Lender represents to the Borrowers, the Agent and the Swing Line Lender that, in the case of a Lender which is a Lender on the Closing Date and, in the case of a Lender which becomes a Lender after the Closing Date, on the date it becomes a Lender it is:

                 (A)     either:

                    (1) not resident in the United Kingdom for United Kingdom tax purposes; or

                    (2) a "bank" as defined in section 840A of the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

                 (B) beneficially entitled to the principal and interest payable by the Borrowers to it under this Agreement,

and shall forthwith notify the Borrowers, the Agent and the Swing Line Lender if either representation ceases to be correct.

Each Lender that is not funding its Loans to Trident, Trident UK and Spicebright out of a Lending Office in the United Kingdom (or another jurisdiction having an exemption from United Kingdom income tax by treaty) shall submit a duly completed Form FD13 double tax treaty form to the U.S. Internal Revenue Service (or the comparable form for its jurisdiction to its jurisdiction's tax authorities) no later than June 1, 1998 seeking exemption from United Kingdom income tax on interest payable under the Loan Documents by Trident, Trident UK and Spicebright.

                 (j) If the Australian Lender is obliged to make a deduction in respect of any Taxes or Other Taxes from any payment to any other Lender in respect of such other Lender's participation in any Australian Loan, the Dura Australian Borrower shall pay the Australian Lender on the due date of the payment to the relevant Lender any additional amount necessary (as determined by the Australian Lender) to ensure that the relevant Lender receives when due a net amount (after payment of any Taxes or Other Taxes in respect of such additional amounts) in the relevant currency equal to the full amount which it would have been entitled to receive from the Australian Lender had a deduction not been made, and the Dura Australian Borrower shall indemnify the Australian Lender and each other Lender on demand against all Taxes or Other Taxes.

                 (k) If the Canadian Lender is obliged to make a deduction in respect of any Taxes or Other Taxes from any payment to any other Lender in respect of such other Lender's participation in any Canadian Loan, the applicable Borrower shall pay the Canadian Lender on the due date of the payment to the relevant Lender any additional amount necessary (as determined by the Canadian Lender) to ensure that the


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

relevant Lender receives when due a net amount (after payment of any Taxes or Other Taxes in respect of such additional amounts) in the relevant currency equal to the full amount which it would have been entitled to receive from the Canadian Lender had a deduction not been made, and such Canadian Borrower shall indemnify the Canadian Lender and each other Lender on demand against all Taxes or Other Taxes.

     7.2  ILLEGALITY.

          (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore Rate Loans in any Applicable Currency, or in the case of the Australian Lender, Australian Bank Bill Rate Loans, or in the case of the Canadian Lender, Offshore Canadian Loans, then, on notice thereof by the Lender to the applicable Borrower through the Agent, any obligation of such Lender to make Offshore Rate Loans in such Applicable Currency, Australian Bank Bill Rate Loans or Offshore Canadian Loans, as the case may be, shall be suspended until such Lender notifies the Agent and the applicable Borrower that the circumstances giving rise to such determination no longer exist.

          (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan in any Applicable Currency, or in the case of the Australian Lender, any Australian Bank Bill Rate Loan, or in the case of the Canadian Lender, Offshore Canadian Loans, the applicable Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full the Offshore Rate Loans of such Lender then outstanding in such Applicable Currency, the Australian Bank Bill Rate Loans or Offshore Canadian Loans of such Lender, as applicable, together with interest accrued thereon and amounts required under SECTION 7.4, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Offshore Rate Loan, such Australian Bank Bill Rate Loan or Offshore Canadian Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan.
If any Borrower is required to so prepay any Offshore Rate Loan, any Australian Bank Bill Rate Loan or Offshore Canadian Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the Dollar Equivalent amount of such prepayment, a Floating Rate Loan.


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          (c)    Before giving any notice to the Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans, Australian Bank Bill Rate Loans or take other appropriate action if such designation or other action will avoid the need for giving such notice and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

     7.3  INCREASED COSTS AND REDUCTION OF RETURN.

          (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loans or participating in Letters of Credit, or, in the case of the Issuing Lender, any increase in the cost to the Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, in each case excluding any increase in taxes on the overall net income (including franchise taxes based on net income) of such Lender, then the applicable Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

          (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to Dura through the Agent, the applicable Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.


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

     7.4 FUNDING LOSSES. The applicable Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

          (a) the failure of such Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan;

          (b) the failure of such Borrower to borrow, continue or convert an Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan after such Borrower has given (or is deemed to have given) a Notice of Group Borrowing, Notice of Australian Borrowing, Notice of Canadian Borrowing or a Notice of Conversion/Continuation;

          (c) the failure of such Borrower to make any prepayment of any Loan in accordance with any notice delivered under SECTION 2.10, 2.11, 4.4 or 5.4;

          (d) the prepayment (including pursuant to SECTION 2.7, 2.10 or 2.11) or other payment (including after acceleration thereof) of the principal of any Offshore Rate Loan, Australian Bank Bill Rate Loan or Offshore Canadian Loan on a day that is not the last day of the relevant Interest Period; or

          (e) the automatic conversion under SECTION 2.5, 4.3 or 5.3 of any Offshore Rate Loan, an Australian Bank Bill Rate Loan or Offshore Canadian Loan to a Floating Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the applicable Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by a Borrower to any Lender under this Section and under SUBSECTION 7.3(a), (i) each Offshore Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Offshore Rate used in determining the interest rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period and in the same Applicable Currency, whether or not such Offshore Rate Loan is in fact so funded, (ii) each Australian Bank Bill Rate Loan made by the Australian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Australian Bank Bill Rate applicable to such Australian Bank Bill Rate Loan by the purchase by the Australian Lender of a bill of exchange in a comparable amount and for a comparable period, whether or not such Australian Bank Bill Rate Loan is in fact so funded, and (iii) each Offshore Canadian Loan made by the Canadian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Canadian Offshore Rate applicable to such Offshore Canadian Loan by a matching deposit or other borrowing in the interbank offshore market for Canadian dollars for a comparable amount and for a comparable period, whether or not such Offshore Canadian Loan is in fact so funded.

     7.5  INABILITY TO DETERMINE RATES.

          (a) If the Agent or the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan under the applicable Facility, or that the Offshore Rate to be applicable for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify Dura and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans in the Applicable Currency shall be suspended until the Agent upon the instruction of the Required Lenders revoke such notice in writing. Upon receipt of such notice, any Borrower may revoke any Notice of Group Borrowing or Notice of Conversion/Continuation then submitted by it. If the applicable Borrower does not revoke any such Notice, the Lenders shall make, convert or continue the applicable Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Floating Rate Loans instead of Offshore Rate Loans. In the case of any Offshore Currency Offshore Rate Loans, the Borrowing or continuation shall be in an aggregate amount equal to the Dollar Equivalent amount of the originally requested Borrowing or continuation in the Offshore Currency, and to that end any outstanding Offshore Currency Offshore Rate Loans which are the subject of any continuation shall be redenominated and converted into Floating Rate Loans in U.S. Dollars with effect from the last day of the Interest Period with respect to such Offshore Currency Offshore Rate Loans.

          (b) If the Australian Lender shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Australian Bank Bill Rate for any requested Interest Period with respect to a proposed Australian Bank Bill Rate Loan, or the Australian Lender shall have determined that the Australian Bank Bill Rate to be applicable for any requested Interest Period with respect to a proposed Australian Bank Bill Rate Loan does not adequately and fairly reflect the cost to the Australian Lender of funding such Loan, the Australian Lender will forthwith give notice of such determination to the Dura


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

Australian Borrower and the Agent. Thereafter, the obligation of the Australian Lender to make or maintain Australian Bank Bill Rate Loans for the account of the Dura Australian Borrower hereunder shall be suspended until the Australian Lender revokes such notice in writing. Upon receipt of such notice, the Dura Australian Borrower may revoke any Notice of Australian Borrowing or Notice of Conversion/Continuation then submitted by it. If the Dura Australian Borrower does not revoke any such notice, the Australian Lender shall make, convert or continue the Loans, as proposed by the Dura Australian Borrower, in the amount specified in the applicable notice submitted by the Dura Australian Borrower, but such Loans shall be made, converted or continued as Australian Floating Rate Loans.

          (c) If the Canadian Lender shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Canadian Offshore Rate for any requested Interest Period with respect to a proposed Offshore Canadian Loan, or the Canadian Lender shall have determined that the Canadian Offshore Rate to be applicable for any requested Interest Period with respect to a proposed Offshore Canadian Loan does not adequately and fairly reflect the cost to the Canadian Lender of funding such Loan, the Canadian Lender will forthwith give notice of such determination to the Canadian Borrowers and the Agent. Thereafter, the obligation of the Canadian Lender to make or maintain Offshore Canadian Loans, for the account of the Canadian Borrowers hereunder shall be suspended until the Canadian Lender revokes such notice in writing. Upon receipt of such notice, any Canadian Borrower may revoke any Notice of Canadian Borrowing or Notice of Conversion/Continuation then submitted by it. If any Canadian Borrower does not revoke any such notice, the Canadian Lender shall make, convert or continue the Loans, as proposed by such Canadian Borrower, in the amount specified in the applicable notice submitted by such Canadian Borrower, but such Loans shall be made, converted or continued as Canadian Prime Rate Loans.

     7.6  RESERVES ON OFFSHORE RATE LOANS.

          (a) The applicable Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities") and, in respect of any Offshore Canadian Loans, Australian Loans or Offshore Currency Loans, under any applicable regulations of the Bank of Canada or other relevant Governmental Authority in Canada (in the case of Offshore Canadian Loans) or Australia (in the case of Australian Loans) or the country in which the Offshore Currency of such Offshore Currency Loan circulates (in the case of Offshore Currency Loans), additional costs (excluding any costs


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in which such Lender receives compensation pursuant to SUBSECTION 7.6(b)) on the unpaid principal amount of each Offshore Rate Loan, Australian Loan and Offshore Currency Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the applicable Borrower shall have received at least 15 days' prior written notice (with a copy to the Agent) of the amount of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

          (b) Concurrently with each payment of interest on any Offshore Currency Loan denominated in British pounds sterling, the applicable Borrower shall pay each Lender the additional costs referred to in SCHEDULE 7.6.

     7.7 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation under THIS ARTICLE VII shall deliver to the applicable Borrower (with a copy to the Agent) a certificate (a) setting forth in reasonable detail the circumstances giving rise to such claim and a computation of the amount payable to such Lender hereunder in respect thereof and (b) certifying that such Lender is making similar claims based on such circumstances to similarly-situated borrowers from such Lender. Any such certificate shall be conclusive and binding on such Borrower in the absence of manifest error.

     7.8 SUBSTITUTION OF LENDERS. Upon the receipt by any Borrower or the Agent from any Lender (an "AFFECTED LENDER") of a claim for compensation under
SECTION 7.1 or 7.3 or a notice of the type described in SUBSECTION 2.6(b), 2.6(c), 7.2(a) or 7.2(b), the applicable Borrower may: (i) request the Affected Lender to use its best efforts to obtain a replacement bank or financial institution reasonably satisfactory to the Borrowers to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitments (a "REPLACEMENT LENDER"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitments (it being within the discretion of any such other Lenders whether or not to agree to such request); or (iii) designate a Replacement Lender. Any such designation of a Replacement Lender under CLAUSE (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

     7.9 RIGHT OF LENDERS TO FUND THROUGH BRANCHES AND AFFILIATES. Each Lender may, if it so elects, fulfill its commitment as to any Loan hereunder by designating a branch or Affiliate of such Lender to make such Loan; PROVIDED that (a)


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such Lender shall remain solely responsible for the performances of its obligations hereunder and (b) no such designation shall result in any increased costs to the applicable Borrower.

     7.10 SURVIVAL.  The agreements and obligations of the Borrowers in THIS
ARTICLE VII shall survive the payment of all other Obligations.

                                     ARTICLE VIII

                                 CONDITIONS PRECEDENT

     8.1 CONDITIONS OF INITIAL CREDIT EXTENSIONS. The obligation of each Lender to make its initial Credit Extensions is subject to the conditions that
(i) Dura shall have submitted evidence reasonably satisfactory to the Agent that the Trident Acquisition has been (or concurrently with the initial Credit Extensions to Dura will be) consummated in accordance with the Trident Acquisition Documents with the acquisition of substantially all the ordinary shares of Trident for approximately U.S.$87,500,000, (ii) Dura shall have submitted evidence reasonably satisfactory to the Agent that all Debt to be Repaid has been (or concurrently with the initial Credit Extensions will be) paid in full and that all Liens securing such Debt to be Repaid have been terminated, (iii) the Closing Date shall occur on or before May 31, 1998; and
(iv) the Agent shall have received on or before the date of the initial Credit Extension all of the following duly executed, in form and substance satisfactory to the Agent and each Lender, and (except with respect to any Notes) in sufficient copies for the Agent and each Lender:

          (a) CREDIT AGREEMENT AND NOTES. This Agreement (and, if applicable, any Notes) executed by each party hereto (and if applicable, thereto).

          (b)    RESOLUTIONS; INCUMBENCIES.

                 (i) Copies of the resolutions of the board of directors (or comparable body) of each Loan Party authorizing the execution, delivery and performance by such Loan Party of the Loan Documents to which such Loan Party is to be a party, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Loan Party; and

                 (ii) A certificate of the Secretary or Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to execute, deliver and perform the Loan Documents to which such Loan Party is to be a party.


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          (c)    ORGANIZATION DOCUMENTS; GOOD STANDING. Each of the following documents:

                 (i) the articles or certificate of incorporation or association and, if applicable, the bylaws (or other comparable constitutive documents)of each Loan Party as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Loan Party as of the Closing Date; and

                 (ii) in the case of the Dura German Borrower and Moblan, a recent excerpt from the Commercial Registry in which such entity is registered; and in the case of the Canadian Borrowers, a Certificate of Status from the Ministry of Consumer and Commercial Relations of Ontario; and in the case of the other Loan Parties, evidence of organizational good standing or existence, as applicable.

          (d)    GUARANTIES. The Guaranties and Reaffirmations of Dura
Guaranties.

          (e) COLLATERAL DOCUMENTS. The Security Agreements, the Pledge Agreements, the Mortgages and Reaffirmations of Dura Collateral Documents.

          (f) TRIDENT ACQUISITION DOCUMENTS. A certificate of a Responsible Officer certifying as of the Closing Date true and complete copies of the Trident Acquisition Documents.

          (g) PAYMENT OF FEES. Evidence of payment by Dura of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of the Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between Dura and the Agent), including any such costs, fees and expenses arising under or referenced in SECTION 2.14 or 14.4.

          (h) CERTIFICATE. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

                 (i) the representations and warranties contained in ARTICLE IX are true and correct on and as of such date, as though made on and as of such date;

                 (ii) no Event of Default or Unmatured Event of Default exists or would result from the initial Credit Extension; and


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                 (iii) no event or circumstance has occurred since December 31,
     1997 that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (i) LEGAL OPINIONS. An opinion of Kirkland & Ellis, U.S. counsel to Loan Parties, substantially in the form of EXHIBIT G-1; an opinion of Andersen Legal, Australian counsel to the Loan Parties, substantially in the form of EXHIBIT G-2; an opinion of Davies, Ward & Beck, Canadian counsel to the Loan Parties, substantially in the form of EXHIBIT G-3; an opinion of Pollath & Partner, German counsel to the Loan Parties, substantially in the form of EXHIBIT G-4; an opinion of Nauta Dutilh, Netherlands counsel to the Loan Parties, substantially in the form of EXHIBIT G-5; and an opinion of Ashurst Morris Crisp, United Kingdom counsel to the Loan Parties, substantially in the form of EXHIBIT G-6;

          (j) TRUST PREFERRED STOCK DOCUMENTS. A certificate of a Responsible Officer of DASI certifying as of the Closing Date true and complete copies of the forms of Trust Preferred Stock Debenture, Trust Preferred Stock Offering Memorandum, Trust Preferred Stock Preferred Securities and Trust Preferred Stock Indenture.

          (k) PRO FORMA BALANCE SHEET. A pro forma consolidated balance sheet of DASI as of December 31, 1997, adjusted to give effect to the consummation of the Trident Acquisition and the financings contemplated hereby.

          (l) ENVIRONMENTAL REPORT. The Environ environmental report dated October 1997 with respect to certain real property owned or leased by Trident and the Trident Subsidiaries, in form and substance reasonably satisfactory to the Agent.

          (m) TRIDENT ACQUISITION CERTIFICATE. A certificate of a Responsible Officer of Dura in the form of EXHIBIT H.

          (n) JOINDER AGREEMENT. With respect solely to the initial Credit Extensions to any Trident Borrower, a Joinder Agreement of such Trident Borrower.

          (o) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent or any Lender may reasonably request.

     8.2 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Lender to make any Credit Extension (including the initial Credit Extension) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:


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          (a)    NOTICE, APPLICATION.  The Agent (and, if applicable, the
Australian Lender or the Canadian Lender) shall have received a Notice of Group Borrowing (in the case of a Group Borrowing),a Notice of Australian Borrowing (in the case of an Australian Borrowing), or a Notice of Canadian Borrowing (in the case of a Canadian Borrowing) or the Agent and the Swing Line Lender shall have received a Request for Swing Line Loan or the Issuing Lender and the Agent shall have received an L/C Application or L/C Amendment Application, as required under SECTION 3.2 (in the case of any Issuance of a Letter of Credit).

          (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in ARTICLE VI shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

          (c) NO EXISTING DEFAULT. No Event of Default or Unmatured Event of Default shall exist or will result from such Credit Extension.

Each Notice of Group Borrowing, Notice of Australian Borrowing, Notice of Canadian Borrowing, L/C Application, L/C Amendment Application, and Request for Swing Line Loan submitted by a Borrower hereunder shall constitute a representation and warranty by such Borrower hereunder, as of the date of such notice or request and as of the relevant Borrowing Date or Issuance Date, as applicable, that the applicable conditions in this SECTION 8.2 are satisfied.

                                      ARTICLE IX

                            REPRESENTATIONS AND WARRANTIES

     DASI and Dura jointly and severally represent and warrant to the Agent and each Lender (and each other Borrower represents and warrants to the Agent and each Lender as to itself) that:

     9.1  CORPORATE EXISTENCE AND POWER.  Each Loan Party and each of its
Subsidiaries:

          (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business as presently conducted and


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(ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

          (c) is duly qualified and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

          (d)    is in compliance with all Requirements of Law;

except, in each case referred to in CLAUSES (b)(i), (c) and (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     9.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate action, and do not and will not:

          (a)    contravene the terms of such Loan Party's Organization
Documents;

          (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which DASI or any Subsidiary is a party or any material order, injunction, writ or decree of any Governmental Authority to which DASI or any Subsidiary or any property thereof is subject; or

          (c)    violate any material Requirement of Law.

     9.3 GOVERNMENTAL AUTHORIZATION. No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of any Loan Document to which such Loan Party is a party.

     9.4 BINDING EFFECT. Each of this Agreement and each other Loan Document to which any Loan Party is a party constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     9.5 LITIGATION. Except as may exist with respect to matters specifically disclosed in SCHEDULE 9.5, there are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Loan Parties, threatened or


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contemplated, at law, in equity, in arbitration or before any Governmental
Authority, against DASI or any Subsidiary or any of their respective properties which:

          (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

          (b) as to which there exists a reasonable likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect.

     No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     9.6 NO DEFAULT. No Event of Default or Unmatured Event of Default exists or would result from the incurring of any Obligations by any Borrower. As of the Closing Date, neither DASI nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all other such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under SUBSECTION 12.1(e).

     9.7  ERISA COMPLIANCE.

          (a) During the twelve consecutive month period prior to the date of the initial Credit Extension to the Borrowers and prior to the date of any other Credit Extension hereunder, no formal steps have been taken to terminate any material Pension Plan other than in a standard termination under Section 4041(b) of ERISA, and no contribution failure has occurred with respect to any material Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.
No condition exists or event or transaction has occurred with respect to any material Pension Plan which (i) could result in the incurrence by a Borrower or any Subsidiary of any material liability, fine or penalty, other than the liability to make contributions when due in the ordinary course and to pay premiums to the PBGC or any similar applicable foreign entity or individuals or
(ii) could result in the incurrence by an ERISA Affiliate (other than such Borrower and its Subsidiaries) of any material liability, fine or penalty other than conditions, events or transactions which could not reasonably be expected to result in the incurrence by such Borrower or any Subsidiary of any material liability.


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

          (b) Except for liabilities arising under the terms and conditions, as in effect on the date of the initial Credit Extensions to the Borrowers, with respect to each Borrower and its Subsidiaries, of the Plans disclosed in
SCHEDULE 9.7, no Borrower nor any Subsidiary has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan or similar applicable foreign plan, other than (i) liability for continuation coverage described in Part 6 of Title I of ERISA or (ii) a modification of, or addition to, the retiree benefit obligations disclosed at SCHEDULE 9.7 which when taken together with any other addition or modification since the initial Credit Extensions to the Borrowers, with respect to each Borrower and its Subsidiaries, does not materially increase such Borrower's and its Subsidiaries annual cost of providing such benefits.

          (c) All statistics provided to the Agent or any Lender relating to the funded status of the Pension Plans or to post-retirement benefit expenses and liabilities are based on actuarial assumptions that are reasonable individually and in the aggregate.

     9.8 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by SECTION 10.12 and
SECTION 11.7. Neither DASI nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     9.9 TITLE TO PROPERTIES. DASI and its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of DASI and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     9.10 TAXES. DASI and its Subsidiaries have filed all material tax returns and reports required to be filed, and have paid all material taxes, assessments, fees and other governmental charges (other than immaterial amounts thereof) levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against DASI or any Subsidiary that would, if made, have a Material Adverse Effect.


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     9.11 FINANCIAL CONDITION.

          (a) The audited consolidated financial statements of DASI and its Subsidiaries dated December 31, 1997:

                 (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein (subject, in the case of such unaudited statements, to ordinary, good-faith year-end adjustments); and

                 (ii) fairly present in all material respects the financial condition of DASI and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby.

          (b) To the best of DASI's knowledge, the audited consolidated financial statements of Trident and its Subsidiaries dated March 31, 1997, and the unaudited consolidated statements of financial position and income of Trident and its Subsidiaries as of and for the fiscal quarter ended on December 31, 1997:

                 (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein (subject, in the case of such unaudited statements, to ordinary, good-faith year-end adjustments); and

                 (ii) fairly present in all material respects the financial condition of Trident and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby.

          (c)    Since December 31, 1997, there has been no Material Adverse
Effect.

          (d) During the period from December 31, 1997 to the Closing Date, there has been no material adverse change in, or material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of Trident taken as a whole (it being understood that the making of the Trident Acquisition by Dura and its Subsidiaries does not constitute such an effect on Trident).

     9.12 ENVIRONMENTAL MATTERS. Except as disclosed in SCHEDULE 9.12 each Loan Party and all of its respective properties and facilities have complied with all applicable Environmental Laws except in any such case where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


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

     9.13 REGULATED ENTITIES. None of DASI, any Person controlling DASI or any Subsidiary is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     9.14 NO BURDENSOME RESTRICTIONS. Neither DASI nor any Subsidiary is subject to any restriction in any Organization Document or any Requirement of Law which could reasonably be expected to have a Material Adverse Effect.

     9.15 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. DASI or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without any conflict with the rights of any other Person which could, individually or in the aggregate with all other such conflicts, reasonably be expected to have a Material Adverse Effect. To the best knowledge of DASI and its Subsidiaries, no slogan or other advertising device, product, process, method, substance, part or other material now employed by DASI or any Subsidiary infringes upon any rights held by any other Person, which infringement could, individually or in the aggregate with all other such conflicts, reasonably be expected to have a Material Adverse Effect.

     9.16 SUBSIDIARIES. As of the Closing Date, DASI has no Subsidiaries other than those specifically disclosed in PART (a) of SCHEDULE 9.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in PART (B) of SCHEDULE 9.16.

     9.17 INSURANCE. The properties of DASI and each of its Subsidiaries are insured or reinsured with financially sound and reputable insurance companies not Affiliates of DASI, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where DASI or such Subsidiary operates.

     9.18 ACCURACY OF INFORMATION. To the best knowledge of each Loan Party, all factual information heretofore or contemporaneously furnished by or on behalf of a Loan Party in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Schedules hereto) is, and all other such factual information hereafter furnished in connection with this


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

Agreement or any other Loan Document by or on behalf of any Loan Party to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and each Lender, and such information, to the best knowledge of each Loan Party, is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. All projections prepared by or on behalf of any Loan Party contained in any documents or materials furnished to the Agent or any Lender have been prepared in good faith and represent such Loan Party's best estimates as of the date of preparation of reasonably expected future performance, but actual results may differ and such differences may be material.

     9.19 TRIDENT ACQUISITION.

          (a) The Trident Acquisition Documents constitute the purchase agreement for the Trident Acquisition (including all amendments thereto) as in effect on the Closing Date.

          (b) The representations and warranties made by DASI or an Affiliate and, to the best of DASI's and its Affiliates' knowledge, the representations and warranties made by other parties contained in the Trident Acquisition Documents (i) were true and correct in all material respects when made, (ii) are true and correct in all material respects on the date hereof, and
(iii) will be true and correct in all material respects as of the Closing Date (except, in the case of CLAUSES (ii) and (iii), to the extent such representations and warranties relate solely to an earlier date, in which case they were true and correct to all material respects as of such earlier dates).

          (c) Except as set forth in SCHEDULE 9.19, to the best of DASI's and its Affiliates' knowledge, the Trident Acquisition complies in all material respects with all applicable legal requirements, and all necessary governmental, regulatory, shareholder and other consents and approvals required for the consummation of the Trident Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect, except to the extent that failure to obtain such consents and approvals will not have a Material Adverse Effect or materially adversely affect the value of Trident.

          (d) Except as set forth in SCHEDULE 9.19, to the best of DASI's and its Affiliates' knowledge, the execution and delivery by DASI and its Affiliates of the Trident Acquisition Documents, and the consummation by DASI and its Subsidiaries of the Trident Acquisition, will not violate any statute or regulation of the United States, Canada or of any state, province or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body, or result in a breach of, or constitute a default under, any material agreement or indenture, or any order or decree, affecting DASI or any of its Subsidiaries (including any entity which will be a Subsidiary after giving effect to the Trident Acquisition), except to the extent such violations, breaches and defaults will not have a Material Adverse Effect or materially adversely affect the value of Trident.

                                      ARTICLE X

                                AFFIRMATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

     10.1 FINANCIAL STATEMENTS. DASI shall deliver to each Agent and each Lender, in form and detail reasonably satisfactory to each Agent and the Required Lenders, with sufficient copies for each Lender:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of DASI and its Subsidiaries as at the end of such year and the related consolidated statements of income, shareholders' equity and cash flows for such year, setting forth in each case in comparative form to the extent required by GAAP the figures for the previous fiscal year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm selected by DASI ("INDEPENDENT AUDITOR"), which opinion (i) shall state that such consolidated financial statements present fairly the consolidated financial position of DASI and its Subsidiaries for the periods indicated in conformity with GAAP and (ii) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of DASI's or any Subsidiary's records and shall be delivered to the Agent;

          (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated statements of financial position of DASI and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good-faith year-end adjustments), the financial position and the results of operations of DASI and the Subsidiaries;

          (c) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of Trident and its Subsidiaries as at the end of such year and the related consolidated statements of income, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year to the extent required by GAAP, and accompanied by the opinion of the Independent Auditor, which opinion (i) shall state that such consolidated financial statements present fairly the consolidated financial position of Trident and its Subsidiaries for the periods indicated in conformity with GAAP and (ii) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of Trident's or any Subsidiary's records and shall be delivered to the Agent; and

          (d) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated statements of financial position of Trident and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good-faith year-end adjustments), the financial position and the results of operations of Trident and the Trident Subsidiaries.

     10.2 CERTIFICATES; OTHER INFORMATION. DASI shall furnish to each Agent and each Lender:

          (a) concurrently with the delivery of the financial statements referred to in SUBSECTION 10.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default or Unmatured Event of Default, except as specified in such certificate (it being understood that such certificate may be limited to accounting matters and disclaim responsibility for legal interpretations);

          (b) concurrently with the delivery of the financial statements referred to in SUBSECTIONS 10.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

          (c) promptly, copies of all financial statements and reports that DASI sends to its shareholders, and copies of all financial statements and regular, periodical or special reports


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(including Forms 20-F and 6-K) that DASI or any Subsidiary may make to, or file with, the SEC;

          (d) promptly when available and in any event within thirty (30) Business Days after the last day of each fiscal year of DASI, a budget for the next three succeeding fiscal years, which budget shall be prepared on a fiscal quarter by fiscal quarter basis for the next succeeding fiscal year and on an annual basis for the next two succeeding fiscal years in a manner and form permitting easy comparison to financial statements delivered pursuant to SECTION 10.1(a), and shall contain a projected, consolidated balance sheet and statement of cash flow and consolidated and consolidating statement of earnings of DASI and its Subsidiaries for such succeeding fiscal years, prepared in reasonable detail by a Responsible Officer of DASI; and

          (e) promptly, such additional information regarding the business, financial or corporate affairs of DASI or any Subsidiary as the Agent or any Lender may from time to time request.

     10.3 NOTICES. Promptly upon a Responsible Officer learning thereof, DASI shall notify the Agent and each Lender:

          (a) of the occurrence of any Event of Default or Unmatured Event of Default;

          (b) of any of the following matters that has resulted or could reasonably be expected to result in a Material Adverse Effect: (i) any breach or non-performance of, or any default under, a Contractual Obligation of DASI or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between DASI or any Subsidiary and any Governmental Authority; or
(iii) the commencement of, or any material development in, any litigation or proceeding affecting DASI or any Subsidiary, including pursuant to any applicable Environmental Laws;

          (c) of the occurrence of any of the following events if such event has resulted or could reasonably be expected to result in any liability to DASI or any ERISA Affiliate which is material to DASI and its Subsidiaries taken as a whole or in a Lien under Section 302(f) of ERISA (but in no event more than ten days after such event), and deliver to each Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to DASI or any ERISA Affiliate with respect to such event:

                 (i) an ERISA Event;


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

                 (ii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by DASI or any ERISA Affiliate; or

                 (iii) the adoption of any amendment to a Plan subject to
     Section 412 of the Code.

     Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action DASI or any affected Subsidiary proposes to take with respect thereto. Each notice under SUBSECTION 10.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

     10.4 PRESERVATION OF CORPORATE EXISTENCE, ETC. DASI shall, and shall cause each Subsidiary to:

          (a) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of organization;

          (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by SECTION 11.3 and sales of assets permitted by
SECTION 11.2;

          (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) preserve or renew all of its registered patents, registered trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     10.5 MAINTENANCE OF PROPERTY. DASI shall, and shall cause each Subsidiary to, maintain and preserve all its material property which is used or useful in its business in accordance with the standard of care typical in the industry in the operation and maintenance of its facilities.

     10.6 INSURANCE. DASI shall, and shall cause each Subsidiary to, maintain, with financially sound and reputable independent insurers, insurance or reinsurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

     10.7 PAYMENT OF OBLIGATIONS. DASI shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable all of its obligations and liabilities, including:

          (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; and

          (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property;

unless, in each case, the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by DASI or such Subsidiary with respect thereto.

     10.8 COMPLIANCE WITH LAWS. DASI shall, and shall cause each Subsidiary to, comply in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including in respect of pension plans and the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist or such noncompliance which in the aggregate could not be reasonably expected to result in a Material Adverse Effect.

     10.9 COMPLIANCE WITH ERISA. DASI shall, and shall cause each of its ERISA Affiliates to: (a) maintain each material Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each material Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any material Plan subject to Section 412 of the Code.

     10.10 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. DASI shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct entries in order to permit the preparation of DASI's consolidated financial statements in conformity with GAAP shall be made of all financial transactions and matters involving the assets and business of DASI and such Subsidiary. DASI shall, and shall cause each Subsidiary to, permit representatives and independent contractors of any Agent or any Lender to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably


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

desired, upon reasonable advance notice to DASI; PROVIDED, HOWEVER, when an Event of Default exists the Agent or any Lender may do any of the foregoing at any time during normal business hours and without advance notice.

     10.11 ENVIRONMENTAL LAWS. DASI shall, and shall cause each Subsidiary to, conduct its operations in material compliance with all Environmental Laws, except for such noncompliance which in the aggregate could not be reasonably expected to result in a Material Adverse Effect.

     10.12 USE OF PROCEEDS. DASI shall use the proceeds of the Loans to fund in part the Trident Acquisition, to refinance Debt to be Repaid, to provide working capital for DASI and its Subsidiaries and for other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

     10.13 FURTHER ASSURANCES. DASI shall, and shall cause each applicable Subsidiary to, take such actions as are reasonably necessary, or as the Agent, or any Lender may reasonably request from time to time, to ensure that (a) the Obligations are unconditionally guaranteed by each Guarantor, and (b) the Obligations are secured by first priority perfected Liens in favor of the Agent, for the benefit of the Agent and the Lenders, on all Collateral, subject only to Permitted Liens.

     10.14 SECURITY.

          (a) Each Borrower hereby agrees that it will, and will cause each Material Subsidiary to, take such actions, to the extent permitted by applicable law, as the Agent or the Required Lenders may from time to time reasonably request to establish and maintain first-priority, perfected security interests in and Liens on all of their real and personal property as collateral (subject to other Permitted Liens) pursuant to the applicable Collateral Documents and to execute and deliver to the Agent a Guaranty, in each case reasonably satisfactory to the Agent and the Required Lenders to secure and support the Obligations, except to the extent otherwise expressly provided herein or in any Collateral Document; PROVIDED that the Guaranties and the Collateral of Trident and any Trident Subsidiary shall support and secure only Trident Obligations and PROVIDED, FURTHER, that the granting of such Guaranty and/or Collateral by any such Subsidiary does not create any material increased income tax liability on the part of DASI and its Subsidiaries.

     (b) Each Borrower agrees to cause each Person that becomes a Material Subsidiary after the Closing Date to promptly execute and deliver to the Agent a Guaranty, and grant to the Agent, for the benefit of the Agent and the Lenders, such security interests and Liens as are required under SECTION 10.14(a). To the extent


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

a Material Subsidiary is required to provide a Guaranty or Collateral under this
SECTION 10.14, each Borrower further agrees that it will, or will cause the applicable Subsidiary owning each Person that becomes a Material Subsidiary after the Closing Date to, pledge pursuant to a Pledge Agreement or other appropriate Collateral Document reasonably satisfactory to the Agent and the Lenders executed by a Borrower or such applicable Subsidiary, as the case may be, 100% of the shares of capital stock or other ownership interests of such Person (65% of such shares of such Person if such Person is a corporate Subsidiary which is not incorporated in the United States) owned by such Borrower or such applicable Subsidiary, as the case may be.

     10.15 INTEREST RATE PROTECTION. If the Dura Interim Term Loans are not prepaid on or before December 31, 1998, then, on or before December 31, 1998, Dura shall cause the interest rate on not less than 33% of the aggregate Dollar Equivalent principal amount of the then-outstanding Indebtedness for borrowed money of Dura and its Subsidiaries (including the Obligations) to be fixed for a period of three years from December 31, 1998, either through the issuance of fixed rate Indebtedness or by obtaining interest rate protection having terms and with counterparties reasonably satisfactory to the Required Lenders.

                                      ARTICLE XI

                                  NEGATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

     11.1 LIMITATION ON LIENS. DASI shall not, and shall not permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("PERMITTED LIENS"):

          (a) any Lien existing on property of DASI or any Subsidiary (including Trident) on the Closing Date and set forth in SCHEDULE 11.1 securing Indebtedness outstanding on such date or a refinancing of such Indebtedness;

          (b)  any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or being diligently contested in good faith by appropriate proceedings and for which


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

adequate reserves in accordance with GAAP shall have been set aside on its books;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of DASI or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds, and (iii) other non-delinquent obligations of a like nature;

          (g) Liens consisting of judgment or judicial attachment liens (including prejudgment attachment), provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for DASI and its Subsidiaries do not exceed a Dollar Equivalent amount of U.S.$5,000,000;

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, individually or in the aggregate, do not materially interfere with the ordinary conduct of the businesses of DASI and its Subsidiaries;

          (i) purchase money security interests on any property acquired or held by DASI or any Subsidiary securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property or any refinancing of such Indebtedness; PROVIDED that (i) any such Lien attaches to such property concurrently with or within 90 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests, together with all Indebtedness arising under capital leases permitted solely by SUBSECTION (j) below, shall not at any time exceed a Dollar Equivalent amount of U.S.$20,000,000;


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

          (j) Liens securing obligations in respect of capital leases on assets subject to such leases, PROVIDED that the aggregate amount of all Indebtedness arising under capital leases permitted solely by this SUBSECTION (j), plus the aggregate amount of all Indebtedness secured by purchase money security interests permitted solely by SUBSECTION (i) above, shall not at any time exceed a Dollar Equivalent amount of U.S. $20,000,000;

          (k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; PROVIDED that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by DASI or any Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by DASI or any Subsidiary to provide collateral to the depository institution;

          (l) Liens existing on any asset prior to the date of acquisition thereof by any Subsidiary and not created in contemplation of such acquisition;

          (m) Liens existing on any asset of any Person at the time such Person becomes a Subsidiary or is merged or consolidated with or into a Subsidiary and, in each case, not created in contemplation of such event; and

          (n) Liens (excluding Liens on inventory and accounts receivable) not otherwise permitted hereunder securing obligations not at any time exceeding in the aggregate a Dollar Equivalent amount of U.S.$10,000,000.

     11.2 DISPOSITION OF ASSETS. DASI shall not, and shall not permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including (i) accounts and notes receivable, with or without recourse, and (ii) the stock of any Subsidiary (except as permitted by SECTION 11.3), but excluding marketable securities) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of inventory and of used, obsolete, worn-out or surplus assets, equipment, and the licensing of technology or intellectual property rights, all in the ordinary course of business;

          (b) the sale of assets to the extent that such assets are exchanged for credit against the purchase price of productive assets, or the proceeds of such sale are reasonably promptly applied to the purchase price of productive assets;


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

          (c) sales and dispositions by a Loan Party or a Subsidiary to another Loan Party or Subsidiary for fair market value;

          (d) sales and dispositions described in clause (ii) of the definition of "Excepted Asset Sales" in SECTION 1.1; and

          (e) dispositions of property (other than accounts and notes receivable) not otherwise permitted hereunder which are made for fair market value; PROVIDED that at the time of any such disposition, (i) no Event of Default or Unmatured Event of Default shall exist or shall result therefrom and
(ii) the aggregate value of all property so disposed of by DASI and its Subsidiaries after the Closing Date shall not exceed 10% of consolidated total assets of DASI and its Subsidiaries after giving effect to such proposed disposition.

     11.3 CONSOLIDATIONS AND MERGERS. DASI shall not, and shall not permit any Subsidiary to, merge, amalgamate, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any Non-Trident Subsidiary may merge with Dura (provided that Dura shall be the surviving corporation) or with any one or more Non-Trident Subsidiaries (provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the surviving corporation);

          (b) any Trident Subsidiary may merge with Trident(provided that Trident shall be the surviving corporation) or with any one or more Trident Subsidiaries (provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the surviving corporation);

          (c) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to Dura or another Wholly-Owned Non-Trident Subsidiary or, if the Trident Subordinated Debt has been repaid in full, to any Wholly-Owned Subsidiary;

          (d) any Trident Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to Trident or another Wholly-Owned Trident Subsidiary; and


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

          (e) any merger, amalgamation or consolidation in connection with a disposition permitted by SECTION 11.2 or an Acquisition permitted by SECTION 11.4.

     11.4 LOANS AND INVESTMENTS. DASI shall not, and shall not permit any Subsidiary to, purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest, or obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person (including any Affiliate of Dura) (any of the foregoing, an "INVESTMENT"), except for:

          (a)  investments in Cash Equivalent Investments;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) Investments by DASI or any Non-Trident Subsidiary in Dura or in any Wholly-Owned Non-Trident Subsidiary;

          (d) Investments by Trident or any Trident Subsidiary in Trident or in any Wholly-Owned Trident Subsidiary;

          (e) if the Trident Subordinated Debt is no longer outstanding, Investments by DASI or any Subsidiary in Dura or in any Wholly-Owned Subsidiary;

          (f) Investments by Dura or any Subsidiary in tooling so long as the amount by which such Investments exceed the amount of the contractual obligations to reimburse Dura or such Subsidiary for such tooling is not greater than U.S.$10,000,000 at any time;

          (g) Investments in Joint Ventures and minority interests; PROVIDED that the aggregate amount of any such Investment, plus the aggregate value of all such Investments (excluding Investments which constitute part of the Trident Acquisition) made by DASI or any Subsidiary after the date hereof paid after the date hereof or outstanding as of the date of such Investment, shall not exceed 10% of the consolidated net worth of DASI;

          (h) Investments made in order to consummate Acquisitions; PROVIDED that (i) no Event of Default or Unmatured Event of Default exists or will result therefrom (including any such event under SECTION 11.15),and (ii) the board of directors or equivalent governing body of the acquiree or the parent of the


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

acquiree shall have given its written consent to or approval of such Acquisition;

          (i) pledges or deposits required in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security legislation;

          (j) Investments existing on the Closing Date and listed on SCHEDULE 11.4(j);

          (k) purchases of Trident Subordinated Debt, PROVIDED that such purchases are made (A) pursuant to the notice of change in control offer dated on or about May 4, 1998 under the Trident Subordinated Debt Indenture, or (B) otherwise only if the Dura Interim Term Loans have been repaid in full and after giving effect to such purchase, the Debt to EBITDA Ratio is less than 3.50 to 1; and

          (l) other advances, loans or extensions of credit (excluding advances, loans or extensions of credit of the types described in SUBSECTION 11.4(g)) in the ordinary course of business by DASI or any Subsidiary not at any time exceeding in the aggregate a Dollar Equivalent amount of 5% of the consolidated net worth of DASI.

     11.5 LIMITATION ON INDEBTEDNESS. DASI shall not, and shall not permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a)  Indebtedness incurred pursuant to this Agreement;

          (b) Indebtedness consisting of Contingent Obligations permitted pursuant to SECTION 11.8;

          (c) Indebtedness existing on the Closing Date which is Debt to be Repaid or is set forth in SCHEDULE 11.5;

          (d) Indebtedness of Subsidiaries incurred in connection with capital leases to the extent permitted by SUBSECTION 11.1(j);

          (e) unsecured Indebtedness of Subsidiaries to DASI and, to the extent the credit extension creating such Indebtedness is permitted by SUBSECTION 11.4(c), (d) OR (e), of any Subsidiary to any other Subsidiary;

          (f) Subordinated Indebtedness of DASI or Dura; PROVIDED THAT the proceeds of any such Indebtedness are applied in accordance with SECTION 2.10;


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

          (g) Indebtedness of Trident owing to Dura, the proceeds of which are used to purchase Trident Subordinated Debt to the extent permitted under SUBSECTION 11.4(k);

          (h)  Trident Subordinated Debt;

          (i) other Indebtedness of any Subsidiary which is not provided by DASI or any other Subsidiary; PROVIDED that (i) the outstanding principal amount of all Indebtedness permitted solely by this SUBSECTION (i), together with all Indebtedness of Subsidiaries which is permitted solely by SUBSECTION (c) above, shall not at any time exceed a Dollar Equivalent amount of U.S.$20,000,000; and

          (j)  Trust Preferred Stock Debentures.

     11.6 TRANSACTIONS WITH AFFILIATES. DASI shall not, and shall not permit any Subsidiary to, enter into any transaction with any Affiliate of DASI (other than DASI or a Subsidiary), except upon fair and reasonable terms no less favorable to DASI or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of DASI or such Subsidiary.

     11.7 USE OF PROCEEDS. DASI shall not, and shall not permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of DASI or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

     11.8 CONTINGENT OBLIGATIONS. DASI shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b) Swap Contracts entered into in the ordinary course of business as bona fide hedging transactions (including any Swap Contract entered into pursuant to SECTION 10.15);

          (c) Contingent Obligations of DASI and its Subsidiaries (including Trident) existing as of the Closing Date and listed in SCHEDULE 11.8;

          (d) Contingent Obligations arising under (i) Surety Instruments arising in the ordinary course of business of DASI or


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

the applicable Subsidiary or (ii) any guaranty of the performance of contractual obligations (other than obligations to pay money) of other Persons so long as such guaranty arises in connection with a project in which DASI or the applicable Subsidiary is otherwise involved in the ordinary course of business;

          (e) Guaranty Obligations of DASI or any Non-Trident Subsidiary in respect of the obligations of Dura or any Wholly-Owned Non-Trident Subsidiary;

          (f) Guaranty Obligations of Trident or any Trident Subsidiary in respect of the obligations of Trident or any Wholly-Owned Trident Subsidiary;

          (g) if the Trident Subordinated Debt is no longer outstanding, Guaranty Obligations of DASI or any Subsidiary in respect of the obligations of Dura or any Wholly-Owned Subsidiary;

          (h) Guaranty Obligations in respect of the Indebtedness or other liabilities of Joint Ventures or Persons in which DASI or any Subsidiary has a minority interest, PROVIDED that the aggregate amount of all such Guaranty Obligations at any time outstanding, plus the aggregate amount of all Guaranty Obligations permitted solely by this SUBSECTION (h) which are paid after the date hereof made after the date hereof which are permitted solely by SUBSECTION 11.4(g), shall not exceed U.S.$5,000,000;

          (i)  the Guaranties; and

          (j) customary indemnification obligations incurred in connection with Acquisitions.

     11.9 RESTRICTIONS ON SUBSIDIARIES. DASI shall not permit any Subsidiary to enter into any agreement or instrument (except the Trident Subordinated Debt Indenture) which by its terms restricts the ability of such Subsidiary (i) to declare or pay dividends or make similar distributions, (ii) to repay principal of, or pay any interest on, any indebtedness owed to Dura or any other Subsidiary, (iii) to make payments of royalties, licensing fees and similar amounts to Dura or any other Subsidiary or (iv) to make loans or advances to Dura or any other Subsidiary.

     11.10 FIXED CHARGE COVERAGE RATIO. DASI shall not permit, as of the last day of the following fiscal quarters, the ratio of (a) the sum of Consolidated Net Income before Interest Expense (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures), income tax expense, amortization expense and operating lease expense (excluding any non-cash extraordinary charges) for the Computation Period ending on such day, to (b)


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the sum of Interest Expense (including, to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures) and operating lease expense of DASI and its Subsidiaries for such Computation Period, to be less than the following ratios:


          Fiscal Quarter Ending              Ratio
          ---------------------              -----

          June 30, 1998                      2.0:1
          September 30, 1998                 2.0:1
          December 31, 1998                  2.0:1
          March 31, 1999                     2.0:1

          June 30, 1999                      2.25:1
          September 30, 1999                 2.25:1
          December 31, 1999                  2.25:1
          March 31, 2000                     2.25:1
          June 30, 2000                      2.25:1
          September 30, 2000                 2.25:1
          December 31, 2000                  2.25:1

          Any fiscal quarter ending
          after December 31, 2000            2.50:1


     11.11 NET WORTH. DASI shall not permit the sum of its consolidated stockholders equity (including the Trust Preferred Stock or, if issued, the Trust Preferred Stock Debentures of DASI) as of the last day of any fiscal quarter to be less than the sum of (i) U.S. $135,000,000, plus (ii) 50% of cumulative Consolidated Net Income from the Closing Date to such day plus (iii) 75% of the Net Cash Proceeds of equity securities of DASI issued on or after the Closing Date.

     11.12 DEBT TO EBITDA RATIO. DASI shall not permit the Debt to EBITDA Ratio as of the last day of any of the following fiscal quarters to exceed the following ratios:


          Fiscal Quarter Ending         Ratio
          ---------------------         -----

          Any fiscal quarter ending
          after the Closing Date and
          on or before March 31, 1999   4.5:1

          June 30, 1999                 4.0:1
          September 30, 1999            4.0:1
          December 31, 1999             4.0:1

          March 31, 2000                4.0:1
          June 30, 2000                 4.0:1

          Any fiscal quarter
          ending on or after


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

          September 30, 2000            3.5:1


     11.13 RESTRICTED PAYMENTS. Dura shall not (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, (ii) purchase, redeem or otherwise acquire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any shares of Dura's capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or (iii) make, or permit any Subsidiary to make, any payment of principal of or interest on, or acquire, redeem or otherwise retire, or make any other distribution in respect of, any of the Trust Preferred Stock Debentures or the Trust Preferred Stock Preferred Securities or Subordinated Indebtedness, except that:

          (a) Dura may declare and make dividend payments or other distributions payable solely in its common stock, and the Trust Preferred Stock Trust may make a distribution of DASI's common stock pursuant to the terms of the Trust Preferred Stock Preferred Securities or the Trust Preferred Stock Debentures;

          (b) Dura may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

          (c) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, Dura may make dividends to MC so that MC may make dividends to DASI so that DASI may make scheduled (as of the date of this Agreement) payments on and required under the Trust Preferred Stock Debentures and permit the Trust Preferred Stock Trust to make corresponding distributions on the Trust Preferred Stock Preferred Securities; and

          (d) Dura may make dividends to MC so that MC may make dividends to DASI so that DASI may purchase or otherwise acquire shares of its common stock in connection with its employee stock purchase or bonus plans in the ordinary course of business and in a manner consistent with its past practice;

          (e) so long as such payment is not blocked under the subordination provisions of the Trident Subordinated Debt Indenture, Trident and the Trident Subsidiaries may make payments on and required under the Trident Subordinated Debt Indenture; and

          (f) Dura may (i) pay dividends to or on behalf of MC or DASI under a tax sharing arrangement reasonably acceptable to the Agent so long as such tax sharing arrangement is based on the


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

method prescribed in Treas. Reg. Section 1.1502-33(d)(2)(ii) and on the method prescribed in Treas. Reg. Section 1.1552-1(a)(2) (and using 100% as the percentage described in Treas. Reg. Section 1.1502-33(d)(2)(ii) (b)), (ii) pay dividends to or on behalf of MC in the amount of MC's and DASI's franchise taxes and audit fees incurred in the ordinary course of MC's and DASI's business,
(iii) pay to MC and DASI amounts necessary to pay ordinary operating expenses incurred by MC or DASI and (iv) pay dividends to or on behalf of MC or DASI to repurchase the capital stock of DASI owned by members of management whose employment has been terminated so long as the aggregate amount of such repurchases in any Fiscal Year does not exceed $1,000,000 and no Event of Default then exists or would be caused thereby.

     11.14 ERISA. DASI shall not, and shall not permit any of its ERISA Affiliates to, engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     11.15 CHANGE IN BUSINESS. DASI shall not, and shall not permit any Subsidiary to, engage in any business activity, except those currently conducted by DASI and the Subsidiaries (including Trident and the Trident Subsidiaries) and such other activities that are reasonably related thereto or extensions thereof.

     11.16 ACCOUNTING CHANGES. DASI shall not make any significant change in accounting principles or reporting practices, except as required by GAAP, or change its fiscal year.

     11.17 AMENDMENTS TO OTHER DOCUMENTS. DASI shall not permit any material amendment, waiver, consent, supplement or other modification with respect to any Trident Acquisition Document or the Trident Subordinated Debt Indenture, without the prior written consent of the Required Lenders (which shall not be unreasonably withheld).

     11.18 TRUST PREFERRED STOCK TRANSACTION. DASI shall not permit any amendment to or modification of the Trust Preferred Stock Debentures, the Trust Preferred Stock Preferred Securities or the Trust Preferred Stock Indenture, which is adverse to the interests of the Lenders.

                                     ARTICLE XII

                                  EVENTS OF DEFAULT

     12.1 EVENT OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT":

          (a) NON-PAYMENT. Any Loan Party fails to pay, (i) when and as required to be paid herein, any principal of any Loan


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

or of any L/C Obligation or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document.

          (b) REPRESENTATION OR WARRANTY. Any representation or warranty by any Loan Party made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by any Loan Party, any Subsidiary or any Responsible Officer furnished at any time under this Agreement or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

          (c) SPECIFIC DEFAULTS. Any Loan Party fails to perform or observe any term, covenant or agreement contained in SECTION 10.3(a) or in ARTICLE XI, and (except in the case of any failure under SECTION 10.3(a)) such failure shall continue unremedied for a period of 10 Business Days after the earlier of (i) the date upon which a Responsible Officer knew of such failure or (ii) the date upon which written notice thereof is given to Dura by any Agent or any Lender.

          (d) OTHER DEFAULTS. Any Loan Party fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew of such failure or
(ii) the date upon which written notice thereof is given to Dura by any Agent or any Lender.

          (e) CROSS-DEFAULT. (i) Any Loan Party or any Subsidiary fails to make any payment in respect of any Indebtedness (other than Indebtedness of Dura to any Subsidiary or of any Subsidiary to any other Subsidiary) or Contingent Obligation having an aggregate principal Dollar Equivalent amount of more than U.S. $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (ii) any Loan Party or any Subsidiary fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness or Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded, PROVIDED that the aggregate amount of all such Indebtedness or Contingent Obligations so affected and cash collateral so required shall be in a Dollar Equivalent amount of U.S.$5,000,000 or more.


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

          (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. Any Loan Party or any Material Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due;
(ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

          (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against Loan Party or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process is issued, enforced or levied against a substantial part of any Loan Party's or any Material Subsidiary's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; (ii) any Loan Party or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Loan Party or any Material Subsidiary acquiesces in the appointment of a receiver, receiver and manager, administrative receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business.

          (h)  ERISA.    Any of the following events shall occur with respect to
any Pension Plan

               (i) the institution of any steps by a Borrower, any ERISA Affiliate or any other Person to terminate or withdraw from a Pension Plan or similar foreign plan if, as a result of such termination or withdrawal, a Borrower or any of its Subsidiaries would be required to make a contribution to such Pension Plan, or would be liable to such Pension Plan or similar foreign plan, in excess of $1,000,000; or

               (ii) a contribution failure occurs with respect to any Pension Plan or similar foreign plan sufficient to give rise to a Lien under Section 302(f) of ERISA, or any other Lien, and such failure continues for a period of 30 days (provided, that such contribution failure shall immediately constitute an Event of Default as soon as such Lien arises).

          (i) MONETARY JUDGMENTS. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against any Loan Party or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of


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

transactions, incidents or conditions, of a Dollar Equivalent amount of U.S.$5,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof.

          (j) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree is entered against DASI or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          (k) GUARANTIES; COLLATERAL DOCUMENTS. Any Guaranty or Collateral Document ceases to be in full force and effect (other than in accordance with its terms or as permitted hereunder) or any Loan Party repudiates, or attempts to repudiate, any of its obligations under any Guaranty or Collateral Document which are material, or the grant of a Lien under any Collateral Document ceases to be a first, perfected Lien on any of the collateral thereunder (subject only to Permitted Liens), or any Loan Party fails to comply with or to perform any material obligation or agreement under any Guaranty or Collateral Document within ten days after request by the Agent or any Lender.

          (l) DURA INTERIM TERM LOANS. Any Dura Interim Term Loan is repaid with funds other than proceeds of an issuance by Dura or DASI of equity securities or Subordinated Indebtedness.

          (m)  CHANGE IN CONTROL.  Any Change in Control occurs.

     12.2 REMEDIES. If any Event of Default occurs, the Agent shall, at the request, or may, with the consent, of the Required Lenders,

          (a) declare the Commitments, the obligation of the Australian Lender to make Australian Loans, the obligation of the Canadian Lender to make Canadian Loans, the obligation of the Issuing Lender to Issue Letters of Credit and the obligation of the Swing Line Lender to make Swing Line Loans to be terminated, whereupon such commitments and obligations shall be terminated;

          (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other


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

Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and

          (c) exercise on behalf of the Agent and the Lenders all rights and remedies available to the Agent and the Lenders under the Loan Documents or applicable law;

PROVIDED, HOWEVER, that upon the occurrence of any event specified in SUBSECTION
(f) or (g) of SECTION 12.1, the obligation of each Lender to make Loans and any obligation of the Issuing Lender to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of any Agent, the Issuing Lender or any other Lender.

     12.3 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                     ARTICLE XIII

                                      THE AGENT

     13.1 APPOINTMENT AND AUTHORIZATION. (a) Each Lender hereby irrevocably (subject to SECTION 13.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Lenders to act for the Issuing Lender with respect thereto; PROVIDED, HOWEVER, that the Issuing Lender shall have all of the benefits and immunities (i) provided to the Agent in this ARTICLE XIII with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this ARTICLE XIII, included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

          (c) The Swing Line Lender shall have all of the benefits and immunities (i) provided to the Agent in this ARTICLE XIII with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Agent", as used in this ARTICLE XIII, included the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Lender.

     13.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     13.3 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by DASI or any Subsidiary or Affiliate of DASI, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of DASI or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of


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

any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of DASI or any of DASI's Subsidiaries or Affiliates.

     13.4 RELIANCE BY AGENT.

          (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to DASI), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in SECTION 8.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     13.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If the Agent receives such a notice, the Agent will notify the Lenders of its receipt thereof. The Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with ARTICLE XII; PROVIDED,


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

HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

     13.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereafter taken, including any review of the affairs of DASI and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of DASI and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

     13.7 INDEMNIFICATION OF AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata (determined on the same basis used in determining Required Lenders), from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of the Indemnified Liabilities to the extent resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share (determined on the same basis used in determining Required Lenders) of any costs or out-of-pocket


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

expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertakings in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     13.8 AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates (including BA Australia Limited and BACAN) may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with DASI and its Subsidiaries and Affiliates as though, in the case of BofA, BofA were not the Agent, the Swing Line Lender and the Issuing Lender, BA Australia Limited were not the Australian Lender and BACAN were not the Canadian Lender, in each case without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding DASI or its Affiliates (including information that may be subject to confidentiality obligations in favor of DASI or such Subsidiary) and acknowledge that BofA and its Affiliates shall be under no obligation to provide such information to them. With respect to its Loans, BofA (and any of its respective Affiliates which may become a Lender) shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, the Issuing Lender or the Swing Line Lender, BA Australia Limited were not the Australian Lender and BACAN were not the Canadian Lender.

     13.9 SUCCESSOR AGENT. The Agent may, and at the request of the Required Lenders shall, resign as the Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent, which successor agent shall, so long as no Event of Default exists, be subject to the approval of Dura (which approval shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and Dura, a successor Agent, as applicable, from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the applicable retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's


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

resignation hereunder as Agent, the provisions of this ARTICLE XIII and SECTIONS
14.4 and 14.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement. If no successor agent has accepted appointment as the Agent by the date which is 30 days following a retiring Agent's notice of resignation, such retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Required Lenders unless BofA or any Affiliate of BofA (including BA Australia Limited and BACAN) shall also simultaneously be replaced as "Australian Lender", "Canadian Lender" and as "Issuing Lender" and as "Swing Line Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA and, if applicable, such Affiliates.

     13.10 WITHHOLDING TAX.

          (a) If any Lender, other than the Australian Lender and the Canadian Lender, claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 pursuant to SUBSECTION 7.1(f) and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of any Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of such Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid, and such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (b) If any Lender, other than the Australian Lender and the Canadian Lender, claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent pursuant to SUBSECTION 7.1(f) sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of either Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by SUBSECTION 7.1(f) are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not


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

providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (d) If the IRS or Revenue Canada or any other Governmental Authority of the United States, Australia, Canada or any other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations.

     13.11     COLLATERAL MATTERS.

          (a) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Collateral granted pursuant to the Loan Documents.

          (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which a Loan Party owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in SECTION 14.1(e). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this SECTION 13.11(b).


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          (c) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Borrowers or any other Loan Party) that any Borrower's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Borrower or any of its Subsidiaries other than the real property described in the Mortgages.

     13.12 CO-AGENTS. No Lender identified on the facing page or the signature pages of this Agreement as a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified as a "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                     ARTICLE XIV

                                    MISCELLANEOUS

     14.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the applicable Loan Parties and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and acknowledged by the Agent, do any of the following:

          (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to SECTION 12.2);

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document (it being understood and agreed, however, that any modification of the application of prepayments required pursuant to SECTION 2.10 or 2.11 (or any other similar provision of any Loan Document) or a vote to rescind any acceleration made pursuant to SECTION 12.2 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);


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          (c)  reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to CLAUSE (VI) below) any fees or other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

          (e) amend or release any Collateral or the Guaranties with an aggregate fair market value in excess of $5,000,000 in any one transaction or series of related transactions (other than with respect to releases of collateral in connection with dispositions permitted pursuant to SECTION 11.2 for which no consent is required), or permit any disposition of assets having a value in excess of the amount of asset dispositions permitted pursuant to
SECTION 11.2 in any one transaction or series of related transactions; or

          (f) amend this Section, or SECTION 2.15, or any provision herein providing for consent or other action by all Lenders;

and PROVIDED, FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Issuing Lender under this Agreement or any L/C-Related Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement, or any other Loan Documents, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document,(iv) no amendment, waiver or consent shall, unless in writing and signed by the Australian Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Australian Lender under this Agreement or any other Loan Document, (v) no amendment, waiver or consent shall, unless in writing and signed by the Canadian Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Canadian Lender under this Agreement or any other Loan Document, and (vi) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.


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     14.2 NOTICES.

          (a) All notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by any Borrower to the Agent by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on SCHEDULE 14.2) and mailed, faxed or delivered to the applicable party at the address or facsimile number specified for notices on SCHEDULE 14.2; or, as directed to any Borrower or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to Dura and the Agent.

          (b)  All such notices, requests and communications shall be effective,
(i) if transmitted by overnight delivery or faxed, when delivered or transmitted in legible form by facsimile machine, respectively, (ii) if mailed, upon the third Business Day after the date deposited into the U.S. mail, or (iii) if delivered, upon delivery; except that notices pursuant to ARTICLE II, III, IV, V, VI or XIII to the Agent shall not be effective until actually received by the Agent, and notices pursuant to ARTICLE VI to the Issuing Lender shall not be effective until actually received by the Issuing Lender.

          (c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the applicable Borrower to give such notice, and the Agent and the Lenders shall not have any liability to such Borrower or any other Person on account of any action taken or not taken by the Agent or any Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent or any Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent or any Lender of a confirmation which is at variance with the terms understood by the Agent or such Lender to be contained in the telephonic or facsimile notice.

          (d) All notices sent to the Australian Lender, the Canadian Lender or the Swing Line Lender also shall be sent simultaneously to the Agent.

     14.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder,


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shall operate as a waiver thereof;  nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     14.4 COSTS AND EXPENSES.  Dura shall:

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Arranger, BofA (in its capacity as Agent, Issuing Lender and Swing Line Lender), BA Australia Limited (in its capacity as Australian Lender), BACAN (in its capacity as Canadian Lender) within five Business Days after demand (subject to SUBSECTION 8.1(g)) for all reasonable costs and expenses incurred by the Arranger, BofA (in its capacity as Agent, Issuing Lender and Swing Line Lender), BA Australia Limited (in its capacity as Australian Lender) and BACAN (in its capacity as Canadian Lender) in connection with the development, preparation, syndication, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Arrangers, BofA (in its capacity as Agent, Issuing Lender and Swing Line Lender), BA Australia Limited (in its capacity as Australian Lender) and BACAN (in its capacity as Canadian Lender) with respect thereto;

          (b) pay or reimburse the Agent, the Arranger and each Lender within five Business Days after demand (subject to SUBSECTION 8.1(g)) for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement or preservation of any right or remedy under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

          (c) pay, and save the Agent, the Arranger and each Lender harmless from all liability for, any stamp or other taxes (including financial institutions duly and debits tax on credits and debits to bank and other accounts in Australia) which may be payable in connection with the execution and delivery of this Agreement or any other Loan Document, the borrowings hereunder or any payments made to or from any account in Australia pursuant hereto.


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     14.5 BORROWER INDEMNIFICATION.

          (a) Whether or not the transactions contemplated hereby are consummated, DASI and the Dura Borrowers shall indemnify, defend and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs but excluding taxes on the overall net income (including franchise taxes based on net income) of such Indemnified Person) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED that no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

          (b) Whether or not the transactions contemplated hereby are consummated, the Trident Borrowers shall indemnify, defend and hold the Indemnified Persons harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs but excluding taxes on the overall net income (including franchise taxes based on net income) of such Indemnified Person) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in


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connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto, but in each case only if and to the extent related to a Trident Borrower or Trident Obligations (all the foregoing, collectively, the "TRIDENT INDEMNIFIED LIABILITIES"); PROVIDED that no Trident Borrower shall have any obligation hereunder to any Indemnified Person with respect to Trident Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     14.6 PAYMENTS SET ASIDE. To the extent that any Borrower makes a payment to the Agent or any Lender, or the Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     14.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

     14.8 ASSIGNMENTS, PARTICIPATIONS, ETC.

          (a) Any Lender may, with the written consent of Dura and the Agent, which consent of Dura shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of Dura shall be required if an Event of Default then exists and is continuing, and no written consent of Dura or the Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender or to another Lender (so long as such assignment will not result in any increased costs to the Borrowers)) (each an


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"ASSIGNEE") all or any ratable part of all of the Loans, the Commitments, the
L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum Dollar Equivalent amount of U.S.$5,000,000, or, if less, the entire amount of all Loans, the Commitments, L/C Obligations and other rights and obligations of such Lender hereunder; PROVIDED, HOWEVER, that (i) the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (y) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of EXHIBIT I ("ASSIGNMENT AND ACCEPTANCE") together with any Note or Notes subject to such assignment and (z) the assignor Lender or Assignee shall have paid to the Agent a processing fee in the amount of U.S.$3,500; and (ii) no Lender which is (or is the primary Lender with respect to) an Australian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Australian Lender hereunder in the full amount of the Dura Commitment and (iii) no Lender which is (or is the primary Lender with respect to) a Canadian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Canadian Lender hereunder in the full amount of the Canadian Commitment.

          (b) From and after the date that the Agent notifies the assignor Lender that it has received (and provided its consent and, to the extent required, received the consent of Dura, with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights hereunder have been assigned to it and obligations hereunder have been assumed by it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Within five (5) Business Days after the Agent notifies Dura that it has received (and provided its consent and, to the extent required, received the consent of Dura, with respect to)an executed Assignment and Acceptance and payment of the above-referenced processing fee, the applicable Borrowers


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shall execute and deliver to the Agent new Notes evidencing such Assignee's assigned Loans and Commitments and, if the assignor Lender has retained a portion of its Loans and its Commitments, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such assignor Lender).

          (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of Dura (a "PARTICIPANT") participating interests in any Loan, the Commitment of such Lender and the other interests of such Lender (the "ORIGINATING LENDER") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers, the Issuing Lender, the Swing Line Lender and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the FIRST PROVISO to SECTION 14.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 7.1, 7.3, 7.4, 7.6 and 14.5 as though it were also a Lender hereunder (provided that no Borrower shall be obligated to pay any amount under SECTION 7.1, 7.3, 7.4 or 7.6 to any Participant which is greater than such Borrower would have been required to pay to the originating Lender if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.


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     14.9 CONFIDENTIALITY.  Each Lender agrees to take and to cause its
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by DASI or any Subsidiary, or by the Agent on DASI's or any Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than DASI or any Subsidiary, provided that such source is not bound by a confidentiality agreement with DASI or any Subsidiary known to the Lender; PROVIDED, HOWEVER, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; and (G) to its Affiliates; provided, that with respect to disclosures required by clauses (B), (C) or (D) above, Agent and any Lender will give prior notice to the applicable Borrower of any such required disclosure, unless such notice is prohibited by the terms of such required disclosure, as determined by Agent or such Lender. Notwithstanding the foregoing, each Borrower authorizes each Lender to disclose to any bona fide Participant or Assignee (each, a "TRANSFEREE") and to any prospective Transferee, such financial and other information in such Lender's possession concerning such Borrower or its Subsidiaries which has been delivered to Agent or the Lenders pursuant to this Agreement or which has been delivered to the Agent or the Lenders by such Borrower in connection with the Lenders' credit evaluation of such Borrower prior to entering into this Agreement; provided, that, unless otherwise agreed by such Borrower, such Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of the Lenders hereunder.

     14.10 SET-OFF. In addition to any right or remedy of the Lenders provided by law, if any amount is due and payable to any Lender hereunder, such Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits


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(general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of such Borrower against such amount, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document. Each Lender agrees promptly to notify the applicable Borrower and the Agent after any such set-off and application made by such Lender; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

     14.11 AUTOMATIC DEBITS OF FEES. With respect to any facility fee, arrangement fee, letter of credit fee or other fee due and payable to the Agent, the Issuing Lender, the Swing Line Lender or the Arranger under the Loan Documents, each Borrower hereby irrevocably authorizes BofA, BA Australia Limited and BACAN to debit any deposit account of such Borrower with BofA, BA Australia Limited or BACAN in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee. If there are insufficient funds in such deposit accounts to cover the amount of the fee then due, such debits will be reversed (in whole or in part, in BofA's, BA Australia Limited's or BACAN's, as applicable, sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

     14.12 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the Agent in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     14.13 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument.

     14.14 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

     14.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any


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direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

     14.16 GOVERNING LAW AND JURISDICTION.

          (a) THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT (OR, IN THE CASE OF ANY SUBSIDIARY, BY EXECUTION AND DELIVERY OF ANY L/C-RELATED DOCUMENT), EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

          (c) TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     14.17 WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A

COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, ALL OF SUCH PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     14.18 JUDGMENT. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Agent hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "AGREEMENT CURRENCY"), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

     14.19 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrowers, the Lenders and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     14.20 AMENDMENT AND RESTATEMENT. The Loan Parties party to the Existing Dura Credit Agreement and the Loan Documents thereunder, the Lenders and the Agent agree that, effective as of the Closing Date, this Agreement amends and restates in its entirety the Existing Dura Credit Agreement and this Agreement shall not be deemed to be a novation of the Obligations (as defined in the Existing Dura Credit Agreement) or any other obligations of any Loan Party under the other Loan Documents (as defined in the Existing Dura Credit Agreement). On the Closing Date, the commitments of the Lenders shall be reallocated in accordance with the terms hereof. To facilitate such reallocation, at the Closing Date, (i) all loans and letters of credit outstanding under the Existing Dura Credit Agreement shall be deemed to be Loans and Letters of Credit hereunder, (ii) each other Lender shall purchase from BofA such Lender's Pro Rata Share in all outstanding Group Loans and participations under the Existing Dura Credit Agreement, (iii) the Agent shall apply funds received from such other Lenders as their initial Credit Extensions under this Agreement to the purchase of such interests from BofA, and (iv) the Borrowers shall select new Interest Periods to apply to all Loans hereunder (or, to the extent the Borrowers fail to do so, such Loans shall become Floating Rate Loans).

     14.21 ADDITIONAL BORROWERS. Dura may from time to time request in a writing to the Agent and the Lenders that an additional Subsidiary be added as an additional Dura Borrower or Trident Borrower. If the Agent and the Lenders consent in writing to such Subsidiary becoming an additional Dura Borrower or (if a Trident Subsidiary) an additional Trident Borrower (which consent may be given or withheld in the Agent's and each Lender's discretion, the absence of any response by the Agent or any Lender being deemed a rejection of such request), such Subsidiary may become an additional Dura Borrower or Trident Borrower, as the case may be, by executing and delivering to the Agent a Joinder Agreement and by delivering supporting documentation (including certified organizational documents, authorization, incumbency and opinion(s) of counsel) of the type and substantially in the forms delivered by the existing Borrowers on the Closing Date and all in form and substance satisfactory to the Agent and the Lenders.

     14.22 LIMITATION. Notwithstanding any other terms of this Agreement or any other Loan Document, (a) no Loan Party that is organized under the laws of a jurisdiction outside the United States of America (a "FOREIGN LOAN PARTY") shall be obligated in respect of any Obligations of any Loan Party that is organized under the laws of a jurisdiction within the United States of America (a "U.S. LOAN PARTY") unless such U.S. Loan Party is an entity which is neither (i) a "United States shareholder" (as defined in Section 951(b) of the Code) of such Foreign Loan Party nor (ii) a corporation, 25% or more of the total combined voting power of which is owned (directly, indirectly or constructively) by one or more United States shareholders of such Foreign Loan Party in the aggregate, and (b) any Foreign Loan Party shall only be obligated in respect of any other Loan Party's Obligations to the fullest extent permitted by the applicable law of such jurisdictions (including financial assistance limitations).

     14.23 DEED. For purposes of the laws of Australia or any of its States or Territories, this Agreement is a deed and the Dura Australian Borrower executes this Agreement as a deed.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


PARENT GUARANTOR:                  DURA AUTOMOTIVE SYSTEMS, INC.


                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:     Vice President
                                          ----------------------------


DURA BORROWERS:                    DURA OPERATING CORP.



                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------


                                   KIMANUS VERMOGENSVERWALTUNG GMBH,



                                   By:      /s/ David Bovee
                                       -------------------------------
                                   Title:   Managing Director
                                          ----------------------------


                                   SIGNED SEALED and   )
                                   DELIVERED by        )
                                   Carl Nelson, as     )
                                   Attorney for        )
                                   DURA ASIA-PACIFIC   )
                                   PTY LIMITED         )
                                   ACN 004 884 539     )
                                   pursuant to a Power )
                                   of Attorney dated   )
                                   April 30, 1998      )
                                   in the presence of: )

                                     /s/ Judith Vijums /s/ Carl Nelson
                                   -----------------------------------
                                   Signature of Witness

                                      Judith Vijums
                                   ----------------------------
                                   Name of Witness


                                   DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.


                                   By:     /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:   Vice President
                                          ----------------------------

TRIDENT BORROWERS:                 TRIDENT AUTOMOTIVE PLC


                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Authorized Person
                                          ----------------------------


                                   TRIDENT AUTOMOTIVE (UK) LIMITED


                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Authorized Person
                                          ----------------------------


                                   SPICEBRIGHT LIMITED


                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Authorized Person
                                          ----------------------------


                                   TRIDENT AUTOMOTIVE, INC.

                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------


                                   MOBLAN INVESTMENTS B.V.


                                   By:    /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Managing Director
                                          ----------------------------


                                   TRIDENT AUTOMOTIVE CANADA INC.


                                   By:     /s/ Carl E. Nelson
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Agent


                                   By:      Illegible
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   BA AUSTRALIA LIMITED, as Australian Lender


                                   By:     /s/ Lynn Stetson
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   BANK OF AMERICA CANADA,
                                   as Canadian Lender


                                   By:     /s/ Richard J. Hall
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Issuing Lender and as Swing
                                   Line Lender


                                   By:     /s/ Lynn Stetson
                                       -------------------------------
                                   Title:    Managing Director
                                          ----------------------------


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Lender


                                   By:      /s/ Lynn Stetson
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   THE BANK OF NOVA SCOTIA, as Co-Agent and
                                   Lender


                                   By:      /s/ F.C.H. Ashby
                                       -------------------------------
                                   Title:    Senior Manager
                                          ----------------------------

                                   THE CHASE MANHATTAN BANK, as Co-Agent and
                                   Lender


                                   By:     Illegible
                                       -------------------------------
                                   Title:
                                          ----------------------------


                                   COMERICA BANK, as Co-Agent and Lender


                                   By:    Illegible
                                       -------------------------------
                                   Title:    Assistant Vice President
                                          ----------------------------


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Co-Agent and Lender


                                   By:    Illegible
                                       -------------------------------
                                   Title:    Assistant Vice President
                                          ----------------------------


                                   U.S. BANK NATIONAL ASSOCIATION, as Co-Agent and Lender


                                   By:    /s/ Mark R. McDonald
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------


                                   ABN AMRO BANK N.V., as Lender


                                   By:    /s/ Peter L. Eaton
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------


                                   By:   /s/ John P. Richardson
                                       -------------------------------
                                   Title:    Asst. Vice President
                                          ----------------------------

                                   BHF-BANK AKTIENGESELLSCHAFT, as
                                   Lender


                                   By:    Illegible
                                       -------------------------------
                                   Title:     Vice President
                                          ----------------------------


                                   By:    Illegible
                                       -------------------------------
                                   Title:     Vice President
                                          ----------------------------


                                   BANKBOSTON, N.A., as Lender


                                   By:   /s/ Ellen H. Allen
                                       -------------------------------
                                   Title:   Director
                                          ----------------------------


                                   BANKERS TRUST COMPANY, as Lender


                                   By:      /s/ Robert R. Telesca
                                       -------------------------------
                                   Title:    Assistant Vice President
                                          ----------------------------


                                   THE BANK OF NEW YORK, as Lender


                                   By:   /s/ Richard A. Raffetto
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------


                                   BANQUE NATIONALE DE PARIS, as
                                   Lender


                                   By:   /s/ Arnaud Collin du Brocage
                                       -------------------------------
                                   Title:  Executive Vice President
                                          ----------------------------

                                   DRESDNER BANK AG NEW YORK AND GRAND
                                   CAYMAN BRANCHES, as Lender


                                   By:  /s/ John W. Sweeney
                                       -------------------------------
                                   Title:   Assistant Vice President
                                          ----------------------------


                                   By:   /s/ Christopher E. Sarisky
                                       -------------------------------
                                   Title:    Assistant Vice President
                                          ----------------------------

                                   FLEET NATIONAL BANK, as Lender


                                   By:  Illegible
                                       -------------------------------
                                   Title:    Vice President
                                          ----------------------------



                                   KREDIETBANK N.V., as Lender


                                   By:   /s/ Robert Snsuffer
                                       -------------------------------
                                   Title:   Vice President
                                          ----------------------------


                                   MITSUBISHI TRUST & BANKING CORPORATION,
                                   CHICAGO BRANCH, as Lender


                                   By:    /s/ Nobou Tominaga
                                       -------------------------------
                                   Title:    Chief Manager
                                          ----------------------------


                                   NATIONAL CITY BANK, as Lender


                                   By:   /s/ Diego Tobon
                                       -------------------------------
                                   Title:   Vice President
                                          ----------------------------


                                   THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, as Lender


                                   By:    /s/ Ken-Johiro Kobayahi
                                       -------------------------------
                                   Title:    Joint General Manager
                                          ----------------------------

                 CONSOLIDATED, AMENDED AND RESTATED CREDIT AGREEMENT

                                    APRIL 30, 1998

                                      SCHEDULES

                                     SCHEDULE 1.1

                                   PRICING SCHEDULE



     The Applicable Margin, the Facility Fee Rate, the LC Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin shall be determined based on the applicable Debt to EBITDA Ratio as set forth below.


||
||


                                                     LC Fee Rate     U.S.        Other
                                                         -          Base       Floating
Debt to EBITDA          Applicable     Facility      Letters of     Rate         Rate
     Ratio                Margin        Fee Rate        Credit      Margin      Margin
--------------            ------        --------        ------      ------      ------
Less than 2.5             0.425%         0.20%         0.425%       zero         2.000%
 to 1

Equal to or               0.500%         0.25%         0.500%        zero        2.000%
greater than
2.5 to 1 but
less than 3.0
to 1

Equal to or               0.650%         0.35%         0.650%         zero       2.000%
greater than
3.0 to 1 but
less than 3.5
to 1

Equal to or               0.875%        0.375%         0.875%         zero       2.000%
greater than
3.5 to 1 but
less than 4.0
to 1

Equal to or               1.125%         0.50%         1.125%        0.125%      2.125%
greater than
4.0 to 1 but
less than 4.5
to 1

Greater than or           1.500%         0.50%         1.500%        0.50%       2.500%
equal to 4.5 to 1

||
||
     The Applicable Margin initially shall be 1.125%, the Facility Fee Rate initially shall be 0.50%, the LC Fee Rate for Letters of Credit initially shall be 1.125%, the U.S. Base Rate Margin initially shall be 0.125 and the Other Floating Rate Margin initially shall be 2.125%. Each of the foregoing shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter beginning with the Fiscal Quarter ending June 30,1998 based on the Debt to EBITDA Ratio as of the last day of such Fiscal Quarter; PROVIDED that if DASI fails to deliver the financial statements required by SECTION 10.1 by the due date therefor, the Applicable Margin, the Facility Fee Rate, the LC Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin that would apply if the Debt to EBITDA Ratio were greater than or equal to 4.5 to 1 shall apply from such due date until such financial statements are delivered.

                                     SCHEDULE 2.1
                                    COMMITMENTS
                                AND PRO RATA SHARES



||||

  ------------------------------------------------------------------------------------------------------------------
                                                                              Dura Interim
                                     Dura Term         Dura Revolving            Term                Trident Term
           Lender                    Commitment         Commitment             Commitment             Commitment
           ------                    ----------         ----------             ----------             ----------
 ------------------------------------------------------------------------------------------------------------------
 Bank of America National
 Trust and Savings                U.S.                 U.S.                  U.S.                    U.S.
 Association                     $4,347,826.11        $17,391,304.31        $4,130,434.81           $4,347,826.11
 ------------------------------------------------------------------------------------------------------------------
 The Bank of Nova Scotia          3,913,043.48         15,652,173.91         3,717,391.30            3,913,043.48
 ------------------------------------------------------------------------------------------------------------------
 The Chase Manhattan Bank         3,913,043.48         15,652,173.91         3,717,391.30            3,913,043.48
 ------------------------------------------------------------------------------------------------------------------
 Comerica Bank                    3,913,043.48         15,652,173.91         3,717,391.30            3,913,043.48
 ------------------------------------------------------------------------------------------------------------------
 The First National Bank          3,913,043.48         15,652,173.91         3,717,391.30            3,913,043.48
 of Chicago
 ------------------------------------------------------------------------------------------------------------------
 U.S. Bank National               3,913,043.48         15,652,173.91         3,717,391.30            3,913,043.48
 Association
 ------------------------------------------------------------------------------------------------------------------
 ABN AMRO Bank N.V.               2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 BHF-Bank                         2,484,472.05         9,937,888.20          2,360,248.45            2,484,472.05
 Aktiengesellschaft
 ------------------------------------------------------------------------------------------------------------------
 BankBoston, N.A.                 2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 Bankers Trust Company            2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 The Bank of New York             2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 Banque Nationale De Paris        2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 Dresdner Bank AG New York        2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 and Grand Cayman Branches
 ------------------------------------------------------------------------------------------------------------------
 Fleet National Bank              2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 Kredietbank N.V.                 1,863,354.04         7,453,416.14          1,770,186.34            1,863,354.04
 ------------------------------------------------------------------------------------------------------------------
 Mitsubishi Trust &               2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 Banking Corporation,
 Chicago Branch
 ------------------------------------------------------------------------------------------------------------------
 National City Bank               2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 ------------------------------------------------------------------------------------------------------------------
 The Sumitomo Bank,               2,173,913.04         8,695,652.18          2,065,217.39            2,173,913.04
 Limited, Chicago Branch
 ------------------------------------------------------------------------------------------------------------------
 Total                            U.S.                 U.S.                  U.S.                    U.S.
                                 $50,000,000.00       $200,000,000.00       $47,500,000.00          $50,000,000.00
 ------------------------------------------------------------------------------------------------------------------

||||

 -------------------------------------------------------------------------------------
                                      Trident            Trident
                                     Revolving          Acquisition          Pro Rata
           Lender                   Commitment          Commitment           Share %
           ------                   ----------          ----------           -------
 -------------------------------------------------------------------------------------
 Bank of America National
 Trust and Savings                U.S.                U.S.
 Association                     $2,173,913.06       $2,608,695.60        8.695652174%
 -------------------------------------------------------------------------------------
 The Bank of Nova Scotia          1,956,521.74        2,347,826.09        7.826086957%
 -------------------------------------------------------------------------------------
 The Chase Manhattan Bank         1,956,521.74        2,347,826.09        7.826086957%
 Comerica Bank                    1,956,521.74        2,347,826.09        7.826086957%
 -------------------------------------------------------------------------------------
 The First National Bank          1,956,521.74        2,347,826.09        7.826086957%
 of Chicago
 -------------------------------------------------------------------------------------
 U.S. Bank National               1,956,521.74        2,347,826.09        7.826086957%
 Association
 -------------------------------------------------------------------------------------
 ABN AMRO Bank N.V.               1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 BHF-Bank                         1,242,236.02        1,490,683.23        4.968944099%
 Aktiengesellschaft
 -------------------------------------------------------------------------------------
 BankBoston, N.A.                 1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 Bankers Trust Company            1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 The Bank of New York             1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 Banque Nationale De Paris        1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 Dresdner Bank AG New York        1,086,956.52        1,304,347.83        4.347826087%
 and Grand Cayman Branches
 -------------------------------------------------------------------------------------
 Fleet National Bank              1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 Kredietbank N.V.                   931,677.02        1,118,012.42        3.726708075%
 -------------------------------------------------------------------------------------
 Mitsubishi Trust &               1,086,956.52        1,304,347.83        4.347826087%
 Banking Corporation,
 Chicago Branch
 -------------------------------------------------------------------------------------
 National City Bank               1,086,956.52        1,304,347.83        4.347826087%
 -------------------------------------------------------------------------------------
 The Sumitomo Bank,               1,086,956.52        1,304,347.83        4.347826087%
 Limited, Chicago Branch
 -------------------------------------------------------------------------------------
 Total                            U.S.                U.S.                100%
                                 $25,000,000.00      $30,000,000.00
 -------------------------------------------------------------------------------------

                                   SCHEDULE 2.8(b)

                         DURA REVOLVING COMMITMENT REDUCTIONS

     Dura Revolving
       Commitment                            Amount of
     Reduction Date                          Reduction
     --------------                          ---------
     09/30/01                                U.S. $6,250,000
     12/31/01                                U.S. $6,250,000
     03/31/02                                U.S. $6,250,000
     06/30/02                                U.S. $6,250,000
     09/30/02                                U.S. $6,250,000
     12/31/02                                U.S. $6,250,000
     03/31/03                                U.S. $6,250,000
     04/30/03                                U.S. $6,250,000 and
                                             the remaining amount
                                             of the Dura
                                             Revolving
                                             Commitments

                                    SCHEDULE 2.12

                             DURA TERM LOAN INSTALLMENTS

                                             Principal Amount
     Payment Date                              to Be Repaid
     ------------                            ----------------
     03/31/99                                U.S.$1,500,000
     06/30/99                                     1,500,000
     09/30/99                                     2,000,000
     12/31/99                                     2,000,000
     03/31/00                                     2,500,000
     06/30/00                                     2,500,000
     09/30/00                                     2,500,000
     12/31/00                                     2,500,000
     03/31/01                                     3,000,000
     06/30/01                                     3,000,000
     09/30/01                                     3,000,000
     12/31/01                                     3,000,000
     03/31/02                                     3,000,000
     06/30/02                                     3,000,000
     09/30/02                                     3,500,000
     12/31/02                                     3,500,000
     03/31/03                                     4,000,000
     04/30/03                                     4,000,000
                                           ------------------
     TOTAL                                 U.S.$ 50,000,000

                                   SCHEDULE 2.13(a)

                            TRIDENT TERM LOAN INSTALLMENTS

                                             Principal Amount
     Payment Date                              to Be Repaid
     ------------                            ----------------
     03/31/99                                U.S. $ 1,500,000
     06/30/99                                       1,500,000
     09/30/99                                       2,000,000
     12/31/99                                       2,000,000
     03/31/00                                       2,500,000
     06/30/00                                       2,500,000
     09/30/00                                       2,500,000
     12/31/00                                       2,500,000
     03/31/01                                       3,000,000
     06/30/01                                       3,000,000
     09/30/01                                       3,000,000
     12/31/01                                       3,000,000
     03/31/02                                       3,000,000
     06/30/02                                       3,000,000
     09/30/02                                       3,500,000
     12/31/02                                       3,500,000
     03/31/03                                       4,000,000
     04/30/03                                       4,000,000
                                             ----------------
     TOTAL                                   U.S. $50,000,000

                                   SCHEDULE 2.13(b)

                         TRIDENT ACQUISITION LOAN INSTALLMENTS

                                       Percentage of Original
                                       Principal Amount
                                      of  Trident Acquisition
     Payment Date                     Loans to Be Repaid
     ------------                     ----------------------
     04/28/00                                  6.25%
     06/30/00                                  6.25%
     09/30/00                                  6.25%
     12/31/00                                  6.25%
     03/31/01                                  6.25%
     06/30/01                                  6.25%
     09/30/01                                  6.25%
     12/31/01                                  6.25%
     03/31/02                                  6.25%
     06/30/02                                  6.25%
     09/30/02                                  6.25%
     12/31/02                                  6.25%
     03/31/03                                  6.25%
     04/30/03                                 18.75%

     TOTAL                                   100.00%

                                     SCHEDULE 6.1

                                 DURA OPERATING CORP.
                   EXISTING LETTERS OF CREDIT AS OF APRIL 22, 1998


    L/C       L/C     Issuing      Expiration   Currency   L/C Face            Beneficiary Name             Comments
   Number    Type      Bank          Date        Type       Amount
-------------------------------------------------------------------------------------------------------------------------------
 C7334117     SLC      BofA        7/31/00      C$       1,779,750.00    NBD Bank, N.A.             C$ spot as of 3/31/98 1.422
 C7258406     SLC      BofA         2/1/99      US$        810,000.00    The Travelers Insurance
                                                                         Company
 C7291552     SLC      BofA        10/1/98      US$        500,000.00    The Travelers Insurance
                                                                         Company
 C7315182     SLC      BofA        10/1/98      US$        400,000.00    The Travelers Insurance
                                                                         Company


                                     SCHEDULE 7.6

                                ASSOCIATED COSTS RATE


1. For the purposes of this Agreement, the cost of compliance with existing requirements of the Bank of England in respect of Offshore Currency Loans denominated in British pounds sterling will be calculated by the Agent in relation to each relevant Borrowing on the basis of rates existing on the first day of the Interest Period in respect of such Borrowing and, if such Interest Period exceeds three months, at three calendar monthly intervals from the first day of such Interest Period in accordance with the following formula:

          AB + C(B - E) + D(B - F) = ___ PER CENT, PER ANNUM
                 100 - (A + D)

Where:

     A is the percentage of eligible liabilities which BofA is from time to time required to maintain as an interest free cash deposit with the Bank of England to comply with cash ratio requirements.

     B is the percentage rate per annum at which British pound sterling deposits are offered by BofA, in accordance with its normal practice, for a period equal to (i) the Interest Period (or, as the case may be, remainder of the Interest Period) in respect of the relevant Borrowing or (ii) three months, whichever is the shorter, to a leading bank in the London interbank market at or about 11:00 a.m. in a sum approximately equal to the amount of BofA's Loan which is part of such Borrowing.

     C is the percentage of eligible liabilities which BofA is from time to time required by the Bank of England to maintain as secured money with members of the London Discount Market Association ("LDMA") and/or as secured call money with money brokers and gilt edged market makers.

     D is the percentage of eligible liabilities which BofA is required from time to time to maintain as interest bearing special deposits with the Bank of England.

     E is the percentage rate per annum at which members of the LDMA are offered British pounds sterling deposits in a sum approximately equal to the amount of BofA's Loan which is part of such Borrowing as a callable fixture from BofA for such period as determined in accordance with B above at or about 11:00 a.m. (London time).

     F is the percentage rate per annum payable by the Bank of England to BofA on interest bearing special deposits.

2. For the purposes of this Schedule, "eligible liabilities" and "special deposits" shall have the meanings ascribed to them from time to time by the Bank of England.

3. The percentages used in A, C and D above shall be those required to be maintained on the first day of the relevant period as determined in accordance with B above.

4. In application of the above formula, A, B, C, D, E and F will be included in the formula as figures and not as percentages (e.g., if A is 0.5 per cent, and B is 12 per cent, AB will be calculated as 0.5 x 12 and not as 0.5 per cent. x 12 per cent).

5. Calculations will be made on the basis of a 365 day year (or, if market practice differs, in accordance with market practice).

6. A negative result obtained by subtracting E from B or F from B shall be taken as zero.

7. Additional amounts calculated in accordance with this Schedule are payable on each day on which interest is payable on the relevant Borrowing.

8. The determination of the Associated Costs Rate in relation to any period shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

9. The Agent may from time to time, after consultation with Dura and the Lenders, determine and notify to all the parties hereto any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by the Bank of England in relation to Offshore Currency Loans denominated in British pounds sterling (including any requirements relating to sterling primary liquidity) and any such determination shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

                                   SCHEDULE 8.1(ii)

                                  DEBT TO BE REPAID



     All indebtedness outstanding that certain Credit Agreement, dated December 12, 1997, among the Company, various Subsidiary borrowers, various lending institutions, Gleacher NatWest, Inc. as Arrange, Dresdner Bank, AG, LaSalle National Bank and Heller Financial Inc., as Co-Agents, Union Bank of Switzerland, Zurich, as Documentation Agent, and National Westminister Bank plc, as Administrative Agent, as in effect as of the date hereof.

                                     SCHEDULE 9.5

                                      LITIGATION

1.   DURA

     Dura Automotive Systems Inc. (Dura) and its Subsidiaries faces an inherent business risk of exposure to product liability claims in the event that the failure of its products results in personal injury or death, and there can be no assurance that Dura will not experience any material product liability losses in the future. In addition, if any designed products of Dura and its Subsidiaries prove to be defective, the company may be required to participate in a recall involving such products. At present, Dura is aware of the following litigation and related issues which may need to be disclosed:

     1. FORD PARKING BRAKE RECALL. In late 1994, Ford Motor Company issued a recall of a series of manual-transmission Ford vehicles (1992-94 Ford F-150, F-250 and F-350 trucks; 1992-94 Broncos; 1993-94 Rangers and Explorers; and 1993-94 Mazda B-Series/Navajo vehicles assembled by Ford) to replace self-adjust parking brakes manufactured by the parking brake division or Orscheln, Dura's predecessor-in-interest. Ford had been receiving reports and complaints that the brakes would either "skip through" on apply (i.e., the park brake sector and teeth would not engage) or "skip out" under loan (park brake sector and pawl would engage in a "tip on tip" condition and then release). Orscheln and Dura developed a "cam-in" fix that, by forcing the pawl into the teeth, prevents "skip through" on apply; Dura maintains that the design of the brake has never permitted alleged "skip outs" under load.

     Pursuant to a letter agreement between Dura and Ford executed in August 1994, Dura agreed to reimburse Ford for 50% of the costs incurred by Ford in satisfying the recall, provided that Dura's share of such costs shall not exceed $6 million. Dura has contributed the maximum amount of $6 million toward this recall effort. Dura is also involved in a product recall relating to the same issue with respect to the Ford Contour/Mystique in Europe. Dura has agreed to pay 50% of the costs of that recall not to exceed $1.0 million, which payments totaled $0.4 million as of July 31,1997.

     2. FORD SELF-ADJUST PARKING BRAKE CLAIMS AND LITIGATION. The type of alleged failures that prompted the recall to have also led to a number of claims and lawsuits principally against Ford Motor Company alleging that the parking brakes manufactured by Dura predecessor-in-interest were defective and unreasonably dangerous. Dura is principally exposed to two types of claims in connection with the self-adjust parking brakes:

     (1) claims for "contribution" or "indemnification" asserted by Ford Motor Company; and/or

     (2) claims that are also brought directly against Dura by injured occupants of Ford vehicles for personal injuries or others for claims arising out of caused by a "rollaway vehicle."

     With respect to these claims, Dura's joint venture agreement with Orscheln specifically provides as follows:

     (a) Dura is liable for any such claims arising out of accidents that take place on or after August 31, 1994, the closing date of the joint venture agreement; and

     (b) Dura will also indemnify Orscheln for any such claims (except for the BOBB CASE, WHICH IS DISCUSSED BELOW) ARISING OUT OF ACCIDENTS THAT TAKE PLACE PRIOR TO AUGUst 31, 1994, but only to the extent that any such losses are not paid by Orscheln's pertinent insurance policies. Thus, Dura could be held liable for claims arising out of pre-closing accidents to the extent that (i) the claim does not meet Orscheln's deductibles, (ii) Orscheln's policy limits are exhausted, or (iii) any punitive damages are awarded against Orscheln in connection with claims arising out of such accidents (inasmuch as punitive damages are apparently not encompassed by Orscheln's insurance policies).

     CLAIMS AGAINST DURA. To date, Dura is aware of two product liability actions for personal injuries that have been brought directly by plaintiffs against Dura's predecessor-in-interest (as a co-defendant, together with Ford), claiming that the recall condition allowed the parking brakes at issued to "skip out," after which the vehicle was free to roll and subsequently cause physical injuries or property damage:

     a. BOBB V. ORSCHELN CO. ET AL., Case No. 94:CV:1750, U.S. District Court for the Middle District of Pennsylvania.

     b. WHITE V. ORSCHELN CO., Case No. CV-N-96-00048-DWH, U.S. District Court for the District of Nevada.

     Dura's predecessor-in-interest and Ford ultimately settled the BOBB case before it went to trial for $6.5 million, divided equally. The WHITE case remains pending against Ford and Orscheln, with the interests of Dura and Orscheln being protected by counsel retained by Dura's insurance carrier.

     In addition, a general contractor filed a cross-claim against Dura and Orscheln as new defendants in SIMPSON V. REYES, No. EC 014758, Superior court for Los Angels County, California, claiming that the U.S. Borrower was responsible for alleged defects in the emergency brake system installed in a 1990 Ford F250 pickup truck involved in an accident. Dura has settled this case for $325,000 and the court dismissed the case in January, 1997.

     FORD'S CLAIMS. Beginning with the BOBB case, Ford has asserted that all liability in connection with the parking brakes should attach to Dura's and Dura's predecessor-in-interest. Specifically, Ford has notified both that, in Ford's opinion, Dura and Dura's predecessor-in-interest should bear complete liability for all product liability and other claims arising out of the recall condition in the pertinent self-adjust parking brakes. At one point, Ford proposed that Dura and Ford arbitrate a resolution of the parties' respective liability for claims arising out of the recall condition on an omnibus basis that would address all such claims, however, Ford has since abandoned that proposal and has indicated that, unless Dura will agree to assume a mutually-acceptable percentage of the responsibility for all such claims, Ford will pursue legal remedies against Dura to recover the entire amount of any settlements, verdicts and frees that Ford incurs in defending against all such claims. Ford maintained such position in recently rejecting an offer by Dura's insurance carrier to assume responsibility for 30% of any such claims.

     As of December 15, 1995, Ford reported that it had received notice of approximately 415 claims relating to the recall condition. Based on the information provided by counsel for Ford, it appears that the great majority of these claims (with the exception of the BOBB and WHITE cases) have been for property damage rarely exceeding the value of the vehicle in question. Ford also appears to have denied many of the property damage and personal injury claims.

     As of April 27, 1998, Ford has formally tendered its defense of approximately 28 claims to Dura and Dura's predecessor-in-interest and indicated that it will look to Dura and Orscheln for indemnification if Ford is ultimately found to be liable and required to make any payments relating to such claims. Both Dura and Orscheln have submitted these claims to their primary insurance carrier, which is presently attempting to negotiate a resolution with Ford; in this respect, Dura has learned that Travelers and Ford recently agreed to settle one of the tendered claims on a 50-50 basis. Dura has attempted to work together with Ford to address the claims arising from the self-adjust parking brakes originally manufactured by the Brake and cable Business of Orscheln and does not believe that these claims have adversely affected its business relationship with Ford.

     3. CHRYSLER PARKING BRAKES. In November 1995, Dura was notified by Chrysler that it had received reports of a number of parking brake failures in manual transmission vehicles, particularly in Europe. Dura was recently notified by Chrysler that Chrysler anticipates conducting some form of recall action with respect to affected vehicles. It remains possible that Chrysler could seek contribution from Dura for costs it incurs if a recall were undertaken or for costs associated with possible repairs.

     4. CHRYSLER LATCH LITIGATION. In June 1996, Dura was served with a complain alleging a wrongful death as the result of injuries purportedly caused by a defectively designed rear latch on a Chrysler mini-van. ESTATE OF SERGIO JIMINEZ V. CHRYSLER CORPORATION ET AL., No. 2 96 1296 11, U.S. District Court for the District of South Carolina. Chrysler and two other suppliers to Chrysler were also named as defendants in the complaint. Chrysler has agreed to assume the defense of, and to indemnify Dura with respect to, this claim as long as the plaintiffs do no make any claim alleging a manufacturing defect as its relates to Dura. Plaintiffs have not advanced any such claim and on August 4, 1997, Dura was advised of the dismissal of the three part suppliers. This case was subsequently settled against Chrysler without recourse to Dura and the other suppliers.

     5. ADDITIONAL FORD TENDERS. Ford has also tendered to Dura, Ford's defense of two claims that appear not to arise from the recall condition addressed above. On August 2, 1996, Ford tendered its defense of PENNSYLVANIA NATIONAL INSURANCE CO. V FORD MOTOR CO., No. DV-95-135, District Court of Coffee County, Alabama, in which the plaintiffs insurance company seeks approximately $3,300 for property damage. On August 19, 1996, Ford tendered to Dura its defense of BUCCI V. FORD MOTOR CO., No. 96-55, U.S. District Court for the District of Western Pennsylvania. In BUCCI, plaintiff seeks recovery for injuries (bruises, abrasions, and a fracture of the right patella) that she claims were caused by an allegedly defective hood latch release manufactured and supplied to Ford by Dura. Dura has referred this tender to its insurance carrier.

     6. LOIS DUKE. In December 1995, Dura received notice from an attorney for Lois Duke contending that Ms. Duke suffered unspecified injuries when she was ejected from the back door of a 1992 Dodge Caravan. Ms. Duke's attorney contends that the latch for the rear door was defectively manufactured by Dura and requested that Dura place its insurance carriers on notice of this claim. Dura has placed its insurer on notice of this claim and has referred this matter to Chrysler for direct action. Since then, Dura has not received any additional comments from Chrysler.

     7. KPI ACQUISITION. In connection with the KPI Transactions, Dura has assumed any liability that proves to be associated with following litigation that has been disclosed to Dura and has not been previously settled:

     - MARIE PHILLIPS V. SPARTON ENGINEERED PRODUCTS, INC., Case No. GR-7-CA-38650, NLRB.

     - The claims connected with the PRP sites listed at Schedule 6.12 to the KPI Purchase Agreement, with such liabilities indemnified by Sparton on a limited basis as set forth in the KPI Purchase Agreement.

     Based on the information Dura has received to date, Dura believes that none of these claims present potential exposure of a material nature.

     In addition, since the parties executed the KPI Purchase Agreement, Sparton Corporation ("Sparton") has alerted Dura of three additional legal disputes involving the companies being acquired by Dura which have not been settled as of April 30, 1998:

     (1) Chrysler has alleged that KPI produced Minivan brake pedals with improper pedal pad reinforcements, resulting in some failures as a consequence of pedal pads having bended. Chrysler may be considering a recall on brakes that have been installed with this condition. No additional comments have been received from Chrysler on this issue.

     (2) KPI has initiated claims against United Technologies Automotive (UTA) in connection with flaws in solenoids provided by UTA for automatic transmissions manufactured by KPI for Ford. Dura understands that the solenoid is responsible for the park/lock function of the Ford vehicles incorporating this automatic transmission. Although KPI maintains that this situation is entirely the responsibility of UTA, there is a possibility that Ford will maintain that KPI is at fault (consistent with the aggressive approach that Ford has begun to employ on such issues with its suppliers). In that event, Sparton has agreed to retain liability for all damages and expenses consistent with
          Section 9.10 of the Purchase Agreement.

     (3) Handy & Harmon Specialty Wire Group and Cable Control Technologies have made claims against Sparton for Payment of approximately $150,000 on unpaid invoices relating to wire supplied to Sparton by the claimants. Sparton has indicated that such amounts are not owing due to charge backs for reworking defective wiring delivered to Sparton by the claimants. Any liability resulting from such claims shall be indemnified by Sparton pursuant to and subject to the limitations set forth in the purchase agreement.

     8. DURA AVENNUE LANDFILL. In October 1996 Dura received notice that the City of Toledo, plaintiff in the lawsuit CITY OF TOLEDO V. ALLIED SIGNAL, INC., ET AL., Case No. 3: 90, CV 7140 U.S. District Court of the Northern District of Ohio, filed a motion to file an amended complaint naming Dura as a defendant. The lawsuit related to cleanup of the Dura Avenue Landfill site in Toledo. The complaint was never served on Dura. On January 26, 1998, the City of Toledo moved to file an amended complaint which no longer names Dura as a defendant. Dura expects no further involvement in the litigation.

     9. KING ROAD LANDFILL. In April 1998, Dura received correspondence from Lucas County, Ohio and a private law firm asserting that Dura is one of more than 60 entities with potentially liability under CERCLA with respect to the King Road Landfill in

Lucas County Ohio, and stating that the County intends to commence litigation against the identified entities. Dura denied all liability and asked to know the County's basis for considering Dura potentially liable. Dura has not received any information from the County.

     10. MISCELLANEOUS EEOC CLAIMS. In the normal course of business Dura and its Subsidiaries may be cited for miscellaneous claims relating to alleged age discrimination, sex discrimination and wrongful dismissal. Dura estimates its exposure in such cases to be minimal.

     11. TRW AUTOMOTIVE CLAIM. In February 1996 Tamco Manufacturing (name changed to Dura Shift Systems) placed a production order with TRW Automotive Electronics Group, whereby TRW was to develop certain prototype and production tooling for Tamco Manufacturing. In September 1996, Tamco Manufacturing informed TRW that it would no longer require the tooling and instructed TRW to hold up development and production. In November 1996, TRW wrote a letter to GT Automotive Systems (name changed to Dura Automotive Systems, Inc. Column Shifter Operations) (followed by a letter sent in January 1997 detailing the purported basis for its monetary claims), claiming $172,807.00 in R&D costs as damages for GT Automotive's alleged breach of a tooling production contract. GT Automotive disputed the claim and in April 1997 offered TRW $50,128 to settle the claim, which TRW refused in May 1997. GT Automotive continues to dispute the validity of TRW's claim and no further correspondence from TRW has been received. Regardless of how this claim is resolved, as part of the stock purchase agreement dated as of August 1, 1997, by and between Dura Shifter Holding Corp. and the former owners of GT Automotive Systems, Inc., such former owners have agreed to indemnify Dura and Dura Shifter Holding Corp. for any costs or liabilities incurred as a result of this TRW claim.

     In early 1996, Dura accrued approximately $7 million in reserves for its potential exposure to product liability claims such as those described above, based on Dura's belief that this amount is sufficient to cover any losses it may suffer in view of, among other pertinent factors, the insurance coverage available to Orscheln, the insurance coverage available to Dura, the number of self-adjust parking claims reported to date, the low ratio to date of serious injury cases among the reported claims, its reasonable expectation that such a low ratio will continue and the likely beneficial effect of the recall in reducing the likelihood of verdicts for punitive damages that would not be encompassed by the pertinent insurance policies.

     Subsequent to setting these reserves, however, Dura was served in early November 1996 with a lawsuit brought by affiliates of AIG (specifically, Commerce & Industry Insurance Company of Canada and American Home Assurance Company) in Toronto, Canada seeking a declaratory judgment that the umbrella and excess liability policies that it had issued to Onex do not provide coverage in connection with allegedly defective self-adjust parking brakes. COMMERCE & INDUSTRY INSURANCE CO. OF CANADA

AND AMERICAN HOME ASSURANCE CO. V. ONEX CORPORATION, DURA AUTOMOTIVE SYSTEMS, INC. AND DURA AUTOMOTIVE HOLDING, No. 96-CU-113454, Ontario Court (General Division). Specially, the AIG policies at issue provided (a) the first layer of excess coverage (beyond Dura's $3 million primary policy per year) for claims arising from August 31, 1994 - April 1, 1996 in the amount of $23 million per year, and (b) an additional layer of excess coverage at $33 - $53 million per year. In principal part, the AIG affiliates claim that the policies do not provide coverage with respect to products manufactured prior to August 31, 1994 or liabilities assumed by Dura pursuant to purchase agreements. The AIG affiliates also claim that the policies should be voided with respect to self-adjust parking brake claims for inadequate disclosure at the time the policies were applied for.

     Dura and Onex dispute the allegations of the Ontario lawsuit, which remains in its preliminary stages. Dura has contested the lawsuit -- which it views as part of AIG's well-publicized effort to take hard line on the coverage of all of its insured. Meanwhile, Dura will maintain its reserve for product liability claims at $7 million, based on essentially the same considerations that prompted Dura to set its reserves at $7 million in early 1996.

     The Company is exploring a "Standstill Agreement," pending resolution of WHITE V. ORSCHELN CO. scheduled for trial in July, 1998.

2.   TRIDENT.

     A minority quotaholder, Mr. Miroslav Jirousek, filed suit against Trident on December 30, 1997, requesting total dissolution of Industrias Metalurgica Liebau Ltda., or alternatively, the partial dissolution and the redemption of his respective quotas totaling 13.19% of such company's capital. Trident has reduced Mr. Jirousek's compensation. It is possible that this will be followed by a labor suit.

     On January 13, 1998 Mr. Jirousek also filed an injunction requesting that he be maintained as Director of Liebau and requested that a court order be issued preventing the filing of the alteration of the company type from a Limited Liability Company (LTDA) to a Sociedade Anonima (S.A.) before the Board of Trade. The court granted the first request that he be maintained as a Director of Liebau and rejected the second. The Company does not believe that any potential liability relating to the foregoing would be material to the Company.

3. ANTITRUST AND OTHER GOVERNMENTAL FILINGS MADE OR TO BE MADE IN CONNECTION WITH THE TRIDENT ACQUISITION IN THE FOLLOWING JURISDICTIONS:


 COUNTRY                WHEN FILED           STATUS
 United States          Pre-Closing          Early termination granted

 Canada                 Pre-Closing          Advisory Opinion granted


 Brazil                 Post-Closing         Been Filed; review process may
                                             take up to two years

 United Kingdom         Pre-Closing          Authorization from Takeover Panel
                                             obtained

 Germany                Post-Closing         Filing being prepared; anticipated
                                             shortly

 France                 Post-Closing         Filing (to extent necessary) being
                                             prepared; anticipated shortly


4.   SEE SCHEDULE 9.12.

                                     SCHEDULE 9.7

                                        ERISA


     1.   Trident Automotive, Inc. Medical Plan
     2.   Dura Automotive Systems, Inc. Medicare Supplement Plan
     3.   Dura Automotive Systems, Inc. Medicare Part B Reimbursement Plan

                                    SCHEDULE 9.12

                                ENVIRONMENTAL MATTERS

1. Pursuant to requests from the Michigan Department of Environmental Quality, Dura and Wickes Manufacturing Company ("Wickes") have been conducting environmental investigations at and around Dura's Mancelona, Mich. facility. (Dura acquired the Mancelona facility from Wickes in 1990.) The investigations have detected trichloroethylene ("TCE") in groundwater at the facility and offsite locations. Dura does not believe it used TCE since it acquired the Mancelona facility, although TCE may have been used by prior operators. Dura has arranged and paid for the sampling of a number of offsite drinking water wells and for the replacement of wells found to contain TCE above drinking water standards. Dura is continuing to conduct sampling and replacement of residential wells, and investigation to delineate the extent of TCE in groundwater. In March 1998, the operator of a ski resort in the vicinity wrote to Dura asserting that Dura is liable for the cost of installing a water supply system assertedly attributable to the possible future presence in groundwater of TCE. Dura responded with a letter denying all liability. Dura is seeking a negotiated resolution of the ski resort operator's potential claims. In connection with the acquisition, Wickes agreed to indemnify Dura to the extent Dura's losses resulting from this matter (subject to a basket, which has been reached) up to an aggregate cap of $2.5 million.

2. In October 1996 Dura received notice that the City of Toledo, plaintiff in the lawsuit CITY OF TOLEDO V. ALLIED SIGNAL, INC., ET AL., Case No. 3: 90, CV 7140 U.S. District Court of the Northern District of Ohio, filed a motion to file an amended complaint naming Dura as a defendant. The lawsuit related to cleanup of the Dura Avenue Landfill site in Toledo. The complaint was never served on Dura. On January 26, 1998, the City of Toledo moved to file an amended complaint which no longer names Dura as a defendant. Dura expects no further involvement in the litigation.

3. Dura has received requests for information from the U.S. Environmental Protection Agency with respect to potential Superfund liability relating to the Dura Avenue Landfill site and also with respect to the Sickney Avenue/Tyler Street Dump in Toledo, Ohio. Dura has responded to all such requests for information denying any involvement with the sites. Dura has heard nothing further from EPA.

4. In April 1998, Dura received correspondence from Lucas County, Ohio and a private law firm asserting that Dura is one of more than 60 entities with potentially liability under CERCLA with respect to the King Road Landfill in Lucas County Ohio, and stating that the County intends to commence litigation against the identified entities. Dura denied all liability and asked to know the County's basis for considering Dura potentially liable. Dura has not received any information from the County.

5. In December 1996, Dura acquired the stock of KPI from Sparton Corporation. The acquired entities retained their liability respect to certain waste disposal sites, including the Third Site in Zionsville, Ind. and the Northeast Gravel Site in Grand Rapids, Mich., subject to indemnification by Sparton for liability in excess of a $1 million aggregate threshold amount, up to a $15 million aggregate cap. Based upon estimates provided by Sparton, the cost to resolve such liability is not expected to be material to the Company.

6. In January 1997, Dura acquired the stock of VOFA. The sellers agreed to indemnify the Company for environmental liabilities arising from the operation of the acquired facilities prior to the acquisition up to a $10 million aggregate cap. The sellers gave notice to Dura of potential environmental liabilities at the Dusseldorf facility that, subject to the limitations set forth in the agreement, should be covered by the indemnification.

7. Chromium contamination of soil and groundwater, that is believed to have resulted from leakage from plastic plating operations in the 1970s, is present at the Kentwood, Mich. facility leased by Trident from FKI. FKI has been performing remediation of chromium contamination under the supervision of the MDEQ and is proposing to install an expanded and upgraded groundwater containment system at the facility. Under the terms of the Kentwood lease, FKI will be responsible for capital expenditures for improvements to the groundwater containment system and Trident will pay the annual costs of operating and monitoring that system. The lease also provides that FKI will be solely responsible for the costs of remediation for any contamination that FKI caused. Trident, in turn, will be solely responsible for the costs of remediation for any contamination that it causes subsequent to the date of the lease. If it cannot be determined whether FKI or Trident caused such contamination, Trident and FKI will jointly share such remediation costs in accordance with a formula specified in the lease. The lease provides that Trident's remediation responsibility for such joint remedial efforts are capped at $3.0 million for the first seven and one-half years and $5.0 million for the balance of the lease term. FKI is required to indemnify Trident for any such joint remediation costs in excess of these caps.

8. In connection with acquisitions of businesses and facilities, the Company has commissioned environmental assessment reports of the acquired businesses and facilities and has obtained environmental assessment reports from the sellers of such businesses and facilities. These reports identify certain environmental compliance, remediation, and liability issues. While it is possible that such issues could present a material liability, the Company currently expects that such liability is not likely to have a material adverse effect on the Company.

                                    SCHEDULE 9.16

                         SUBSIDIARIES AND MINORITY INTERESTS
                          (Immediate Parent in parenthesis)

PART (a)

1.   Dura de Mexico S.A. de C.V., a Mexican corporation (Dura)

2.   Dura Automotive Systems, Inc., Shifter Operations, a Michigan corporation
     (Dura)

3.   Dura Automotive Systems Export, Inc., a Barbados corporation (Dura)

4.   Kimanus VermAgensverwaltung GmbH, a German limited liability corporation
     (Dura)

5. Dura Automotive Systems France, S.A.R.L., a French limited liability corporation (Dura German Borrower)

6. Talia 96 VermAgensverwaltungs GmbH ("Talia"), a German limited liability corporation (Dura German Borrower)

7. Klaus X. and Piet J. Vorbraggen GmbH, a German limited liability corporation (Talia)

8. Vofa Production Centers Vorbraggen GmbH & Co. KG, a German limited partnership (Talia)

9.   Vofa Werk Xavier Vorbraggen GmbH & Co. KG, a German limited partnership
     (Talia)

10.  Vofa Seilzug Beteiligungs GmbH, a German limited liability corporation
     (Talia)

11.  Vofa Seilzug GmbH & Co. Vertriebs KG, a German limited partnership (Talia)

12.  Vofa Seilzuge Gehren GmbH & Co. KG, a German limited partnership (Talia)

13.  Vofa S.A., a Spanish corporation (Dura German Borrower)

14. Dura/Excel do Brazil, LTDA, a Brazilian limited liability company - a 50% joint venture with Excel Industries, Inc. (Dura)

15.  Dura Shifter Holding Corp., a Delaware corporation (Dura)

16. Dura Automotive Systems, Inc. Column Shifter Operations, a Michigan corporation (Dura Shifter Holding Corp.)

17. Dura Shift Systems, Inc., a Delaware corporation (Dura Automotive Systems, Inc. Column Shifter Operations)

18. Dura Automotive Systems (Canada) Ltd, an Ontario corporation (Dura Automotive Systems, Inc. Column Shifter Operations)

19.  Dura Asia-Pacific Pty Limited ACN 004884539, an Australian entity (Dura)

20.  Universal Tool & Stamping Company, Inc., an Indiana corporation (Dura)

21. Trident Automotive (UK) Limited, a company incorporated in England and Wales (Trident Automotive plc)

22. Spicebright Limited, a company incorporated in England and Wales (Trident Automotive plc), an England corporation

23.  Moblan Investments B.V., a Dutch corporation (Spicebright Limited)

24.  ACCO-Platen GmbH, a German entity (Moblan Investments B.V.)

25.  ACCO Industria e Comercia Ltda., a Brazilian entity (Moblan Investments
     B.V.)

26. Industrias Metalurgica Liebau Ltda., a Brazilian entity (ACCO Industria e Comercia Ltda -- 75%)

27.  Finacco S.A., a French entity (Moblan Investments B.V.)

28.  ACCO La Teledynamique S.A., a French entity (Finacco S.A.)

29. Trident Automotive Canada Inc., an Ontario corporation (Moblan Investments, B.V.)

30. Trident Automotive, Inc., a Delaware corporation (Trident Automotive Canada Inc.)

31. Trident Automotive Limited, an Ontario corporation (Trident Automotive Canada Inc.)

32.  Trident Automotive, L.P., a Delaware limited partnership (Trident
     Automotive

     Canada Inc. (99%) and Trident Automotive Limited (1%))

33. Trident Automotive Canada Co., a Nova Scotia corporation (Trident Automotive, L.P.)

34. Trident Automotive, L.L.C., a Delaware limited liability company (Trident Automotive Canada Co.)

35. Trident Automotive Plc, a company incorporated in England and Wales (Dura Automotive Systems (UK) Limited)

36.  Dura Automotive (UK) Limited, a company incorporated in England and Wales
     (Dura)

PART (b)

1. Dura holds a 50% equity interest in Dura/Excel do Brazil, LTDA, a Brazilian limited liability company ("Dura/Excel").

2. Dura/Excel holds a 51% equity interest in Pollone S.A. Industries E Comercio ("Pollone").

3. Dura holds an 18% equity interest in Thixotech Inc. ("Thixotech"). Dura also holds a C$4 million promissory note from Thixotech which is convertible into approximately an additional 42% equity interest in Thixotech.

4. Trident holds an approximate 12.66% interest in ACK Controls, Inc., a joint venture formed by Chuo Spring Company Limited, Kokuku Steel Wire Limited and Trident Automotive plc, pursuant to the ACK Joint Venture Agreement, dated October 19, 1989 and as amended in the ACK Joint Venture Restructuring Agreement dated December 23, 1991.

5. Trident holds an approximate 19% interest in ANR S.A., a joint venture with Neyr S.A. (which holds the remaining 81% interest).

                                    SCHEDULE 9.19

                                 TRIDENT ACQUISITION

     1.   SEE SCHEDULE 9.5.

     2. No contractual consents were obtained in connection with the Trident Acquisition.

                                    SCHEDULE 11.1

                                        LIENS


1. Those Liens burdening Dura's real property, and exceptions to title, in each case to the extent referenced in the title insurance policies and surveys previously delivered to Agent.

2. Liens granted to the City of Hannibal pursuant to the $270,000 Note dated May 22, 1992. Such note is secured by a certain Deed of Trust dated as of May 22, 1992 and filed for record in Book 343, Page 264, Office of the Recorder of Deeds of Ralls County, Missouri, in favor of Carol L. Lewton, as Trustee for the benefit of the City of Hannibal, Missouri.

3. Liens granted to the City of Hannibal and the Missouri Department of Economic Development pursuant to the $270,000 Note dated May 22, 1992.
     Such note is secured by a certain Deed of Trust dated as of May 22, 1992 and filed for record in Book 343, Page 259, Office of the Recorder of deeds of Ralls County, Missouri, in favor of John D. Landwehr, as Trustee for the benefit of the Missouri Department of Economic Development.

4. Liens on vehicles granted to GE Capital Fleet Services pursuant to the Vehicles Lease Agreements between GE Capital Fleet Services and Dura.

5. Liens on equipment, inventory, receivables and other personal property and mortgages on real estate of the German Borrower and its Subsidiaries securing the indebtedness of the German Borrower and its Subsidiaries.

6.   Debtor:             Trident Automotive, Inc.
     Secured Party:      National Bank of Commerce
     Filing Date:        November 22, 1995
     UCC No.:            990735
     Description:        Financing Statement for Forklift

7.   Debtor:             Trident Automotive, Inc.
     Secured Party:      AT&T Credit Corporation
     Filing Date:        February 16, 1996
     UCC No.:            1002462
     Description:        Financing Statement for Phone Equipment

8.   Debtor:             Trident Automotive, Inc.
     Secured Party:      Citicorp Dealer Finance
     Filing Date:        September 6, 1995

     UCC No.:            979174
     Description:        One (1) Hyster Model S50XL2
                         Four (4) Hyster Model S40XL2's

9.   Debtor:             Trident Automotive, Inc.
     Secured Party:      New Pacific Machinery
     Filing Date:        May 12, 1992
     UCC No.:            83684
     Description:        1 ea. VC-SD-85T-8LDC Multiplas Vertical Injection
                         Molding Machines Voltage:  240/3/60

                                   SCHEDULE 11.4(j)

                                 EXISTING INVESTMENTS


1. Trident holds an approximate 12.66% interest in ACK Controls, Inc., a joint venture formed by Chuo Spring Company Limited, Kokuku Steel Wire Limited and Trident, pursuant to the ACK Joint Venture Agreement, dated October 19, 1989 and as amended in the ACK Joint Venture Restructuring Agreement dated December 23, 1991.

2. Trident has recently entered into a joint collaboration agreement with Chuo Spring Company Limited pursuant to which the parties have agreed to collaborate on certain licensing arrangements on a worldwide basis.

3. Trident holds an approximate 19% interest in ANR S.A., a joint venture with Neyr S.A. (which holds the remaining 81% interest).

4. Various loans have been made to certain management stockholders of Dura Automotive Systems for purchase of Class A Common Stock, par value $.01 per share. The amount of such loans is less than $500,000.

5. Dura/Excel do Brazil, LTDA, a Brazilian limited liability company ("Dura/Excel"). Dura owns 50% of the outstanding shares (a joint venture with Excel Industries, Inc.). Dura/Excel owns 51% of stock of Pollone S.A. Industria E Comercio ("Pollone"). Also, Dura currently holds a $3.75 million promissory note from Dura/Excel.

6. Dura owns an 18% equity interest in Thixotech Inc. ("Thixotech"). Dura also holds a C$4 million promissory note from Thixotech which is convertible into approximately an additional 42% equity interest in Thixotech.

                                    SCHEDULE 11.5

                                     INDEBTEDNESS


1. $75,000 Note dated November 9, 1990, made by Dura, payable to the City of Moberly, with an outstanding principal balance of $23,088.02 as of April 30, 1998. (Expiration date November, 2000)

2. $270,000 Note dated May 22, 1992, made by Dura, payable to the City of Hannibal and Missouri Department of Economic Development, with an outstanding principal balance of $196,532.98 as of April 30, 1998. (Expiration date January, 2005).

3. $270,000 Note dated May 22, 1992, made by Dura, payable to the City of Hannibal and Missouri Department of Economic Development, with an outstanding principal balance of $135,936.27 as of April 30, 1998. (Expiration date August, 2002)

4. Note dated July 1, 1996 in original amount of C$2,100,000, made by Dura, payable to Nealvest Investments Limited. Outstanding principal and interest balance of Can.$1,779,750 as of July 1, 1997 secured by a Letter of Credit.

5. Computer Equipment, Software Lease Agreements and other agreements between various lessors and Dura:

     A.   CAD EQUIPMENT & SOFTWARE

          Various three year leases of CAD equipment and software with the latest lease term expiring in April 2000.

     B.   OTHER

--------------------------------------------------------------------------------
      1.   Phone System (Rochester Hills)         Mitel     10/01/94   Month to
                                                                        Month
--------------------------------------------------------------------------------
      2.   Video Conference System (Rochester     Matrix    08/01/96   08/01/99
           Hills)
--------------------------------------------------------------------------------
      3.   Video Conference                      Winthrop   01/31/97   10/31/99
           (Shifter Operations)
--------------------------------------------------------------------------------
      4.   Office Furniture                       Matrix    02/01/96   02/01/01
           (Rochester Hills)
--------------------------------------------------------------------------------
      5.   Building                                1st      06/01/95   06/01/05
           (Rochester Hills)                    Industrial
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      6.   Building                              Sparton    12/05/96   12/05/01
           (Grand Haven)
--------------------------------------------------------------------------------
      7.   Building                              Sparton    12/05/96   12/05/01
           (White Cloud)
--------------------------------------------------------------------------------
      8.   Phone System                         GE Capital  12/12/94   01/01/99
           (Shifter Operations-Indiana)
--------------------------------------------------------------------------------
      9.   Phone System                            AT&T     11/09/95   11/01/98
           (Novi Sales Office)
--------------------------------------------------------------------------------
      10.  Copiers (Various)                     Various                03/00
--------------------------------------------------------------------------------
      11.  Building (Novi)                      PM Realty   09/18/95   09/01/99
--------------------------------------------------------------------------------

6.   LETTERS OF CREDIT

     (a) To secure payment of workers' compensation losses covered under Self Insured and Large Deductible Programs:

                                                                 Expiration
                                                Amount             Date (1)
                                                ------           ----------
          #1   Travelers Insurance Company   $   810,000         02/01/98
          #2   Travelers Insurance Company       500,000         10/01/97
          #3   Travelers Insurance Company       400,000         12/01/99
          #4   State of Michigan                 100,000         11/25/98

     TOTAL                                   $1,810,000
                                             ----------

     (b) Letter of Credit issued under this Agreement to Nealvest Investments Limited in order to secure the promissory note referenced in paragraph 5 above.

7.   COMMITMENTS AND CONTINGENCIES:

     A.   ORSCHELN SERVICES AND SUPPLY AGREEMENTS:

          In connection with the acquisition of the transferred assets from Orscheln, the Company entered into agreements with Orscheln whereby the Company is to receive services related to data processing, payroll and personnel administration, and other administrative matters. Amounts paid under these service agreements were $570,000, $1,788,000 and $1,258,000 for the years ended December 31, 1994, 1995 and 1996; and $640,000 for the six months ended June 30, 1997. In addition, the Company and Orscheln have mutually agreed to supply each other's operations with certain items necessary for the manufacture of their products. These supply agreements are for periods of up to five years and are at terms which the Company believes are no less favorable than could be obtained from an independent party.


     B.   TRUCK LEASE AGREEMENT

          Former truck leases between Orscheln and Rapid Ways Truck Leasing were assigned to Dura on 8/17/94. Dura has changed freight carriers (First Fleet, Inc.) and is contingently liable for 3 vehicles totaling $50,580. (Expiration date: July 1998)

     C.   MANCELONA GROUNDWATER CONTAMINATION

          Groundwater on the Mancelona, Michigan plant property and adjacent Wickes (predecessor) property reflect certain contamination that may need to be jointly remediated. Evaluation of test results is in process. Certain amounts spent may be recoverable from predecessor.

8.   INTER-COMPANY LOAN

          On January 10, 1997, Dura loaned to the German Borrower $18,787,343 to consummate the acquisition of the German Borrower which remains outstanding. Borrowings under the Credit Agreement totaled 7,019,666.67DM at April 30, 1998.

9.   GERMAN BORROWER AND ITS SUBSIDIARIES INDEBTEDNESS

          As of April 30, 1998, German Borrower and its Subsidiaries still have approximately 18,000,000DM (reduced from 26,607,050DM of indebtedness) outstanding that was assumed when Dura acquired such entities.

10. Capitalized lease obligation in the amount of FF3,000,000 in Le Mans France where Trident leases a warehouse.

11. Capitalized lease obligation of Trident in the amount of $45,000 in Kentwood for the climate control system.

12. Customs Bond of Trident in the amount of $115,000 outstanding in the U.K. with Nat West.

13. Guaranty of Trident Automotive plc made in favor of Comerica Bank with respect to indebtedness of ACK Controls Inc. - Maximum Principal Amount:
     $2,500,000.

14. In connection with the acquisition on August 29, 1997, by Dura Shifter Holding Corp. (a subsidiary of Dura Shifter Operating Corp., which is itself a subsidiary of Dura Automotive Systems, Inc.) of all of the outstanding stock of GT Automotive Systems, Inc., part of the purchase price for such stock was in the form of (i) an "earn-out" of up to $5,000,000 to be paid based on GT Automotive's 1997 earnings, and (ii) an "earn-out" of up to $10,000,000 to be paid based on GT Automotive's 1998 earnings.

15. Dura is pursuing a patent infringement claim against Ventra Group, Inc. on behalf of its subsidiary, Universal Tool & Stamping Company, Inc. As part of its acquisition of Universal, Dura agreed to share a portion of any proceeds recovered from such claim with the seller of Universal Tool and Stamping, Acme Packaging Corporation.

16. Trident France has guaranteed a line of credit of ANR S.A. in the amount of FF800,000.

                                    SCHEDULE 11.8

                                CONTINGENT OBLIGATIONS


1. Dura has Guaranteed certain indebtedness of Pollone S.A. Industria E Comercio ("Pollone") in the amount of $3 million.

2. Guaranty of Trident Automotive plc made in favor of Comerica Bank with respect to indebtedness of ACK Controls Inc. - Maximum Principal Amount:
     $2,500,000.

(1)  Automatic renewal unless notified otherwise.

                                    SCHEDULE 14.2

                        OFFSHORE AND DOMESTIC LENDING OFFICES,
                                ADDRESSES FOR NOTICES


DURA AUTOMOTIVE SYSTEMS, INC.

Address:                 2791 Research Drive
                         Rochester Hills, MI 48309

Attention:               A. M. Galat

Telephone:               (248) 299-7514
Facsimile:               (248) 299-7518


DURA OPERATING CORP.

Address:                 2791 Research Drive
                         Rochester Hills, MI 48309

Attention:               A. M. Galat

Telephone:               (248) 299-7514
Facsimile:               (248) 299-7518


KIMANUS VERMOGENSVERWALTUNG GMBH
c/o Dura Automotive Systems, Inc.

Address:                 2791 Research Drive
                         Rochester Hills, MI 48309

Attention:               A. M. Galat

Telephone:               (248) 299-7514
Facsimile:               (248) 299-7518


DURA ASIA-PACIFIC PTY LIMITED ACN 004 884 539

Address:                 157 Herald Street
                         Chelten, Victoria, Australia 3192

Attention:               David Fraser

Telephone:               613-9553-0755
Facsimile:               613-9555-8706

DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.

Address:                 2791 Research Drive
                         Rochester Hills, MI 48309

Attention:               A. M. Galat

Telephone:               (248) 299-7514
Facsimile:               (248) 299-7518


TRIDENT AUTOMOTIVE PLC

47000 Liberty Drive
Wixom, MI 48393
Phone:    (248) 960-6342
Fax:      (248) 960-6344
Attention: Thomas E. Humann

TRIDENT AUTOMOTIVE (UK) LIMITED

Worcester Road
Stourport-on-Severn
Worcestershire DY13 7LA
England
Phone:    44-1299-872502
Fax:      44-1299-827170
Attention: Thomas E. Humann

SPICEBRIGHT LIMITED

Worcester Road
Stourport-on-Severn
Worcestershire DY13 7LA
England
Phone:    44-1299-872502
Fax:      44-1299-827170
Attention: Thomas E. Humann

TRIDENT AUTOMOTIVE, INC.

47000 Liberty Drive
Wixom, MI 48393
Phone:    (248) 960-6342
Fax:      (248) 960-6344
Attention: Thomas E. Humann

TRIDENT AUTOMOTIVE CANADA INC.

617 Douro Street
Stratford, Ontario N5A 6V5
Canada
Phone:    (519) 273-0840
Fax:      (519) 273-5147
Attention: Thomas E. Humann

MOBLAN INVESTMENTS B.V.

Koningslaan 34
1075 AD Amsterdam
Amsterdam
The Netherlands
Phone:   31 0 20 6644461
Fax:     31 0 20 6647747
Attention:


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

FOR NOTICES (OTHER THAN FOR BORROWING NOTICES, AND NOTICES OF CONVERSION OR CONTINUATION):

Agency Management Services #10831
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention: Christine Cordi
Telephone: (415) 436-2790
Facsimile: (415) 436-3425

FOR BORROWING NOTICES, AND NOTICES OF CONVERSION OR CONTINUATION:

Bank of America National Trust & Savings Association
1850 Gateway Blvd., 5th Floor
Concord, California 94520
Attention: Al Johnson
Telephone: (925) 675-8426
Facsimile: (925) 675-8500

PAYMENT INSTRUCTIONS FOR GROUP BORROWINGS:

U.S. Dollars:       Bank of America NT & SA
                    Concord, CA
                    ABA No.: 1210-0035-8
                    Account Name: Agency Administrative Services #5596
                    Account Number: 12334-14541
                    Ref: Dura/Trident
                    Attn: Al Johnson

Sterling:           Bank of America NT & SA
                    London Branch #6008
                    SWIFT CODE: BOFAGB22
                    Account Name: Agency Administrative Services #5596
                    Account Number: 95415024
                    Ref: Dura/Trident
                    Attn: Al Johnson

Deutschemarks:      Bank of America NT & SA
                    Frankfurt Branch #6019
                    Account Name: Agency Administrative Services #5596
                    Account Number: 95596011
                    Ref: Dura/Trident
                    Attn: Al Johnson

French Francs:      Bank of America NT & SA
                    Paris Branch #6010
                    Account Name: Agency Administrative Services #5596
                    Account Number: 95596010
                    Ref: Dura/Trident
                    Attn: Al Johnson

Canadian
Dollars:            Bank of America
                    Toronto, Canada
                    Toronto Office #5688
                    Account Name: Agency Administrative Services #5596 Account Number: 65067226
                    Ref: Dura/Trident
                    Attn: Al Johnson

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  as Issuing Lender

200 West Jackson Blvd., 17th Floor
Chicago, Illinois  60606
Attention: Gail Miller
Telephone: (312) 923-5924
Facsimile: (312) 987-6828

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Swing Line Lender
  and as a Lender

FOR NOTICES (OTHER THAN FOR BORROWING NOTICES, AND NOTICES OF CONVERSION OR CONTINUATION):

231 South LaSalle Street
Chicago, Illinois  60697
Attention: Lynn Stetson, Vice President
Telephone: (312) 828-6757
Facsimile: (312) 987-0303

FOR BORROWING NOTICES, AND NOTICES OF CONVERSION OR CONTINUATION:

200 West Adams Street
Chicago, Illinois  60606-5208
Attention: Clyde Langham, Account Admin #4976
Telephone: (312) 828-3873
Facsimile: (312) 974-9626


NOTICES FOR EUROPEAN SWING LINE FUNDINGS:

1, Alie Street
London E1 8DE
Attention: Claire Godley
Telephone: 44-181-313-2472
Facsimile: 44-181-313-2140


PAYMENT INSTRUCTIONS FOR EUROPEAN SWING LINE FUNDINGS:

U.S.Dollars:        BankAmerica New York
                    One World Trade Center, New York, NY
                    ABA #0260-0959-3
                    Account Name: Bank of America NT&SA, London
                    Account No.: 37/60564
                    Attn: Loan Services
                    Ref: Trident

Sterling:           Bank of America NT&SA, London
                    CHAPS code 16-50-50
                    SWIFT code BOFAGB22

Deutschemarks:      Bank of America NT&SA, Frankfurt
                    SWIFT code BOFADEFX
                    Account Bank of America NT&SA, London
                    a/c no. 96008057

French Francs:      Bank of America NT&SA, Paris
                    SWIFT code BOFAFRPP
                    Account Bank of America NT&SA, London
                    a/c no. 96008014

Euro:               To be advised later in 1998.


BA AUSTRALIA LIMITED
  as Australian Lender

Bank of America, Sydney Branch #5201
MLC Centre
19-29 Martin Place
Sydney, NSW 2000
Australia
Attention: Marcelle Khoury
Telephone: 612 9221-4219
Facsimile: 612 9221-5781
Attention: Evelyn Kirk (Credit contact)


U.S. Dollar payment instructions
for the Australian Lender:

Account Name:  Bank of America, Australia Branch, D/F Account
Account Number:  62901 99998
ABA #:           121 000 358
Bank:            Bank of America NT & SA
                 1850 Gateway Blvd., 6th Floor
                 Concord, California  94502
                 U.S.A.

BANK OF AMERICA CANADA
   as Canadian Lender

Bank of America Canada
200 Front Street West
27th Floor
Toronto, Ontario
Canada M5V 3L2

Attention: Nelson Lam (Primary Credit Contact)
Telephone: (416) 349-5496
Facsimile: (416) 349-4283

Attention: R. Hall (Alternate Credit Contact)
Telephone: (416) 349-4008
Facsimile: (416) 349-4283

Attention: Clara McGibbon (Primary Administration Contact)
Telephone: (416) 349-5484
Facsimile: (416) 349-4282

Attention: Medina Sales De Andrade (Alternate Administration Contact)
Telephone: (416) 349-5464
Facsimile: (416) 349-4282

PAYMENT INSTRUCTIONS:

Canadian Dollars:        IIPS - Interbank
                         International Payment System
                         Bank of America Canada
                         200 Front St., West, Suite 2700
                         Toronto, Att: Loans Dept.
                         Swift Code: BOFACATT
                         Transit #01312-241
                         Acc.# 6504-333

US Dollars:              Bank of America NT&SA
                         1 Trade Centre, New York, NY, 10048
                         Swift Code: BOFAUS3N #026009593
                         for the account of: Bank of America Canada
                         Account #65502-01805
                         Swift Code: BOFACATT

THE BANK OF NOVA SCOTIA,
     as Co-Agent and Lender

600 Peachtree Street N.E.
Suite 2700
Atlanta, GA 30308

Primary Credit Contact:
Telephone:  (312) 201-4124
Facsimile:  (312) 201-4108
Attention:  Richard Wilson

Primary Operational Contact:
Telephone:  (404) 877-1562
Facsimile:  (404) 888-8998
Attention:  Jefrey Jones


THE CHASE MANHATTAN BANK,
     as Co-Agent and Lender

270 Park Avenue
New York, NY 10017-2070

Primary Credit Contact:
Telephone:  (212) 270-5732
Facsimile:  (212) 270-5127
Attention:  Mr. Andris Kalnins

Primary Operational Contact:
Telephone:  (212) 552-7309
Facsimile:  (212) 552-5650
Attention:  Lenora Kiernan

COMERICA BANK,
     as Lender

Primary Credit Contact:
Telephone:  (313) 222-5715
Facsimile:  (313) 222-5759
Attention:  Daryl R. Krause

Primary Operational Contact:
Telephone:  (313) 222-5627
Facsimile:  (313) 222-5759
Attention:  Deanna Stewart

THE FIRST NATIONAL BANK OF CHICAGO,
   as Co-Agent and Lender

One First National Plaza
Suite 0173
Chicago, IL 60670

Primary Credit Contact:
Telephone:  (312) 732-2735
Facsimile:  (312) 732-1117
Attention:  J. Garland Smith

Primary Operational Contact:
Telephone:  (312) 732-7271
Facsimile:  (312) 732-2715
Attention:  Maribel Lorenzo


U.S. BANK NATIONAL ASSOCIATION,
   as Co-Agent and Lender

U.S. Bank Place, MPFP0609
601 Second Avenue S.
Minneapolis, MN 55402-4302

Primary Credit Contact:
Telephone:  (612) 973-0617
Facsimile:  (612) 973-0822
Attention:  Mark R. McDonald

Primary Operational Contact:
Telephone:  (612) 973-0505
Facsimile:  (612) 973-0822
Attention:  Patricia A. Falls

ABN AMRO BANK N.V.,
   as Lender

4100 U.S. Bank Place
601 Second Ave. S.
Minneapolis, MN 55402
Telephone:  (612) 337-9865
Facsimile:  (612) 338-8687
Attention:  Peter L. Eaton
            Relationship Manager

With a copy to:

ABN AMRO BANK N.V.
135 South LaSalle Street, Suite 2805
Chicago, IL 60603
Telephone:  (312) 904-8835
Facsimile:  (312) 904-8840
Attention:  Novona Dillard
            Credit Administration

LOAN ADMINISTRATION CONTACTS
ABN AMRO BANK N.V.
135 South LaSalle Street, Suite 625
Chicago, IL 60603
Telephone:  (312) 904-2961
Facsimile:  (312) 904-1288
Attention:  Loan Administration

BHF-BANK AKTIENGESELLSCHAFT,
   as Lender

New York Branch
590 Madison Avenue
New York, NY 10022-2540

Grand Cayman Branch
c/o New York Branch
590 Madison Avenue
New York, NY 10022-2540

Primary Credit Contact:

Telephone:  (212) 756-5912
Facsimile:  (212) 756-5536
Attention:  Thomas Scifo
            Assistant Vice President

Secondary Credit Contact:

Telephone:  (212) 756-5558
Facsimile:  (212) 756-5536
Attention:  Ralph Della Rocca
            Assistant Treasurer

Administrative Contact:

Telephone:  (212) 756-5545
Facsimile:  (212) 756-5536
Attention: Farah Thoubboron


BANKBOSTON, N.A.,
   as Lender

100 Federal Street, 01-09-04
Boston, MA 02110

Primary Credit Contact:
Telephone:  (617) 434-4957
Facsimile:  (617) 434-0637
Attention:  Demetric Duckett

Primary Operational Contact:
Telephone:  (617) 434-6842
Facsimile:  (617) 434-0637
Attention:  Ellen Scheible

BANKERS TRUST COMPANY,
   as Lender

130 Liberty Street
14th Floor
New York, NY 10006

Primary Credit Contact:
Telephone:  (312) 993-8095
Facsimile:  (312) 993-8162
Attention:  Daniel Horn

Primary Operational Contact:
Telephone:  (212) 250-7342
Facsimile:  (212) 250-2340
Attention:  Robert Telesca


THE BANK OF NEW YORK,
   as Lender

One Wall Street, 19th Floor
New York, NY 10286

Account Officer (Business/Credit):

Telephone:  (212) 635-8044
Facsimile:  (212) 635-1208/09
Attention:  Richard A. Raffetto

Administrative Contact
(Administrative/Operations Matters):

Telephone:  (212) 635-6691
Facsimile:  (212) 635-7923/24
Attention:  Yvonne M. Forbes

BANQUE NATIONALE DE PARIS,
   as Lender

209 S. LaSalle Street
Chicago, IL 60604

Primary Credit Contact:

Telephone:  (312) 977-1383
Facsimile:  (312) 977-1380
Attention:  Christine Howatt

Primary Operational Contact:

Telephone:  (312) 977-2250
Facsimile:  (312) 977-1380
Attention:  Kristen Petinaux


DRESDNER BANK AG NEW YORK
AND GRAND CAYMAN BRANCHES,
   as Lender

Address for Execution/Conformed Copies:

Dresdner Bank AG Chicago Branch
190 South LaSalle Street, Suite 2700
Chicago, IL 60603
Telephone: 312-444-1313
Facsimile:
Attention: Michael Petix
            Assistant Vice President
Operations Contact:

Dresdner Bank AG
75 Wall Street
New York, NY 10005-2889
Telephone:  (212) 429-2677
Facsimile:  (212) 429-2130
Attention:  Maria Pena
            Credit Services

Back-up Operations Contact:

Telephone:  (212) 429-2288
Facsimile:
Attention:  Lora Lam

FLEET NATIONAL BANK,
   as Lender

One Federal Street
Mailcode: MAOFD072
Boston, MA 02211

Primary Credit Contact:

Telephone:  (617) 346-4953
Facsimile:  (617) 346-0585
Attention:  Juan Jeffries

Primary Operational Contact:

Telephone:  (617) 346-0621
Facsimile:  (617) 346-0595
Attention:  Matthew Correia


KREDIETBANK N.V.,
   as Lender

125 West 55th Street
New York, NY 10019

Primary Credit Contact:

Telephone:  (212) 541-0727
Facsimile:  (212) 541-0793
Attention:  John Thierfelder

Primary Operational Contact:

Telephone:  (212) 541-0657
Facsimile:  (212) 956-5581
Attention:  Lynda Resuma

MITSUBISHI TRUST & BANKING
CORPORATION, CHICAGO BRANCH,
   as Lender

311 South Wacker Drive
Suite 6300
Chicago, IL 60606

Primary Credit Contact:

Telephone:  (312) 408-6015
Facsimile:  (312) 663-0863
Attention:  Chris Strike

Primary Operational Contact:

Telephone:  (312) 408-6022
Facsimile:  (312) 408-0170
Attention:  Carmen Lopez


NATIONAL CITY BANK,
   as Lender

1900 East Ninth St.
Cleveland, Ohio 44114

Primary Credit Contact:

Telephone:  (312) 240-0507
Facsimile:  (312) 240-0301
Attention:  Diego Tobon

Primary Operational Contact:

Telephone:  (216) 488-1055
Facsimile:  (216)488-1088
Attention:  Debbie McAuliff

THE SUMITOMO BANK, LIMITED,
CHICAGO BRANCH,
   as Lender

233 South Wacker Drive
Suite 4800
Chicago, IL 60606-6448

Primary Credit Contact:

Telephone:  (312) 876-7794
Facsimile:  (312) 876-6436
Attention:  Jim Beckett

Primary Operational Contact:

Telephone:  (312) 876-6455
Facsimile:  (312) 876-0523
Attention:  Pedro Rodriquez

                                     EXHIBIT A-1

                                       FORM OF
                              NOTICE OF GROUP BORROWING


Date:
       -------------------

To: Bank of America National Trust and Savings Association, as Agent under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, Bank of America National Trust and Savings Association, as Agent, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and Bank of America National Trust and Savings Association, as Swing Line Lender and Issuing Lender.

Ladies and Gentlemen:

          The undersigned, _________________(1)("BORROWER"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the Borrowing under the ___________(2) Facility specified below:

               (a) The Business Day of the proposed Borrowing is
          ______________________, _______.

               (b) The Borrowing is to be comprised of [Floating Rate] [Offshore Rate] Loans.

               (c) The aggregate amount of the proposed Borrowing is [U.S. $____________] [other Applicable Currency].

               (d) The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be _____ months.

          Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the

---------------
(1)       Insert Borrower name.

(2) Insert "Dura Revolving", "Trident Revolving", Trident Acquisition" or (only on Closing Date) "Dura Term", "Dura Interim Term" or "Trident Term".

proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date); [and]

               (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing[; and

               (c) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding [[Dura] [Trident] Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all [Dura] [Trident] Borrowers to exceed the combined [Dura] [Trident] Revolving Commitments of all Lenders]] [Trident Acquisition Loans to exceed the combined Trident Acquisition Commitments of all Lenders].


                                   [INSERT NAME OF BORROWER]

                                   By:
                                      --------------------------------

                                   Title:
                                         -----------------------------

                                     EXHIBIT A-2

                                       FORM OF
                            NOTICE OF AUSTRALIAN BORROWING


Date:
       -------------------

To: Bank of America National Trust and Savings Association, as Agent under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association as Agent, and BA Australia Limited, as the Australian Lender under the Credit Agreement.

Ladies and Gentlemen:

          The undersigned, Dura Asia-Pacific Pty Limited ACN 004 884 539 ("BORROWER"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to
Section 4.3 of the Credit Agreement, of the Borrowing specified below:

               1. The Business Day of the proposed Borrowing is
          _______________________, _______.

               2. The Borrowing is to be comprised of [Australian Floating Rate] [Australian Bank Bill Rate] [Australian U.S. Dollar] Loans.

               3. The aggregate amount of the proposed Borrowing is [A$____________] [U.S.$____________].

               4. The duration of the Interest Period for the Australian Bank Bill Rate Loans included in the Borrowing shall be [___ months][___days].

          Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

               (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing;

               (c) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding Dura Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all Dura Borrowers to exceed the combined Dura Revolving Commitments of all Lenders; and

               (d) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding Australian Loans to exceed the Australian Loans Sublimit.

                                   DURA ASIA-PACIFIC PTY LIMITED
                                   ACN 004 884 539

                                   By:
                                      --------------------------------

                                   Title:
                                         -----------------------------

                                     EXHIBIT A-3

                                       FORM OF
                             NOTICE OF CANADIAN BORROWING


Date:
       -------------------

To: Bank of America National Trust and Savings Association, as Agent under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association as Agent, and Bank of America Canada, as the Canadian Lender under the Credit Agreement.

Ladies and Gentlemen:

          The undersigned, _________________________(1)("BORROWER"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 4.3 of the Credit Agreement, of the Borrowing specified below:

               1. The Business Day of the proposed Borrowing is
          ___________________, ____.

               2. The Borrowing is to be comprised of [Canadian Prime Rate] [Offshore Canadian] Loans.

               3. The aggregate amount of the proposed Borrowing is [C$_______ ____].

               [4. The duration of the Interest Period for the Offshore Canadian Loans included in the Borrowing shall be [___ months][___days].]

          Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and

---------------
(1) Insert "Dura Automotive Systems (Canada), Ltd." or "Trident Automotive Canada Inc."

          as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

               (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing;

               (c) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding [Dura] [Trident] Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all [Dura][Trident] Borrowers to exceed the combined [Dura] [Trident] Revolving Commitments of all Lenders; and

               (d) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding [Dura] [Trident] Canadian Loans to exceed the [Dura] [Trident] Canadian Loans Sublimit.


                                   [INSERT NAME OF BORROWER]

                                   By:
                                      --------------------------------

                                   Title:
                                         -----------------------------

                                     EXHIBIT A-4

                                       FORM OF
                             REQUEST FOR SWING LINE LOAN


Date:
       -------------------

To: Bank of America National Trust and Savings Association, as Agent under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, Bank of America National Trust and Savings Association, as Agent, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and Bank of America National Trust and Savings Association, as Swing Line Lender and Issuing Lender

          and

          Bank of America National Trust and Savings Association, as Swing Line Lender under the Credit Agreement

Ladies and Gentlemen:

          The undersigned, _________________ ("BORROWER"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 3.2 of the Credit Agreement, of the Borrowing of the Swing Line Loan specified below:

               (a)  The Business Day of the proposed Borrowing is
          __________________ , ___.

               (b)  The amount of the proposed Borrowing is
          [U.S. $____________] [other Applicable Currency].

          Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

               (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing;

               (c) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding [Dura] [Trident] Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all [Dura] [Trident] Borrowers to exceed the combined [Dura][Trident] Revolving Commitments of all Lenders]; and

               (d) the proposed Borrowing will not cause the aggregate principal Dollar Equivalent amount of all outstanding Swing Line Loans of all Borrowers to exceed U.S.$20,000,000.


                                   [INSERT NAME OF BORROWER]


                                   By:
                                      --------------------------------

                                   Title:
                                         -----------------------------

                                     EXHIBIT B-1

                                       FORM OF
                          NOTICE OF CONVERSION/CONTINUATION



Date:
       --------------------

To: Bank of America National Trust and Savings Association, as Agent under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association, as Agent.

Ladies and Gentlemen:

          The undersigned,______________(1)("BORROWER"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans under the ___________(2) Facility specified below, that:

               1.  The Conversion/Continuation Date is ______________, ___.

               2. The aggregate amount of the Loans to be [converted] [continued] is [U.S. $_____________] [other Applicable Currency].

               3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Floating Rate] Loans.

               4. The duration of the Interest Period for the Offshore Rate Loans included in the [conversion] [continuation] shall be ________ months.

          Borrower certifies that on the date hereof, and on the proposed Conversion/Continuation Date both before and after

---------------
(1)  Insert Borrower name.

(2) Insert "Dura Revolving", "Trident Revolving", Trident Acquisition", "Dura Term", "Dura Interim Term" or "Trident Term".

giving effect thereto, [(a)]no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and (b) the proposed continuation/conversion will not cause the aggregate principal Dollar Equivalent amount of all outstanding [Dura] [Trident] Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all [Dura] [Trident] Borrowers to exceed the combined [Dura] [Trident] Revolving Commitments of all Lenders.


                                   [INSERT NAME OF BORROWER]


     By:
        --------------------------------

     Title:
           -----------------------------

                                     EXHIBIT B-2

                                       FORM OF
                    NOTICE OF CONVERSION/CONTINUATION (AUSTRALIAN)



                                             Date:
                                                    --------------------

To: Bank of America National Trust and Savings Association, as Agent for the Lenders under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association, as Agent; and BA Australia Limited, as the Australian Lender under the Credit Agreement.

Ladies and Gentlemen:

     The undersigned, Dura Asia-Pacific Pty Limited ACN 004 884 539 ("BORROWER"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to
Section 5.3 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans specified herein, that:

               1.  The Conversion/Continuation Date is ______________, ___.

               2. The aggregate amount of the Loans to be [converted] [continued] is [A$_______________].

          3. The Loans are to be [converted into] [continued as] [Australian Bank Bill Rate] [Australian Floating Rate] Loans.

          4. The duration of the Interest Period for the [Australian Bank Bill Rate] Loans included in the [conversion] [continuation] shall be [___ months] [___days].

     Borrower certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date before and after giving effect thereto:

          (a) no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

          (b) the proposed continuation/conversion will not cause the aggregate principal Dollar Equivalent amount of all outstanding Dura Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all Dura Borrowers to exceed the combined Dura Revolving Commitments of all Lenders.


                                   DURA ASIA-PACIFIC PTY LIMITED
                                   ACN 004 884 539

                                   By:
                                      --------------------------------
                                   Title:
                                         -----------------------------

                                     EXHIBIT B-3

                                       FORM OF
                     NOTICE OF CONVERSION/CONTINUATION (CANADIAN)



                                                  Date:
                                                         --------------------

To: Bank of America National Trust and Savings Association, as Agent for the Lenders under the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association, as Agent; and Bank of American Canada, as Canadian Lender under the Credit Agreement.

Ladies and Gentlemen:

     The undersigned, __________________________(1)("BORROWER"), refers to the
Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 5.3 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans specified herein, that:

               1.  The Conversion/Continuation Date is ______________, ___.

               2.  The aggregate amount of the Loans to be [converted]
          [continued] is [C$              ].

          3. The Loans are to be [converted into] [continued as] [Offshore Canadian] [Canadian Prime Rate] Loans.

          [4. The duration of the Interest Period for the Offshore Canadian Loans included in the [conversion] [continuation] shall be [___ months] [___days].]

     Borrower certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date before and after giving effect thereto:

---------------
(1) Insert "Dura Automotive Systems (Canada), Ltd." or "Trident Automotive Canada Inc."

          (a) no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

          (b) the proposed continuation/conversion will not cause the aggregate principal Dollar Equivalent amount of all outstanding [Dura] [Trident] Revolving Loans PLUS (without duplication) the Effective Amount of all outstanding L/C Obligations of all [Dura] [Trident] Borrowers to exceed the combined [Dura] [Trident] Revolving Commitments of all Lenders.


                                   [INSERT NAME OF BORROWER]

                                   By:
                                      --------------------------------

                                   Title:
                                         -----------------------------

                                      EXHIBIT C

                                       FORM OF
                                COMPLIANCE CERTIFICATE


To:    Bank of America National Trust and
       Savings Association, as Agent
       and the Lenders which are parties
       to the Credit Agreement referred to below


       Reference is made to the Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among DURA AUTOMATIVE SYSTEMS, INC. ("DASI") DURA OPERATING CORP. ("DURA") certain of Dura's Subsidiaries, Bank of America National Trust and Savings Association, as Agent and the various financial institutions party thereto as Lenders. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. REPORT. Enclosed herewith is a copy of the [annual audit/quarterly] report of DASI as at ____________, ____ (the "Computation Date"), which report fairly presents the consolidated financial position of DASI and its Subsidiaries, as of the Computation Date.

II. FINANCIAL TESTS. DASI hereby certifies and warrants to you that the attached is a true and correct computation as at the Computation Date of the ratios and/or financial restrictions contained in the Credit Agreement.

III. DEFAULTS. DASI hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

       IN WITNESS WHEREOF, DASI has caused this Certificate to be executed and delivered by its duly authorized officer this _________________ day of _______________________, ____.


                                   DURA AUTOMOTIVE SYSTEMS, INC.


                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------

                                      EXHIBIT D

                              FORM OF CORPORATE GUARANTY


                                     I. RECITALS

          Reference is made to that certain Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") among Dura Automotive Systems, Inc., a Delaware corporation, Dura Operating Corp., a Delaware corporation ("Dura"), certain subsidiaries of Dura as borrowers (Dura and such subsidiaries are collectively referred to as "Borrowers"), the various commercial lending institutions as are, or may from time to time become, parties thereto (the "Lenders") and Bank of America National Trust and Savings Association, a national banking association, as agent ("Agent") for the Lenders, pursuant to which certain financial accommodations are provided to the Borrowers. As one of the conditions to providing such financial accommodations, Agent has required that the undersigned, [Name of Guarantor] ("Guarantor"), a subsidiary of _______, guaranty the [obligations](2)[Trident Obligations (as defined in the Credit Agreement)](3)of the Borrowers to Agent and Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                     II. GUARANTY

          Therefore, for value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by Agent and/or Lenders, Guarantor hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness, liabilities and obligations of every kind and nature of the Borrowers to Agent and/or Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent and/or Lenders, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, arising under or relating to the Credit Agreement [and constituting Trident Obligations], including, without limitation any post-petition bankruptcy interest [(all such indebtedness, liabilities and obligations being hereinafter referred to as


---------------------------------------------

(2)  Insert for any Dura Borrower or any non-Trident Subsidiary.

(3)  Insert for any Trident Borrower or any Trident Subsidiary.

"Borrowers' Obligations")]. Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by Agent and/or Lenders in endeavoring to collect all or any part of [Borrowers'][Trident] Obligations from, or in prosecuting any action against, Guarantor of all or any part of [Borrowers'][Trident] Obligations.

          Guarantor hereby agrees that its obligations under this Corporate Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of [Borrowers'][Trident] Obligations or any part thereof, or of any promissory note or other document evidencing all or any part of [Borrowers'][Trident] Obligations, (ii) the absence of any attempt to collect [Borrowers'][Trident] Obligations from any Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Agent or Lenders with respect to any provision of any agreement, instrument or document evidencing or securing all or any part of [Borrowers'][Trident] Obligations, or any other agreement, instrument or document now or hereafter executed by a Borrower and delivered to Agent or Lenders, (iv) the failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for [Borrowers'][Trident] Obligations, for its benefit or the ratable benefit of Lenders, (v) Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar foreign statute, (vi) any borrowing or grant of a security interest by a Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code or any similar foreign statute, (vii) the disallowance, under Section 502 of the Bankruptcy Code or any similar foreign statute, of all or any portion of Agent's or Lenders' claim(s) for repayment of [Borrowers'][Trident] Obligations, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Borrower or a guarantor.

          Notwithstanding any provisions of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time. [Modify as appropriate for Guarantor's jurisdiction.]

          No payment made by or for the account or benefit of Guarantor (including, without limitation, (i) a payment made by a Borrower in respect of [Borrowers'][Trident] Obligations, (ii) a payment made by any Person under any other guaranty of [Borrowers'][Trident] Obligations or (iii) a payment made by means of set-off or other application of funds by Agent or any of Lenders) pursuant to this Corporate Guaranty shall entitle Guarantor, by subrogation or otherwise, to any payment by a Borrower or from or out of any property of a Borrower, and Guarantor shall not exercise any right or remedy against a Borrower or any property of a Borrower including, without limitation, any right of contribution or reimbursement by reason of any performance by Guarantor under this Corporate Guaranty. The provisions of this paragraph shall survive until payment of the [Borrowers'][Trident] Obligations or as otherwise permitted by the Credit Agreement. Guarantor and Agent hereby agree that each Borrower is and shall be a third party beneficiary of the provisions of this paragraph.

          Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of a Borrower, protest or notice with respect to [Borrowers'][Trident] Obligations and all demands whatsoever, and covenants that this Corporate Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to Guarantor or any other party shall be required for Agent, on behalf of itself and Lenders, to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. Upon the occurrence and during the continuance of any Event of Default, Agent may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of [Borrowers'][Trident] Obligations, without first proceeding against any Borrower, any other person, firm, corporation, or any security or collateral for [Borrowers'][Trident] Obligations. Payments and credits, if any, from Guarantor, the Borrowers, any other person, firm or corporation, or any security or collateral for [Borrowers'][Trident] Obligations, on account of [Borrowers'][Trident] Obligations or of any other liability of Guarantor to Agent and Lenders arising hereunder shall be applied in accordance with the terms of the Credit Agreement.

          To the extent permitted under the Credit Agreement, Agent and Lenders are hereby authorized, without notice or demand to

Guarantor and without affecting or impairing the liability of Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, [Borrowers'][Trident] Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Agent or Lenders, (ii) accept partial payments on [Borrowers'][Trident] Obligations, (iii) take and hold collateral for the payment of [Borrowers'][Trident] Obligations, or for the payment of this Corporate Guaranty, or for the payment of any other guaranties of [Borrowers'][Trident] Obligations or other liabilities of the Borrowers, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine, and (v) settle, release, compromise, collect or otherwise liquidate [Borrowers'][Trident] Obligations and any collateral therefor in any manner.

          At any time after and during the continuance of an Event of Default, Agent and Lenders may, in their sole discretion, without notice to Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of [Borrowers'][Trident] Obligations (i) any indebtedness due or to become due from Agent or any of Lenders to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Agent or any of Lenders or any affiliates thereof, whether for deposit or otherwise.

          Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers, and any and all endorsers and other guarantors of any agreement, instrument or document evidencing or securing all or any part of [Borrowers'][Trident] Obligations and of all other circumstances bearing upon the risk of nonpayment of [Borrowers'][Trident] Obligations or any part thereof that diligent inquiry would reveal, and Guarantor hereby agrees that none of Agent nor Lenders shall have any duty to advise Guarantor of information known to Agent or Lenders regarding such condition or any such circumstances. Guarantor hereby acknowledges familiarity with the Borrowers' financial condition and has not relied on any statements by Agent or Lenders in obtaining such information. In the event Agent or any Lender, in their sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, none of Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or any Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to Guarantor.

          Guarantor consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of [Borrowers'][Trident] Obligations. Guarantor further agrees that, to the extent that a Borrower makes a payment or payments to Agent or Lenders, or Agent receives any proceeds of collateral, for its benefit and the ratable benefit of Lenders, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such Borrower, its estate, trustee, receiver or any other party, including without limitation Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, [Borrowers'][Trident] Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Corporate Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or canceled.

          Guarantor also waives all setoffs and counterclaims (other than arising from the gross negligence or willful misconduct of the Agent or the Lenders) and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Corporate Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any agreement, instrument or document evidencing or securing all or any part of [Borrowers'][Trident] Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of [Borrowers'][Trident] Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent, for its benefit and the ratable benefit of Lenders, to secure payment of [Borrowers'][Trident] Obligations.

                                  III. MISCELLANEOUS

          No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Corporate Guaranty be binding upon Agent or Lenders, except as expressly set forth in a writing duly signed and delivered on Agent's behalf by an authorized officer or agent of Agent. Agent's or Lenders' failure at any time or times hereafter to require strict performance by any Borrower or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by any Borrower or Guarantor and delivered to Agent or Lenders shall not waive, affect or diminish any right of Agent and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent or Lenders, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Agent, and directed to a Borrower or Guarantor, as applicable, specifying such waiver. No waiver by Agent and Lenders of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent or Lenders permitted hereunder shall in any way affect or impair Agent's or Lenders' rights or the obligations of Guarantor under this Corporate Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by a Borrower to Agent and Lenders shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

          This Corporate Guaranty shall be binding upon Guarantor and upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Agent's and Lenders' respective successors and permitted assigns; all references herein to a Borrower shall be deemed to include its successors and permitted assigns and all references herein to Agent or Lenders shall be deemed to include their respective successors and permitted assigns. A Borrower's successors and permitted assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for a Borrower. All references to the singular shall be deemed to include the plural, and vice versa, where the context so requires.

          [In the event that the stock of Guarantor is sold pursuant to a sale permitted pursuant to SECTION 11.2 of the Credit Agreement, Agent shall release Guarantor from its obligations hereunder.]

          Wherever possible each provision of this Corporate Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Corporate Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Corporate Guaranty.

          THIS CORPORATE GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. THIS CORPORATE GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING WITH RESPECT TO THE SUBJECT

MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CORPORATE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT, LENDERS OR GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.
GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OR ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS CORPORATE GUARANTY.

          AGENT, LENDERS AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CORPORATE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT, LENDERS OR GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT ENTERING INTO THE CREDIT AGREEMENT.

          Guarantor hereby certifies that it has all necessary corporate authority to grant and execute this Corporate Guaranty.

          [The obligations of Guarantor are secured by, among other things, certain Collateral Documents of Guarantor in favor of Agent and the Lenders.]

          IN WITNESS WHEREOF, this Corporate Guaranty has been duly executed by Guarantor this ____ day of _____, ______.

                                   [NAME OF GUARANTOR]


                                   By
                                     --------------------------------------
                                        Its
                                            -------------------------------

                                   Address:
                                           --------------------------------

                                           --------------------------------

                                           --------------------------------

                                      EXHIBIT E

                              FORM OF JOINDER AGREEMENT


     THIS JOINDER AGREEMENT dated as of ___________ is
BETWEEN:

     _________________________________, a ________________ organized under the laws of _______________ (hereinafter called the "NEW [DURA][TRIDENT] BORROWER"),

                                       - and -

     the various financial institutions signatory hereto as Lenders (the "LENDERS"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (hereinafter called the "AGENT").

     WHEREAS, Dura Automotive Systems, Inc., Dura Operating Corp. ("DURA"), Trident Automotive plc ("TRIDENT") and certain Subsidiaries of Dura have entered into a Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT") with the Lenders and the Agent;

     WHEREAS, Dura and the New [Dura][Trident] Borrower have requested that the New [Dura][Trident] Borrower be permitted to join in the Credit Agreement as a Borrower thereunder pursuant to Section 14.21 of the Credit Agreement;

     WHEREAS, the New [Dura][Trident] Borrower under the laws relating thereto is duly authorized to enter into the Credit Agreement and all things necessary, including any necessary consents of shareholders of the New [Dura][Trident] Borrower, have been done and performed to make the Credit Agreement a valid and binding agreement of the New [Dura][Trident] Borrower;

     WHEREAS, the foregoing recital is made as representations and statements of fact by the New [Dura][Trident] Borrower and not by the Lenders or the Agent;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the New [Dura][Trident] Borrower covenants and agrees with the Lenders and the Agent as follows:

                                      ARTICLE I
                                    INTERPRETATION

1.1  DEFINITIONS

     In this Agreement:

     (1) any defined term used herein and not defined herein shall have the meaning given to such term in the Credit Agreement; and

     (2) the rules of interpretation set forth in Article I of the Credit Agreement apply to this Joinder Agreement.

1.2  HEADINGS, ETC.

     The division of this Agreement into Articles, Sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                                      ARTICLE II
                                  JOINDER AGREEMENT

2.1  WARRANTIES.

     The New [Dura][Trident] Borrower hereby makes to the Lenders and the Agent the representations set forth in Article IX of the Credit Agreement with itself as a [Dura][Trident] Borrower, a Subsidiary and a Loan Party.

2.2  UNDERTAKING

     Effective as of the date hereof, the New [Dura][Trident] Borrower undertakes all obligations of a [Dura][Trident] Borrower (including, without limitation, to execute and deliver a Guaranty and Collateral Documents) under the Credit Agreement.

                                     ARTICLE III
                                    MISCELLANEOUS

3.1   NOTICE

     All communications and notices provided for under the Credit Agreement to the New [Dura][Trident] Borrower shall be addressed as follows:

     ------------------

     ------------------

     ------------------
          Attention:
                      -------------------
          Telephone:
                      -------------------
          Facsimile:
                      -------------------

          with a copy to:

          Dura Operating Corp.


          Attention:
          Telephone:
          Facsimile:

or at such other address as the New [Dura][Trident] Borrower may designate in accordance with Section 14.2 of the Credit Agreement.

3.2  APPLICABLE LAW

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     IN WITNESS WHEREOF the New [Dura][Trident] Borrower has duly executed this Joinder Agreement as of the date first set forth above.

                    [NAME OF NEW [DURA][TRIDENT] BORROWER]


                    By:
                       -------------------------------
                    Name:
                    Title:

                    DURA OPERATING CORP.


                    By:
                       -------------------------------
                    Name:
                    Title:

Accepted:

BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION, as
 Agent


By:
   -------------------------------
Name:
Title:

[LENDERS]

                                      EXHIBIT F

                                     FORM OF NOTE




                                                             _____________, ____


          FOR VALUE RECEIVED, the undersigned (the "BORROWER"), hereby promises
to pay to the order of                     (the "LENDER") the aggregate unpaid
principal amount of all _________ Loans made by the Lender to the Borrower pursuant to the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Dura Automotive Systems, Inc., [Dura Operating Corp.][the Borrower], certain subsidiaries of [Dura Operating Corp.][the Borrower] [(including the Borrower)], various financial institutions (including the Lender), Bank of America National Trust and Savings Association, as Agent, on the dates and in the amounts provided in the Credit Agreement. The Borrower further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

          The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement and this Promissory Note (this "NOTE").

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for the securing of this Note pursuant to Collateral Documents (as defined in the Credit Agreement), for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              [NAME OF BORROWER]


                              By:
                                 ---------------------------------
                              Title:
                                     -----------------------------

                                                              Schedule A to Note



      [INSERT FACILITY NAME]LOANS AND REPAYMENTS OF [INSERT FACILITY NAME] LOANS

                                  (2)           (3)
                                  Amount      Amount of
                                  of          _____             (4)
                  (1)           _____        ____ Loan        Notation
                  Date              Loan       Repaid          Made by
               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

               ----------     ------------   ------------     --------

                                      Exhibit I

                     FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT



          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of __________, ____ is made between ______________________________ (the "ASSIGNOR") and __________________________
(the "ASSIGNEE").


                                       RECITALS

          The Assignor is party to the Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (as amended, modified, supplemented or renewed, the "CREDIT AGREEMENT") among Dura Automotive Systems Inc., Dura Operating Corp. ("DURA"), certain subsidiaries of Dura, Bank of America National Trust and Savings Association, as Agent (the "AGENT"), Issuing Lender and Swing Line Lender, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and the several financial institutions from time to time party thereto (including the Assignor, the "LENDERS"). Terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement.

          The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of the Loans, the Assignor's Commitments and the L/C Obligations and the other rights and obligations of the Assignor thereunder, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor, in each case on the terms and subject to the conditions of this Assignment and Acceptance.

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          1.   ASSIGNMENT AND ACCEPTANCE.

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance),

          (i) [U.S. $________ of the Assignor's Dura Term Loan,] [U.S. $________ of the Assignor's Dura Interim Term Loans,][U.S. $________ of the Assignor's Trident Term

     Loan,] [U.S. $__________ of the Assignor's Trident Acquisition Loans][;
     and]

          (ii) [__% of the Assignor's Dura Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Dura Revolving Group Loans, the Assignor's rights in respect of its participation (whether funded or unfunded) in Australian Loans, Dura Canadian Loans and Dura Swing Line Loans and in respect of L/C Obligations of Dura Borrowers and the Assignor's obligations in respect of its participation (whether funded or unfunded) in Australian Loans, Dura Canadian Loans and Dura Swing Line Loans and in respect of L/C Obligations of Dura Borrowers; and]

          (iii) [__% of the Assignor's Trident Acquisition Commitment, __% of the Assignor's Trident Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Trident Revolving Group Loans, the Assignor's rights in respect of its participation (whether funded or unfunded) in Trident Canadian Loans and Trident Swing Line Loans and in respect of L/C Obligations of Trident Borrowers and the Assignor's obligations in respect of its participation (whether funded or unfunded) in Trident Canadian Loans and Trident Swing Line Loans and in respect of L/C Obligations of Trident Borrowers; and]

          (iv) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents

(all of the foregoing being herein called the "ASSIGNED RIGHTS AND
OBLIGATIONS").

          (b) With effect on and after the Effective Date (as defined in SECTION 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Pro Rata Share equal to _______%. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that (i) as of the Effective Date, the Pro Rata Share of the Assignor shall be reduced to _______%, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; PROVIDED, HOWEVER, that the Assignor shall not relinquish its rights under Article IV or Sections 11.4 or
11.5 of the Credit

Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's and the Assignor's respective Commitments, outstanding Loans and participations in Loans and L/C Obligations will be as set forth on ANNEX I.

     2.   PAYMENTS.

          (a) As consideration for the sale, assignment and transfer contemplated in SECTION 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to [SPECIFY AMOUNTS IN APPLICABLE CURRENCIES], representing the principal amount of all outstanding and funded Group Loans and participations included within the Assigned Rights and Obligations.

          (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 14.8(a) of the Credit Agreement.

     3.   REALLOCATION OF PAYMENTS.

     Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   INDEPENDENT CREDIT DECISION.

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 10.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.   EFFECTIVE DATE; NOTICES.

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ______________ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

               (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

               (ii) the consent of Dura and the Agent, if required for an effective assignment of the Assigned Rights and Obligations by the Assignor to the Assignee under Section 14.8(a) of the Credit Agreement, shall have been duly obtained and shall be in full force and effect as of the Effective Date;

               (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

               (iv) the processing fee referred to in SECTION 2(B) hereof shall have been paid to the Agent.

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers, the Issuing Lender, the Swing Line Lender, the Australian Lender, the Canadian Lender and the Agent, for acknowledgment by the Agent, a Notice of Assignment substantially in the form attached hereto as SCHEDULE 1.

     6.   [AGENT.  INCLUDE ONLY IF ASSIGNOR IS THE AGENT]

          (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to such Agent by the Lenders pursuant to the terms of the Credit Agreement.

          (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

     [6. ISSUING LENDER. [INCLUDE ONLY IF ASSIGNOR IS ISSUING LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Issuing Lender under the Credit Agreement.]

     [6. AUSTRALIAN LENDER. [INCLUDE ONLY IF ASSIGNOR IS AUSTRALIAN LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Australian Lender under the Credit Agreement.]

     [6. CANADIAN LENDER. [INCLUDE ONLY IF ASSIGNOR IS CANADIAN LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Canadian Lender under the Credit Agreement.]

     [6. SWING LINE LENDER. [INCLUDE ONLY IF ASSIGNOR IS SWING LINE LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Swing Line Lender under the Credit Agreement.]

     7.   REPRESENTATIONS AND WARRANTIES.

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and
(iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or any other Loan Party, or the performance or observance by the Borrowers or any other Loan Party of any of their obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     8.   FURTHER ASSURANCES.

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Dura or the Agent which may be required in connection with the assignment and assumption contemplated hereby.

     9.   MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN).

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.



                                        [ASSIGNOR]


                                   By:
                                       -----------------------------

                                   Title:
                                          --------------------------

                                   Address:
                                            ------------------------

                                        [ASSIGNEE]


                                   By:
                                       -----------------------------

                                   Title:
                                          --------------------------

                                   Address:
                                            ------------------------

                                       ANNEX I


IMMEDIATELY
BEFORE EFFECTIVE
DATE:

ASSIGNOR:

ASSIGNEE:

ON AND AFTER
EFFECTIVE DATE:

ASSIGNOR:

ASSIGNEE:

                                      SCHEDULE 1

                         NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                        _______________, ____



To:    Bank of America National Trust
          and Savings Association, as Agent

       BA Australia Limited,
          as Australian Lender

       Bank of America Canada,
          as Canadian Lender

       Bank of America National Trust
          and Savings Association,
          as Swing Line Lender
          and Issuing Lender

       Dura Operating Corp.


Ladies and Gentlemen:

       We refer to the Consolidated, Amended and Restated Credit Agreement, dated as of April 30, 1998 (as amended, modified, supplemented or renewed from time to time, the "CREDIT AGREEMENT"), among Dura Automotive Systems, Inc., Dura Operating Corp. ("DURA"), certain subsidiaries of Dura, Bank of America National Trust and Savings Association, as Agent (the "AGENT"), Issuing Lender and Swing Line Lender, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and the other Lenders referred to therein. Terms defined in the Credit Agreement are used herein as therein defined.

       1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "ASSIGNOR") to _______________ (the
"ASSIGNEE") pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE") of:

               (i) [U.S. $________ of the Assignor's Dura Term Loan,] [U.S. $________ of the Assignor's Dura Interim Term Loans,][U.S. $________ of the Assignor's Trident Term Loan,] [U.S. $__________ of the Assignor's Trident Acquisition Loans][; and]

               (ii) [__% of the Assignor's Dura Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Dura Revolving Group Loans, the Assignor's rights in respect of its participation (whether funded or unfunded) in Australian Loans, Dura Canadian Loans and Dura Swing Line Loans and in respect of L/C Obligations of Dura Borrowers and the Assignor's obligations in respect of its participation (whether funded or unfunded) in Australian Loans, Dura Canadian Loans and Dura Swing Line Loans and in respect of L/C Obligations of Dura Borrowers; and]

               (iii) [__% of the Assignor's Trident Acquisition Commitment, __% of the Assignor's Trident Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Trident Revolving Group Loans, the Assignor's rights in respect of its participation (whether funded or unfunded) in Trident Canadian Loans and Trident Swing Line Loans and in respect of L/C Obligations of Trident Borrowers and the Assignor's obligations in respect of its participation (whether funded or unfunded) in Trident Canadian Loans and Swing Line Loans and in respect of L/C Obligations of Trident Borrowers; and]

               (iv) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents].

       After giving effect to such assignment and assumption, the Assignee shall have a Pro Rata Share equal to _______%. As of the Effective Date, the Pro Rata Share of the Assignor shall be reduced to _______%.

       After giving effect to the assignment and assumption, the Assignee's and the Assignor's respective Commitments, outstanding Loans and participations in Loans and L/C Obligations will be as set forth on ANNEX I.

       2. The Assignee agrees that, upon receiving the consent, if applicable, of the Agent and Dura to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

       3.      The following administrative details apply to the Assignee:

               (A)  Notice Address:

                    Assignee name:
                                   --------------------------
                    Address:
                              -------------------------------

                              -------------------------------

                              -------------------------------
                    Attention:
                                -----------------------------
                    Telephone:  (   )
                                 ---  -----------------------
                    Telecopier:  (   )
                                  ---  ----------------------
                    Telex (Answerback):
                                        ---------------------

               (B)  Payment Instructions:

                    Account No.:
                                 ----------------------------
                         At:
                                  ---------------------------

                                  ---------------------------

                                  ---------------------------
                    Reference:
                                  ---------------------------
                    Attention:
                                  ---------------------------

               (C)  Correspondent Bank for Assignee:

               (i)  Notice Address for Correspondent Bank:

                    Correspondent Bank name:
                                             ----------------
                    Address:
                              -------------------------------

                              -------------------------------

                              -------------------------------
                    Attention:
                               ------------------------------
                    Telephone:  (   )
                                 ---  -----------------------
                    Telecopier:  (   )
                                  ---  ----------------------
                    Telex (Answerback):
                                        ---------------------

               (ii) Payment Instructions for Correspondent Bank:

                    Account No.:
                                  ---------------------------
                         At:
                                  ---------------------------

                                  ---------------------------

                                  ---------------------------
                    Reference:
                                  ---------------------------
                    Attention:
                                  ---------------------------

       4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

       IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                        Very truly yours,


                                        [NAME OF ASSIGNOR]


                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------


                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------

                                        [NAME OF ASSIGNEE]



                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------


                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


DURA OPERATING CORP.


By:
Its:


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent



By:
Its:


                                          4